UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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LITHIA MOTORS, INC.
(Exact Name of Registrant as Specified In Its Charter)

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Notice of 2019 Annual Meeting of Shareholders and Proxy Statement Thursday, April 25, 2019 at 8:30 a.m. Pacific Daylight Time 150 N. Bartlett St., Medford, Oregon 97501

Letter from the Chief
Executive Officer

Dear Shareholder,

We are pleased to invite you to attend our 2019 Annual Meeting of Shareholders on
April 25 at 8:30am PDT to share our growth strategies and vision on how we will continue to create personal transportation solutions wherever, whenever and however our consumers desire.

Our mission, Growth Powered by People, focuses on our customers and team to create our competitive advantage. We are fortunate to lead such a talented and engaged group of people committed to modernizing automotive retail through innovation and personalized experiences.

We will continue to expand our value-based growth strategy that targets strong franchised stores that have not realized their potential. By unlocking the vertical and horizontal adjacencies created by the scale of our core business we will further activate and grow our nationwide network.

Our entrepreneurial culture inspires leaders to test and tailor solutions to their local markets providing a diverse range of consumer offerings. These solutions are underpinned by world class performance management systems that assist in managing results to drive profits upward.

We’re passionate about cars and the relationships we have built with our customers, team members and the communities we serve. We hope you share our enthusiasm during this exciting time in our industry. We have a winning combination of high profitability, a strategic acquisition model, organic growth opportunity, a well-positioned balance sheet and an amazing team. Together these strengths will enable us to capture a significant portion of the U.S. market.

Thank you very much for being a partner and a shareholder in our company.

Bryan DeBoer
President and Chief Executive Officer
Lithia Motors, Inc.

2019 Lithia Motors, Inc. Proxy Statement | 1

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
To Be Held On April 25, 2019

To the Shareholders of Lithia Motors, Inc.:

I am pleased to invite you to the 2019 Annual Meeting of Shareholders of Lithia Motors, Inc., which will be held at 150 N. Bartlett St., Medford, Oregon 97501, on Thursday, April 25, 2019, at 8:30 a.m., Pacific Daylight Time for the following purposes:

•	To elect seven directors to serve until the next annual meeting of shareholders;

•	To conduct an advisory vote on the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K;

•	To approve an amendment to the Company's Bylaws to provide shareholders with a "proxy access" right;

•	To approve amendments to the Company's Restated Articles of Incorporation and Bylaws to adopt majority voting for uncontested elections of directors;

•	To approve an amendment and restatement of the Company's 2009 Employee Stock Purchase Plan, including an increase in the number of shares available under the plan; and

•	To ratify the appointment of KPMG LLP as our Independent Registered Public Accounting Firm for the year ending December 31, 2019.

We will also consider and act on other matters that properly come before the meeting.

Only holders of record of our common stock at the close of business on February 28, 2019 are entitled to notice of and to vote at the meeting and any adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in our proxy statement.

On or about March 11, 2019, we expect to mail to our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement for our 2019 Annual Meeting of Shareholders and our 2018 Annual Report on Form 10-K. This notice provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail. Our proxy statement and 2018 Annual Report on Form 10-K can be accessed directly at the following Internet address:
http://www.proxyvote.com. Just enter the control number located on your proxy card.

If you have any questions regarding this information or the proxy materials, please visit our website at www.lithia.com or contact our investor relations department at (541) 776-6591.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting of Shareholders, we urge you to submit your vote via the Internet, telephone or mail.

We appreciate your continued support of Lithia Motors and look forward to either seeing you at the meeting or receiving your proxy.

Very truly yours,

Christopher S. Holzshu, Executive Vice President and Secretary
March 11, 2019

2019 Lithia Motors, Inc. Proxy Statement | 2

2019 Lithia Motors, Inc. Proxy Statement | 3

PROPOSAL NO. 6 Ratification of Appointment of KPMG as Independent Registered Public Accounting Firm	51
PROCEDURES	59
APPENDICES	61

2019 Lithia Motors, Inc. Proxy Statement | 4

LITHIA MOTORS, INC.
PROXY STATEMENT

This proxy statement, the accompanying 2018 Annual Report on Form 10-K, the Notice of Annual Meeting and the proxy card are being furnished to the shareholders of Lithia Motors, Inc., an Oregon corporation, in connection with the solicitation of proxies by the Company for use at our 2019 Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be held at our principal executive office, 150 N. Bartlett St., Medford, Oregon 97501, on Thursday, April 25, 2019, at 8:30 a.m. Pacific Daylight Time. On or about March 11, 2019, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access this proxy statement and our 2018 Annual Report on Form 10-K. The Notice provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail. All references in this proxy statement to “Lithia,” “Lithia Motors,” the “Company,” “we,” “us,” or “our” refer to Lithia Motors, Inc. and its subsidiaries, except where the context otherwise requires or as otherwise indicated.

Questions and Answers About the Annual Meeting

What is the purpose of the Annual Meeting?
The Annual Meeting will be held for the following purposes:

• To elect seven directors to serve until the next annual meeting of shareholders;
• To conduct an advisory vote on the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K;
• To approve an amendment to the Company’s Bylaws to provide shareholders with a “proxy access” right;
• To approve amendments to the Company’s Restated Articles of Incorporation and Bylaws to adopt majority voting for uncontested elections of Directors; and
• To approve an amendment and restatement of the Company's 2009 Employee Stock Purchase Plan, including an increase in the number of shares available under the plan; and
• To ratify the appointment of KPMG LLP as our Independent Registered Public Accounting Firm for the year ending December 31, 2019.

Will any other matters be voted on?
We are not aware of any other matters on which you will be asked to vote at the Annual Meeting. If other matters are properly brought before the Annual Meeting, the proxy holders may use their discretion to vote on these matters. Furthermore, if a nominee cannot or will not serve as director, the proxy holders will vote for a substitute nominee selected by our Board of Directors.

2019 Lithia Motors, Inc. Proxy Statement | 1

Who is entitled to vote at the Annual Meeting?
Only holders of record of our common stock at the close of business on February 28, 2019, the record date, will be entitled to notice of and to vote at the meeting and any adjournment thereof. As of the record date, there were 22,347,738 shares of Class A common stock and 800,000 shares of Class B common stock outstanding and entitled to vote. Each share of Class A common stock outstanding is entitled to one vote, and each share of Class B common stock outstanding is entitled to ten votes. Our executive officers and directors hold or control 1.8% (402,000 shares) of the Class A common stock and 100% (800,000 shares) of the Class B common stock outstanding representing approximately 27.7% of the votes available to be cast at the Annual Meeting. All shares will vote together as a single voting group on all matters submitted to a vote of the shareholders except as otherwise required by law.

How do I vote?
There are four ways to vote:

▪
by Internet at http://www.proxyvote.com; just enter the control number found on your proxy card (we encourage you to vote this way as it is the most cost-effective method);
▪
by toll-free telephone at 1-800-690-6903;
▪
by completing and mailing your proxy card; or
▪
by written ballot at the Annual Meeting.

May I change my vote?
Yes. You may change your vote or revoke your proxy any time before the Annual Meeting by:

•
entering a new vote by Internet or phone;
•
returning a later-dated proxy card;
•
notifying Christopher S. Holzshu, our Secretary, in writing, at 150 N. Bartlett Street, Medford, Oregon 97501; or
•
completing a written ballot at the Annual Meeting.

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What vote is required to approve each proposal?
Assuming a quorum is present at the Annual Meeting, the required vote for approval varies depending on the proposal.

Proposal 1: Shareholders will elect the seven director nominees receiving the greatest number of votes. Directors are elected by a plurality of the votes cast and only votes cast in favor of a nominee will be counted. However, if a director nominee receives more “withheld” votes than votes “for,” that may result in the director resigning from our Board of Directors (See Proposal No. 1 for a further description of our Director Resignation Policy).

Proposal 2: The votes that shareholders cast “for” must exceed the votes shareholders cast “against” to approve the compensation of our named executive officers. This vote is advisory and is not binding on us. However, the Compensation Committee of our Board of Directors, which is responsible for designing and administering our executive compensation program, and our Board of Directors value your opinion and will consider the outcome of the vote in making decisions regarding executive compensation.

Proposal 3: The votes that shareholders cast “for” must exceed the votes that shareholders cast “against” to approve the amendment to the Company’s Bylaws to provide shareholders with a "proxy access" right.

Proposal 4: The affirmative vote of the majority of voting power of the shares of our Class A common stock and Class B Common stock outstanding and entitled to vote at the Annual Meeting, voting together as a single class, is required to approve the amendments to the Company’s Restated Articles of Incorporation and Bylaws to adopt majority voting for uncontested elections of Directors.

Proposal 5: The votes that shareholders cast “for” must exceed the votes that shareholders cast “against” to amend and restate the Company’s 2009 Employee Stock Purchase Plan.

Proposal 6: The votes that shareholders cast “for” must exceed the votes that shareholders cast “against” to ratify the appointment of KPMG LLP as our Independent Registered Public Accounting Firm for the year ending December 31, 2019.

How is a quorum determined?
For a quorum to exist at the Annual Meeting, there must be represented, in person or by proxy, shares representing a majority of the votes entitled to be cast at the meeting. Proxies that expressly abstain from voting on a particular proposal and broker non-votes will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

How do we count votes?
The proxy holders will vote your shares as you instruct. We will not count abstentions or broker non-votes either “for” or “against” a “non-routine” matter submitted to a vote of shareholders. A broker non-vote occurs when a broker or other holder of record, such as a bank, submits a proxy representing shares that another person beneficially owns, and that person has not given voting instructions to the broker or other nominee. A broker may only vote shares on a non-routine matter if the beneficial owner gives the broker voting instructions. Only the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2019 is considered a routine matter on which a broker or nominee that holds shares in its name may vote without instruction from the person that owns the shares beneficially.

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How are proxies solicited for the Annual Meeting?
The Company is soliciting proxies for the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending these proxy materials to you if a broker or other nominee holds your shares.

How is my proxy voted?
The Board of Directors has designated Tina Miller, Vice President and Chief Accounting Officer, as the proxy holder for the Annual Meeting. All properly executed proxies will be voted (except to the extent that authority to vote has been withheld) as specified by the shareholder. Proxies submitted without specification will be:

•
Voted FOR the director nominees listed in this proxy statement;
•
Voted FOR the approval of our compensation of the named executive officers, as disclosed pursuant to Item 402 of Regulation S-K;
•
Voted FOR the approval of the amendment to the Company’s Bylaws to provide shareholders with a “proxy access” right;
•
Voted FOR the approval of the amendments to the Company’s Restated Articles of Incorporation and Bylaws to adopt majority voting for uncontested elections of Directors;
•
Voted FOR the amendment and restatement of the Company’s Employee Stock Purchase Plan; and
•
Voted FOR the ratification of the appointment of KPMG as our independent registered public accounting firm.

Why did I receive a notice regarding the availability of proxy materials on the Internet instead of a full set of proxy materials?
In accordance with the Securities and Exchange Commission (“SEC”) rules, we are furnishing our proxy materials, including this proxy statement and our Annual Report on Form 10-K, to our shareholders primarily via the Internet. On or about March 11, 2019, we mailed to our shareholders a Notice that contains instructions on how to access our proxy materials on the Internet, how to vote at the meeting and how to request printed copies of the proxy materials and Annual Report on Form 10-K. Shareholders may request to receive all future proxy materials in printed form by mail or electronically by email by following the instructions contained in the Notice.

I have previously indicated I want to receive my proxy materials electronically. Will I still receive my materials via email as I have in the past?	Yes. If you have already signed up to receive the materials by email or other electronic transmission, you will continue to receive them in that manner.

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DIRECTORS, NOMINEES,
AND EXECUTIVE OFFICERS

Current directors and nominees

SIDNEY B. DEBOER
Sidney B. DeBoer took Lithia Motors public in 1996 and is the Chairman of the Board. Mr. DeBoer served as Chief Executive Officer and Secretary from 1968 through 2011, and then Executive Chairman through the end of 2015. Mr. DeBoer’s pioneering work in the public auto retailer sector and as an automotive dealer has earned him numerous awards and recognition. His charitable work on the Southern Oregon University Foundation Board, Oregon Community Foundation and the Oregon Shakespeare Festival has created a vibrant community for our company’s headquarters. Mr. DeBoer attended Stanford University and the University of Oregon. Mr. DeBoer’s familiarity with our business, executive leadership knowledge and industry experience make him uniquely qualified to be our Chairman.

BRYAN B. DEBOER
Bryan B. DeBoer has been our Chief Executive Officer and President since 2012 and first became a director in 2008. Prior to becoming CEO, Mr. DeBoer was Senior Vice President of Mergers & Acquisitions/Operations and then Chief Operating Officer driving the growth of Lithia and transforming the company culture to an entrepreneurial and high performance model. Upon joining Lithia in 1989, Mr. DeBoer grew through the store positions of Finance Manager, Used Vehicle Manager, General Sales Manager, General Manager and multi-store General Manager. Mr. DeBoer has a B.S. degree from Southern Oregon University in Business Administration. He also graduated from the National Automobile Dealers Association Dealer Academy. Mr. DeBoer’s store experience, passion for mergers and acquisitions and strong manufacturer relationships drive our growth. His enthusiasm for the car business combined with a competitive spirit set the tone for our culture.

SUSAN O. CAIN
Susan O. Cain joined our Board of Directors in 2009. Ms. Cain has been a Senior Instructor in Accounting at Southern Oregon University, located in Ashland, Oregon since 2004 and retired in 2018. Ms. Cain joined KPMG LLP in 1978, retiring as a partner in the San Francisco office in 1999. While with KPMG, she specialized in banking institutions and trust tax services. Ms. Cain is involved with various non-profit and charitable organizations including the Ashland Independent Film Festival and the Oregon Shakespeare Festival. She maintains her CPA license in California and brings to our Board of Directors a high level of accounting expertise. Ms. Cain holds a B.A. degree in General Science from Oregon State University and a Master of Science in Taxation from Washington School of Law, Washington Institute of Graduate Studies. She serves as the Audit Committee Chair and is an audit committee financial expert as defined under SEC rules.

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SHAUNA F. MCINTYRE
Shauna F. McIntyre is a nominee for director. Ms. McIntyre serves as the Lead of Google Automotive Services, Geo, at Alphabet, Inc., and brings deep automotive industry experience, including perspective on new and emerging forms of mobility from both a technology and user viewpoint. Prior to joining Google, Ms. McIntyre was Head of U.S. Automotive and New Mobility Practice Group at Egon Zehnder, where she worked with marquee clients and created thought leadership on new mobility models. Ms. McIntyre also served as a Corporate Officer and Vice President of Strategy, Finance and Operations at Achates Power, a Sequoia Capital-backed startup developing the fuel efficient internal combustion engine for trucking applications, as well as Vice President of Global Commercial Vehicle Turbocharger Platforms at Honeywell. Prior to joining Honeywell, Ms. McIntyre held positions at both McKinsey and at Ford Motor Company. Ms. McIntyre holds a B.S. degree from the University of California, Los Angeles, an M.S. degree from University of California, Berkeley, and an M.B.A from Harvard University.

LOUIS P. MIRAMONTES
Louis P. Miramontes joined our Board of Directors in 2018. Mr. Miramontes currently serves as Audit Committee Chair for Rite Aid Corporation and a private company in California. He provides advisory services to a real estate development company. Mr. Miramontes worked at KPMG from 1976 to 2014, where he served as managing partner for the San Francisco office and provided audit services to public and private companies. He has extensive experience in accounting, financial reporting and corporate governance. Mr. Miramontes hold a B.S. degree in Business Administration from California State University, East Bay. He is also an audit committee financial expert as defined under SEC rules.

KENNETH E. ROBERTS
Kenneth E. Roberts joined our board in 2012 after retiring from Lane Powell PC, a Pacific Northwest law firm. Mr. Roberts was a partner with the law firm of Roberts Kaplan LLP (formerly Foster Pepper LLP) from 1987 until the firm joined with Lane Powell in 2011. His private law practice focused on corporate finance, mergers and acquisitions, corporate governance, executive compensation and securities, having represented many public companies including Lithia Motors since its initial public offering in 1996. Mr. Roberts is a graduate of Harvard Law School and Oregon State University with a B.S. in Business and Technology. Mr. Roberts chairs our Nominating and Governance Committee and lends insightful analysis to our mergers and acquisitions strategies.

DAVID J. ROBINO
David J. Robino joined our board in 2016. He began his management career at The Maytag Corporation and Pepsi-Cola. He joined AC Nielsen in 1989, culminating as Senior Vice President of Nielsen International, based in Brussels, Belgium. After a successful Vice Presidency at AT&T's Business Markets Division, Mr. Robino left to lead Gateway, Inc. as Executive Vice President and Chief Administrative Officer and later Vice Chairman. Upon retiring from Gateway, Mr. Robino served as a member of the board of directors of Memec, Inc., then the world's leading distributor of specialty semiconductors, and Insight Enterprises, Inc., a global provider of information technology capabilities to enterprises. He has served as an adjunct instructor at Southern Oregon University since 2012. Mr. Robino has a M.S. in Industrial Relations from Iowa State University and B.A. in Social Studies from Graceland College. Mr. Robino’s executive management and board experience over the course of his career at many large firms, provides us with expertise across a broad range of subjects.

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Non-Director Executive Officers

CHRISTOPHER S. HOLZSHU
Christopher S. Holzshu is our Executive Vice President. Previously, he had been our CFO from 2010 to 2016. As CFO, Mr. Holzshu combined his accounting and financial acumen with his drive to help our stores’ operations including the development of our performance management system. He is helping our stores develop stronger teams and stronger performance. Mr. Holzshu joined Lithia in 2003 as Director of Accounting after working on our external audit team at KPMG LLP, where he specialized in automotive manufacturing and retail sectors. Throughout his career with Lithia he has gained a deep understanding of the operations of our stores and a special talent for relating to individuals at all levels of the organization. Mr. Holzshu earned a B.S. in Finance and Accounting from the University of Alaska.

SCOTT A. HILLIER
Scott A. Hillier has been Senior Vice President of Operations since 2008, for which he oversees store leadership. Mr. Hillier joined Lithia in 1986, working in our stores in roles including Finance Manager, General Sales Manager, General Manager and multi-store General Manager. He was an initial leader of our store acquisition efforts. Mr. Hillier quickly developed a reputation for identifying talent and building teams which led to his promotion to Vice President of Human Resources in 2003. In his current role, Mr. Hillier helps foster our value of taking personal ownership for performance while mentoring store leadership including the Lithia Partners Group. Mr. Hillier graduated from Southern Oregon University with a B.S. in Inter-Disciplinary Studies.

GEORGE C. LIANG
George C. Liang has been our Senior Vice President of Operations since DCH combined with Lithia in 2014. He oversees store leadership. Mr. Liang joined DCH in 1988 after working as Vice President of BNP Paribas for 11 years in commercial finance. After working in Toyota and Nissan stores, he assumed responsibility for DCH’s West Coast operations in 2001. Mr. Liang successfully added the East Coast to his duties and he became President of DCH Auto Group in 2010. During the combination with Lithia, he right-sized operations and led a cultural change to elevate performance through entrepreneurship. Mr. Liang is very active in various automotive dealer associations, including minority dealer organizations, and has extensive relationships with our manufacturer and finance partners. He is a graduate of University of California at Berkeley (B.A.) and University of British Columbia, Canada (M.B.A.), majoring in finance.

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BRYAN OSTERHOUT
Bryan Osterhout is a Senior Vice President leading a substantial group of stores throughout the Northwest U.S. and Alaska. He joined Lithia over 20 years ago as the General Manager of Eugene Chrysler Dodge Jeep Ram. Mr. Osterhout exhibited his entrepreneurial spirit early, borrowing money from his family to start a used car dealership when he was only 21 years old. Now, he inspires that same passion for operational performance and leadership throughout many of our stores.  Mr. Osterhout studied economics and marketing for four years at the University of Oregon.

THOMAS M. DOBRY
Tom Dobry is our Senior Vice President and Chief Marketing Officer.  He leads our internal marketing team and partners with external agencies that serve our stores.  Mr. Dobry first joined Lithia in 2007 and then again in 2013.  He took a brief hiatus from Lithia to build a team in Detroit, Michigan guiding Chevrolet’s advertising.  Before joining Lithia, Mr. Dobry led regional marketing efforts for the Saturn and Dodge brands at Goodby Silverstein & Partners and BBDO advertising agencies, respectively.  Mr. Dobry has a B.A. in Advertising from Michigan State University and a M.B.A. from the University of Oregon.

ERIK LEWIS
Erik Lewis is our Senior Vice President and Chief Human Resources Officer. Previously, Erik held HR leadership roles in Apple Leisure Group and Walmart. As CHRO, Mr. Lewis is focused on driving cultural alignment across our stores and instilling Lithia's values in a "Growth, Powered by People" approach to our business. In this effort, he will assist our management teams in taking a proactive approach to talent development and employee rewards. Earlier in Erik's career, he worked as a consultant with Andersen and PwC, where he advised clients in the automotive industry. In his career, Erik has gained a deep understanding of how effective people leadership can drive top line growth and profitability. He has a particular passion for creating a fun, exciting atmosphere in which our top talent can be engaged and retained. Erik has an M.B.A. and a B.A. in Spanish from Brigham Young University.

TINA MILLER
Tina Miller is our Vice President and Chief Accounting Officer, and has recently been appointed our interim Principal Financial Officer. She joined Lithia in 2005 working in Internal Audit and Corporate Accounting before being promoted to Director in 2010. Before Lithia, Tina worked as an auditor at Ernst & Young, one of the Big Four accounting firms. She graduated from Santa Clara University with a B.S. in Accounting and is a licensed CPA in Oregon. Tina's leadership and passion for accounting plays an important role in advancing our company.

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CORPORATE GOVERNANCE
Board Leadership and Structure

2018 Board and Committee Composition

The following table reflects our Board members and their committee positions in 2018.

Director	Key	Compensation	Audit	Nominating & Governance
Sidney B. DeBoer	CB
Thomas R. Becker	LI	✓		✓
Susan O. Cain	I	✓	C	✓
Bryan B. DeBoer
Louis P Miramontes	I	✓	✓
Kenneth E. Roberts	I		P	C
David J. Robino	I	C	✓	P

CB = Chairman of the Board I = Independent Director LI = Lead Independent Director C = Committee Chairman

Board of Directors

Our Bylaws provide for not fewer than five and not more than nine directors. Our Board of Directors has the discretion to set the size of our board from time to time. Our Board of Directors has set the number of directors at seven.

There is no requirement that directors attend our Annual Meeting of Shareholders, but directors are encouraged to do so. Our Board of Directors held 20 meetings in 2018. Each incumbent director attended at least 80% of all meetings of the Board and of the Board committees on which he or she served. All of our incumbent directors attended our 2018 Annual Meeting of Shareholders.

Board Committees

Our Board has three standing committees: the Compensation Committee, the Audit Committee, and the Nominating and Governance Committee. Each committee member is an independent director under NYSE listing standards, including, with respect to members of the Audit Committee and Compensation Committee, under the enhanced independence standards that apply to members of those committees. Each of our Board committees has a charter. Commencing with our 2018 Annual Meeting, at least one member of each of our Audit Committee and Compensation Committee may not belong to both committees. A written copy of our committee charters, Corporate Governance Guidelines, Code of Business Conduct and Ethics and Shareholder Communications Policy may be obtained by contacting our Investor Relations Department, Lithia Motors, Inc., 150 N. Bartlett Street, Medford, Oregon 97501. These documents are also available on our website at www.lithia.com under Investor Relations.

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THE COMPENSATION COMMITTEE

The Compensation Committee is responsible for our executive compensation philosophy. Among other responsibilities, it annually reviews the performance of, and determines the base salary and variable and long-term compensation for, our Chief Executive Officer. The Compensation Committee also reviews the compensation for other executive officers and reviews and recommends the compensation for independent Board members.

The Compensation Committee may delegate any of its responsibilities to a subcommittee, which subcommittee shall consist of at least two members of the Compensation Committee but otherwise may consist of any person(s) selected by the Compensation Committee. In December 2018, the Compensation Committee delegated limited authority to our CEO and Executive Vice President to award restricted stock units (“RSUs”) to employees of the Company during the course of 2019 based upon employee performance; the maximum aggregate number of shares underlying RSUs that the CEO may award in a calendar year is equal to an aggregate of $1,500,000 divided by the average closing price of one share of the Company’s Class A common stock in the 40 trading days before the award date of the RSU. In addition, the Compensation Committee has delegated authority to our CEO and CFO to make discretionary contributions to employees’ accounts of up to $200,000 in the aggregate per calendar year under the Lithia Motors, Inc. Management Non-Qualified Deferred Compensation and Long-Term Incentive Plan.

The Compensation Committee also has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant and outside legal counsel as necessary to assist with the execution of its duties and responsibilities. In 2018, the Compensation Committee retained Pay Governance LLC to provide advice and counsel. Pay Governance provided compensation advice to the Committee on our Chief Executive Officer, Chief Financial Officer and next three highest-paid executives. The Compensation Committee monitors our employee benefits plans, including our 2013 Amended and Restated Stock Incentive Plan, our 2009 Employee Stock Purchase Plan, our Performance Bonus Plan and our Executive Management Non-Qualified Deferred Compensation and Long-Term Incentive Plan, and the Compensation Committee certifies and approves payments based on performance measures. The Compensation Committee held 8 meetings in 2018. See “Compensation Discussion and Analysis” below for a discussion of our compensation philosophy and how the Compensation Committee determines the compensation of our executive officers.

THE AUDIT COMMITTEE

The Audit Committee is responsible for selecting and hiring our independent registered public accounting firm and for overseeing our accounting functions, systems of internal control established by management and processes to assure compliance with applicable laws, regulations and internal policies. The Audit Committee routinely meets in executive session with each of representatives from KPMG, our Chief Financial Officer and our Director of Internal Audit. Our Director of Internal Audit reports directly to the chair of the Audit Committee. The Audit Committee held 5 meetings during 2018. In addition to meeting the independence requirement for audit committee members, each current member of the Audit Committee also meets the financial literacy and experience requirements contained in the corporate governance listing standards of the NYSE. Our Board has reviewed the qualifications and experience of the nominees standing for election and has determined that both Ms. Cain and Mr. Miramontes satisfy the requirements of an “audit committee financial expert” as defined by SEC rules.

THE NOMINATING AND GOVERNANCE COMMITTEE

The Nominating and Governance Committee is responsible for assisting our Board of Directors in identifying qualified individuals to become Board members and recommending to our Board of Directors nominees for each annual meeting of the shareholders; determining the composition of our Board of Directors and its committees; developing and implementing a set of effective corporate governance policies and procedures; developing and enforcing a Code of Business Conduct and Ethics; monitoring a process to assess the effectiveness of our Board of Directors, its members and its committees; and ensuring our compliance with NYSE listing standards. The Nominating and Governance Committee held 5 meetings in 2018.

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Director Independence

Our Corporate Governance Guidelines require our board to be composed of a majority of independent directors. Generally, under NYSE listing standards, a director is not independent if he or she has a direct or indirect material relationship with Lithia or its management. In accordance with its charter, the Nominating and Governance Committee annually reviews the independence of all non-employee director nominees and reports its findings to the full Board of Directors, which makes a determination about the independence of each nominee. The Board of Directors and the Nominating and Governance Committee review and discuss all transactions and relationships between each director nominee or any member of his or her immediate family and Lithia, its consolidated subsidiaries and affiliates, and management, both in the context of the specific independence standards enumerated in the NYSE listing standards, as well as other business and personal relationships that could compromise the independent judgment of a director. Other than the NYSE listing standards, we do not adhere to categorical standards for determining independence; rather, we review and evaluate the specific facts and circumstances of each transaction and relationship to determine whether the director is independent. As a result of this review, our Board of Directors affirmatively determined that each of Ms. Cain and Ms. McIntyre and Messrs. Becker, Miramontes, Roberts and Robino is independent under NYSE listing standards.

Lead Independent Director and Leadership Structure

Lithia’s governance documents provide our Board with flexibility to select the leadership structure that is best for the Company. If the Chairman of our Board of Directors is not an independent director, our Board of Directors annually selects an independent director to serve as the “Lead Independent Director” responsible for coordinating the activities of the independent directors. If the Chairman of our Board of Directors is an independent director, our Board of Directors may nonetheless select a Lead Independent Director from one of the other independent directors.

Bryan B. DeBoer is our President and Chief Executive Officer, and Sidney B. DeBoer is our Chairman of the Board. We believe that the separation of the CEO and Chairman positions is beneficial because it allows our CEO to focus his energy and time on operating the Company while simultaneously allowing our Chairman to exercise his leadership strengths. Because Sidney B.

DeBoer is not an independent director, our Board of Directors appointed Thomas R. Becker as Lead Independent Director, and he has served in that capacity since 2008.

Sidney B. DeBoer, as Manager of Lithia Holding Company, L.L.C. (“Lithia Holding”), has the authority to vote all of the Class B common stock, which has 27.7% of the voting power of our outstanding voting shares. To ensure independent oversight of management and the transparency expected from a public company:

•
As described below under “Certain Relationships and Transactions with Related Persons,” Sidney B. DeBoer has entered into a Class B Conversion Agreement under which he has agreed to cause all of the remaining shares of Class B common stock to be converted into Class A common stock by December 31, 2025;

2019 Lithia Motors, Inc. Proxy Statement | 11

•
We maintain a Board comprised of a majority of independent directors, and the Audit Committee, Compensation Committee and Nominating and Governance Committee are composed solely of independent directors;

•	At least once each quarter, with the Lead Independent Director presiding, the independent directors meet privately in executive session;

•
Annually, an independent third party conducts a 360 degree review of our Chief Executive Officer with the other Board members and the officers reporting directly to the Chief Executive Officer. The results of that review are shared with the independent directors;

•	An independent third party also annually conducts a review of the performance of each director, each Board committee, and the Board as a whole;

•	Each committee chair sets the agenda for his or her committee meeting and all directors are permitted to propose items for consideration by any committee or the full Board;

•	Each committee is given the right in its charter to retain outside advisors (including legal counsel) in its discretion; and

•	We have adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics (each of which is available on our website at www.lithia.com).

We believe our Board and committee structure, practices and policies, as described above, allow our Board of Directors to provide adequate, independent oversight of management. Shareholders may contact the Lead Independent Director or the independent directors as a group using the procedures described in “Shareholder and Other Interested Party Communications” below.

Our Board’s Risk Oversight Role

Our Board of Directors monitors the risks facing our business by evaluating our risk management processes, including the processes established to monitor how management reports material risks to our Board of Directors and how our executive team manages the various risks that our business faces. Our Board of Directors periodically reviews the potential severity of various risks faced by our Company (including geographic risks and the potential impact of new laws on the business) and the likelihood that they will occur. Our Board of Directors collaborates with management on developing the Company's annual risk management plan and as part of that process helps management ensure that those risks and uncertainties are considered in management's ongoing operations and in creating the Company’s annual risk management plan.

Our Board of Directors has delegated responsibility for certain areas of its risk oversight to its standing committees.

The Compensation Committee, together with our Board of Directors, reviews and manages our compensation policies and programs to ensure they do not encourage excessive risk-taking by our executives and employees. The Compensation Committee reviews a summary and assessment of such risks at least annually and in connection with the discussion or review of individual elements of compensation.

The Audit Committee reviews our material financial risk exposures and the process by which management assesses and manages financial risks. The Audit Committee also meets with management to discuss the steps management has taken to

2019 Lithia Motors, Inc. Proxy Statement | 12

assess, monitor and mitigate risks that the Company faces. While our Board of Directors oversees risk management, our management is charged with managing risk through effective internal controls and processes, which facilitate the identification and management of risks, and management regularly discusses risk management with our Board of Directors.
Director Qualifications and Nominations

The Nominating and Governance Committee is responsible for identifying and evaluating potential director nominees to fill any vacancies on our Board of Directors. The committee recommends director nominees with backgrounds and qualifications that complement each other and collectively allow our Board of Directors to fulfill its responsibilities.

The Nominating and Governance Committee annually reviews the composition of our Board and evaluates the qualifications and contributions of the current directors in the context of the desired composition of our Board, our operating requirements and the interests of our shareholders. The committee also routinely reviews and interviews candidates for our Board of Directors whose background and experience suggest they may be qualified to join our Board. The qualifications required of individuals for consideration as a Board nominee vary according to the particular areas of expertise sought as a complement to our existing Board of Directors composition at the time of any vacancy. Potential candidates may be suggested by various sources, including management, Board members, shareholders, legal counsel, business leaders and other industry executives and directors. In connection with its search for a replacement nominee for Mr. Becker, who is not standing for re-election at the Annual Meeting, the Nominating and Governance Committee engaged the services of Egon Zehender International, Inc. to assist with the search. Ms. McIntyre was recommended as a nominee to serve on the Board by the Nominating and Governance Committee.

The Nominating and Governance Committee evaluates the qualifications of potential director nominee candidates, including candidates proposed by shareholders, based on criteria that include the individual’s skills, experience and other factors in the context of the current composition of our Board of Directors, to maintain our Board’s overall diversity. Among other aspects, the Nominating and Governance Committee evaluates the following factors when evaluating director nominees: business experience, other directorships, business and personal relationships with management, educational background, expertise in finance, knowledge of financial reporting and the business of the Company, and industry experience. In this context, diversity encompasses differences of viewpoint, personal and professional experience, education, skill, and other individual qualities and backgrounds, such as gender, race and ethnicity. At a minimum, qualified director nominees must have the ability to dedicate sufficient time to Board activities, and candidates for a position as an independent director must meet applicable NYSE independence standards and not have any conflicts of interest with the Company. The Nominating and Governance Committee reviews its effectiveness in balancing these criteria when assessing the composition of our Board.

Beginning with this Annual Meeting, directors will no longer be considered independent if they have been on the Board for 15 or more years, and no person may serve as an Independent director after attaining the age of 79. As a result of this policy, Mr. Becker, who has served on the Board since 1996 and has been on the board for 15 or more years, is not standing for re-election at the Annual Meeting.

We require all of our directors to annually sign an acknowledgment of their confidentiality obligations and obligations under our insider trading policy and other applicable policies to reinforce their commitment to protect our confidential information and our business reputation and to comply with applicable securities laws.

We seek to attract and retain qualified candidates for Board membership regardless of the origin of recommendation, and there are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder or the Committee itself. The Nominating and Governance Committee will consider potential nominees recommended by any record or beneficial shareholder. See “Shareholder and Other Interested Party Communications-Shareholder Director Recommendations” below.

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Code of Business Conduct and Ethics

We adopted a Code of Business Conduct and Ethics that applies to all of our officers, directors and employees, including our principal executive, financial and accounting officers. A complete copy of our Code of Business Conduct and Ethics is available on our website at www.lithia.com. You may request a copy by mail from our Investor Relations Department, Lithia Motors, Inc., 150 N. Bartlett Street, Medford, Oregon 97501. We intend to publicly disclose any amendment to and any waiver of the Code of Business Conduct and Ethics on our website.

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BOARD COMPENSATION

Compensation of Directors

Non-Employee Director Compensation. Our directors serve from election at each annual meeting until the following annual meeting or until the director’s successor is elected and qualified. The Compensation Committee annually reviews non-employee director compensation and recommends changes to our Board of Directors. If accepted, any recommended change is effective for the ensuing service year. Accordingly, the actual compensation paid to a non-employee director in a calendar year is generally earned under two separate compensation plans. Except for Sidney B. DeBoer, directors who are employees of the Company are not compensated separately for their service as directors. As noted in the Non-Employee Director Compensation Table, for his services as a director, Sidney B. DeBoer receives the same compensation, in the same form, as the Company pays to its non-employee directors. Separately, Sidney B. DeBoer receives payments for his prior services rendered as an employee that are described below under “Certain Relationships and Transactions with Related Persons.” on pg 57. Executive officers of the Company do not recommend or determine non-employee director compensation. Our non-employee directors are Ms. Cain and Messrs. Becker, Miramontes, Roberts and Robino.

We pay a majority of our non-employee directors’ compensation as equity awards. The Compensation Committee believes that paying a majority of the annual compensation in equity provides non-employee directors with a vested interest in our long-term financial success and aligns their interests with those of our shareholders. The compensation structure for our non-employee directors for the 2018-2019 service year was:

$85,000 cash plus an additional $15,000 cash to each director who serves as a committee chair, lead independent director or as chairman of the Board. In each case, cash amounts are paid in 12 monthly installments over the service period.

An award for a number of RSUs, which are settled in shares of our Class A common stock, with a value of $140,000. The number of RSUs awarded is based on the average closing share price for the 40 trading days prior to the award grant date.

We currently grant RSU awards to our non-employee directors immediately after the annual shareholder meeting. The RSU awards vest over one year, with 25% vesting on the first business day of the month after each regularly scheduled quarterly meeting of our Board of Directors if the director continues to serve on that day. All equity grants to non-employee directors are subject to our stock ownership policy. See “Non-Employee Director Stock Ownership Policy; Hedging and Pledging Restrictions” below.

Our Board of Directors believes the compensation of our non-employee directors is equitable, and that by paying most of the non-employee directors’ compensation as equity awards subject to our stock ownership policy, we tie the directors’ compensation to shareholder interests. The Compensation Committee periodically engages independent consultants to review the market competitiveness of the compensation paid to the non-employee directors compared to Company peers. The Compensation Committee engaged Pay Governance LLC in 2018 to help it assess non-employee director compensation for the 2018-2019 Board service year and Pay Governance LLC advised that non-employee director compensation is at the median compared to Company Peers.
.

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Non-Employee Director Compensation Table

Non-Employee Director Compensation Table. The following table summarizes compensation paid to non-employee directors and to Sidney B. DeBoer during calendar year 2018, which represents the 2018 portion of both the 2017-2018 Board term and the 2018-2019 Board term:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)		Total ($)
Sidney B. DeBoer	100,000	140,095	7,785	(2), (3)	$247,880
Thomas R. Becker	100,000	140,095	7,431	(2)	$247,526
Susan O. Cain	100,000	140,095	4,060	(2)	$244,155
Louis P. Miramontes	56,667	140,095	—		$196,762
Kenneth E. Roberts	100,000	140,095	8,194	(2)	$248,289
David J. Robino	100,000	140,095	—		$240,095

(1)
The amounts set forth in this column reflect the grant date fair value of all awards in 2018, including awards that did not vest in 2018. (See Note 10 of Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for the valuation techniques and assumptions and other information related to our stock awards).

(2)	Amounts paid by us on behalf of our Board members for long-term care insurance premiums.

(3)	Does not include amounts paid to Mr. DeBoer under the Transition Agreement, which are described under “Certain Relationships and Transactions with Related Persons" on page 57.

The fees reflected in the column “Fees Earned or Paid in Cash” in the above table are the actual fees earned in calendar year 2018. The amounts in the “Stock Awards” column reflect the fair value of awards granted during 2018, even though not fully earned until the completion of the year of service in March 2019.

Equity incentive awards outstanding at December 31, 2018 for each non-employee director were as follows:

Name	Unvested Stock Awards (#)
Sidney B. DeBoer	342
Thomas R. Becker	342
Susan O. Cain	342
Louis P. Miramontes	342
Kenneth E. Roberts	342
David J. Robino	342

Deferred Compensation Agreements with Non-Employee Directors. We offer our non-employee directors the opportunity to defer receipt of their compensation by entering into a Deferred Compensation Agreement with the Company. Under this agreement, participants, including the non-employee directors, who elect to defer compensation may defer receipt of all or a portion of their cash compensation and any stock award. In 2018, no director elected to defer cash compensation or stock compensation.

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Non-Employee Director Stock Ownership Policy; Hedging
and Pledging Restrictions

We expect our non-employee directors to acquire and hold sufficient shares of our common stock to meaningfully share the risks and rewards of ownership with our shareholders. Accordingly, under our Stock Ownership Policy for Directors, non-employee directors are required to acquire and retain the net after-tax shares received as compensation until the director’s accumulated holdings have a market value equal to at least five times the base compensation paid to the director in the then-current service year. If a director ceases to comply with the policy, the director is expected to retain 50% of the net after-tax shares received upon the settlement of any equity incentive award until the stock ownership minimums are attained. In determining compliance with the policy, share ownership includes RSUs subject to time-vesting and indirect share ownership.

Our insider trading policy and our stock ownership policy for executive officers and directors specifies that they may not (1) engage in hedging transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds or (2) hold Company securities in a margin account or otherwise pledge Company securities as collateral for a loan. In addition, securities pledged as of March 15, 2013 may continue to be pledged under existing or replacement arrangements. The number of securities that were pledged prior to such date have decreased over time. Sidney B. DeBoer is a member and the manager of Lithia Holding, which has the sole voting and investment power with respect to all of the Company’s Class B common stock; all of the 800,000 shares of Class B common stock held by Lithia Holding are pledged by Lithia Holding to secure a loan to Lithia Holding. Kenneth E. Roberts has a line of credit that is secured by the securities held in one of his brokerage accounts, including 59,775 shares of Class A common stock of Lithia; no amounts were drawn on this line of credit as of February 28, 2019. Thomas R. Becker has a line of credit that is secured by the securities held in one of his brokerage accounts, including 50,095 shares of Class A common stock of Lithia; no amounts were drawn on this line of credit as of February 28, 2019.

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PROPOSAL NO. 1
Election of Directors

Our Board of Directors has nominated each of the following persons for election as a director:

Nominee Name	Age	Has Been a Director Since/(During)	Independent
Sidney B. DeBoer	75	1968
Susan O. Cain	64	2009	Yes
Bryan B. DeBoer	52	2008
Shauna F. McIntyre	47		Yes
Louis P. Miramontes	64	2018	Yes
Kenneth E. Roberts	74	2012	Yes
David J. Robino	59	2016	Yes

Our Board of Directors unanimously recommends a vote FOR each of the nominees named above.

Term	If elected, each nominee will hold office until the next annual meeting or until his or her successor is elected and qualified.
Director Replacement and Resignation Policy/Election by Majority Vote
We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, if any nominee should become unable or unwilling to serve, proxies may be voted for another person nominated by our Board of Directors.

Because our Board of Directors is elected by a plurality of votes, it is possible directors can be elected with less than a majority vote in favor of their election. Our Board of Directors has adopted a Director Resignation Policy to address the possibility that, in an uncontested election of directors, a director could be elected with more “withheld” votes than votes cast “for” the director. A director receiving more “withheld” votes than “for” votes must tender his or her resignation from our Board of Directors within five business days after certification of the election results. Within ninety days after receipt of such resignation, the Nominating and Governance Committee will consider the resignation offer and make a recommendation to our Board of Directors whether to accept or reject the offer to resign. Our Board of Directors will disclose its decision on a Form 8-K filed with the SEC. The Nominating and Governance Committee will not nominate for election any person who in the previous year’s election received more “withheld” votes than votes cast “for” the person. The full Director Resignation Policy is included in our Corporate Governance Guidelines which may be accessed on our website at www.lithia.com.

Proposal 4 in this proxy statement would amend the Company’s Restated Articles of Incorporation and Bylaws to require majority voting in uncontested elections of directors. See “Proposal 4: Approval of Amendments to the Restated Articles of Incorporation and Bylaws to Adopt Majority Voting for Uncontested Elections of Directors” for more information. If Proposal 4 is approved by the shareholders, majority voting will be in effect for the 2020 Annual Meeting.

Biographical Information on our Nominees
Our Board of Directors believes that the combination of the qualifications, skills and experiences of the nominees will contribute to an effective and well-functioning Board. Our Board of Directors and the Nominating and Governance Committee believe that individually, and as a group, the nominees possess the necessary qualifications to provide for future oversight of our business consistent with their fiduciary duties to shareholders. Included in each director nominee’s biography, above, is a description of the experience, skills and attributes of each nominee.

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PROPOSAL NO. 2
Advisory vote on the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K

We are asking shareholders to approve the following advisory resolution on the executive compensation reported in this proxy statement:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and related tables, notes and narrative discussion in the Proxy Statement for the Company’s 2019 Annual Meeting of Shareholders, is approved.

The advisory vote, which is required by Section 14A of the Securities Exchange Act, is a vote to approve or disapprove the overall compensation package of our executive officers and not any one specific element of the compensation package or on the compensation received by any one person. The advisory vote is non-binding and does not overrule a decision by the Company, our Board of Directors or the Compensation Committee or create or imply any additional fiduciary duty for our officers or directors. However, the Compensation Committee and Board will review and consider the results of the advisory vote when making future decisions about executive compensation. Because we typically determine annual compensation before the advisory vote on the prior year’s compensation is cast, however, if we determine to make a change in our practices based on shareholder feedback, there may be a delay in implementing those changes.

At our 2018 Annual Meeting of Shareholders, over 98% of the advisory votes cast on the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and related tables, notes and narrative discussion in the Proxy Statement for our 2018 Annual Meeting of Shareholders, were cast “for” that compensation. The Compensation Committee considered this shareholder approval when it determined 2019 compensation. Based on the approval and on our belief that our compensation philosophy, programs and practices in 2017 were effective in promoting our strong financial performance, we did not make material changes to the philosophy, programs or practices in 2018. The increases we made to the amount of compensation that we paid to our executives between 2017 and 2018 reflect our improved financial performance and increased responsibility and experience of our executives.

We urge shareholders to read the detailed information about our compensation philosophy and objectives included in Compensation Discussion and Analysis (“CD&A”), below, which provides context for the Summary Compensation Table and related information. As discussed in the CD&A, we believe our compensation programs align the interests of our executives and our shareholders, help us attract and retain experienced executive talent, and focus our executives on performance and achievement of our short-, mid- and long-term strategic goals and objectives. We believe the overall compensation paid in 2018 was appropriate, particularly considering our financial results in 2018.

Our Board of Directors unanimously recommends a vote FOR the advisory resolution to approve the compensation of our named executive officers.

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Compensation Discussion and Analysis

Named Executive Officers

This section discusses our compensation philosophy and the compensation paid in 2018 to our Chief Executive Officer, Chief Financial Officer and next three highest-paid executives (named executive officers, or NEOs). The following table identifies our NEOs, the positions they hold and the year in which they became an employee. Our officers are appointed by our Board of Directors. (See “Directors, Nominees and Executive Officers” for more complete biographical and background information on our NEOs).

Name	Age	Current Position(s)	With Company Since
Bryan B. DeBoer	52	President and Chief Executive Officer	1989
John F. North III	41	Senior Vice President and Chief Financial Officer	2002
Christopher S. Holzshu	45	Executive Vice President	2003
Scott A. Hillier	55	Senior Vice President	1986
George C. Liang	63	Senior Vice President	2014
EXECUTIVE SUMMARY

Compensation Philosophy

Lithia’s compensation program is designed to support the Company’s vision, mission and values, and aligns incentives and rewards with the execution of our business strategy, as defined in our Annual Operating Plan. Lithia’s compensation program is designed to attract and retain high‐performing employees who drive the Company’s long‐term success. We strive to do this by providing a market‐competitive base salary and performance‐based short‐ and long‐term incentive compensation.

Vision, Mission and Values

Our Vision is to create personal transportation solutions wherever, whenever and however consumers desire and Our Mission, Growth Powered by People focuses us on our customers and team to create our competitive advantage.

Our Mission: Growth Powered by People. We are a growth company and the continued development of our team is critical to our long-term success. Our entrepreneurial culture is the foundation of our business strategy. We support independence and variation in operating models to unleash the potential of all our people. Trust in each other is key to making decisions that will be in the long‐term best interests of the Company. We strive for high customer retention and strong market share while controlling costs to yield exceptional profit performance.

Our Values guide us in serving our customers, developing our people, reaching our potential and growing our company. Working together, we create a welcoming and highly responsive environment with positive experiences that Earn Customers for Life. We are motivated by the freedom of Taking Personal Ownership for our actions and results. By innovating, remaining humble and challenging ourselves to perform better we Improve Constantly. Our enthusiasm for our customers, communities, cars, each other and our success is the catalysts for Having Fun.

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Our Company Strategy

The Company’s strategy is to acquire under‐performing assets and create operational excellence by promoting a high‐performance culture that enables us to generate substantial cash to fuel acquisition growth. Areas that drive our financial success are:

•	innovation;

•	increasing revenues in all business lines;

•	capturing a greater percentage of overall new vehicle sales in our markets;

•	capitalizing on a used vehicle market that is approximately three times larger than the new vehicle market;

•	growing our service, body and parts revenues as units in operations increase;

•	leveraging our cost structure as revenues increase;

•	diversifying our franchise mix and geographic risk through acquisitions;

•	integrating acquired stores to achieve targeted returns;

•	increasing our return to investors through share price, dividends and strategic share buy‐ backs;

•	utilizing prudent cash management, including investing capital to produce accretive returns; and

•	managing our balance sheet to prepare for future expansion opportunities and to be prepared for market downturns.

Compensation Committee Responsibilities
The Compensation Committee is responsible for reviewing the compensation philosophy and policies that govern the Company’s executive compensation programs. Most importantly, the Compensation Committee is responsible for:

•	adopting and guiding processes for the performance and compensation management of the CEO;

•
recommending and guiding processes for the performance and compensation management of the executives in positions that could conceivably succeed the CEO, all for the recommendation and approval of the Board of Directors;

and

•	providing oversight to any other human resources actions impacting the CEO or the executives in positions that could conceivably succeed the CEO.

The Compensation Committee has oversight of the Company’s strategic goals and objectives relevant to compensation, the compensation components, performance evaluations, succession planning and related matters of all executive management. The Committee oversees the administration of the Company’s stock incentive plans, stock purchase plans, other equity incentive plans, profit sharing plans, and pension plans. The Committee is also responsible for reviewing, discussing and approving the Compensation Discussion and Analysis in the annual proxy statement the Company files with the Securities and Exchange Commission.

Compensation Program Risk Assessment
Our Board of Directors and the Compensation Committee are required to assess whether our compensation policies and practices and, in particular, our performance‐based compensation practices, encourage executives or other employees to take unnecessary or unreasonable risks that could threaten the long‐term value of the Company or that are reasonably likely to have a material adverse effect on the Company. Management believes that our practices adequately manage this risk because:

•	our executive compensation plan is benchmarked to an independent compensation survey;

•	we limit the amount of fixed compensation in the form of base salary based on data from our market survey;

•
the primary criteria we use for performance compensation components are “bottom line” measures such as pre‐tax profit and adjusted earnings per share, which we believe are less susceptible to manipulation for short‐term gain than are “top line” measures;

•	cash bonuses are capped;

•	the incentive plans for executive management have the flexibility to put weight on Company‐wide or divisional performance measures;

•	our cash bonus plan preserves discretion to permit the Committee to elect not to pay otherwise achieved bonus amounts for any reason;

•	a meaningful component of compensation is equity grants with extended vesting periods designed to ensure that our executives value and focus on the Company’s long‐term performance;

•	NEOs have equity positions in Lithia and are subject to stock ownership policies, which we believe increases their focus on long‐term shareholder value;
and

•	executive compensation is subject to our “claw‐back” policy.

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YEAR IN REVIEW

Business Review
In 2018, we continued to build upon our three cornerstones of success: operational growth, acquisition opportunities and financial discipline. The table below highlights selected results that determined performance‐based compensation in 2018. Certain of the financial measures differ from measures calculated in accordance with generally accepted accounting principles in the United States (“GAAP”). We reconcile adjusted pretax profit and adjusted earnings per share to the most comparable GAAP measures below.

	2018		2017		2016
Income before income taxes	$337.5	M	$347.1	M	$283.5	M
Adjusted income before income taxes	$328.2	M	$344.2	M	$308.6	M
Diluted net income per share	$10.86		$9.75		$7.72
Adjusted diluted net income per share	$9.98		$8.39		$7.42
Leveraged EBITDA	$298.7	M	$328.6	M	$276.7	M
Liquidity	$458.9	M	$515.9	M	$356.8	M
Debt to adjusted EBITDA	2.3 x		2.0 x		2.2 x
New vehicle unit sales	184,601		167,146		145,772
Rate for manufacturer sales responsibility attainment	106.2%		109.3%		110.0%
Used retail vehicle same store unit sales increase	4.1%		3.5%		9.5%
Service, body, parts same store revenue increase	3.6%		5.1%		8.4%

The following tables reconcile certain reported non-GAAP measures to the most comparable GAAP measure from our Consolidated Statements of Operations (dollars in millions, except per share amounts):

	Year Ended December 31, 2018
	As reported	Disposal gain on sale of stores	Asset Impairment	Insurance Reserves	Acquisition Expenses	Tax Attribute and Federal Rate Reduction	Adjusted
Income before income taxes	$337.5	$(15.4)	$1.3	$1.5	$3.3	$—	$328.2
Income tax (provision) benefit	(71.8)	4.0	(0.3)	(0.4)	(0.9)	(14.8)	(84.2)
Net income	265.7	$(11.4)	$1.0	$1.1	$2.4	$(14.8)	$244.0

Diluted net income per share	$10.86	$(0.47)	$0.04	$0.05	$0.10	$(0.60)	$9.98
Diluted share count	24.5

2019 Lithia Motors, Inc. Proxy Statement | 22

	Year Ended December 31, 2017
	As reported	Insurance Reserves	Acquisition expense	OEM Settlement	Disposal gain on sale of stores	Tax reform	Adjusted
Income before income taxes	$347.1	$5.6	$5.7	$(9.1)	$(5.1)	$—	$344.2
Income tax (provision) benefit	(101.9)	(2.2)	(2.2)	3.4	2.5	(32.9)	(133.3)
Net income	$245.2	$3.4	$3.5	$(5.7)	$(2.6)	$(32.9)	$210.9

Diluted net income per share	$9.75	$0.14	$0.14	$(0.23)	$(0.10)	$(1.31)	$8.39
Diluted share count	25.1

	Year Ended December 31, 2016
	As reported	Disposal gain on sale of stores	Equity-method investment	Legal Reserve	Tax attribute	Adjusted
Income before income taxes	$283.5	$(1.1)	$22.3	$3.9	$—	$308.6
Income tax (provision) benefit	(86.4)	0.4	(28.6)	(3.2)	(1.3)	(119.1)
Net income	$197.1	$(0.7)	$(6.3)	$0.7	$(1.3)	$189.5

Diluted net income per share	$7.72	$(0.03)	$(0.25)	$0.03	$(0.05)	$7.42
Diluted share count	25.5

	2018		2017		2016
EBITDA and Adjusted EBITDA
Net income, as reported	$265.7	M	$245.2	M	$197.1	M
Other interest expense	56.0		34.8		23.2
Income tax expense	71.8		101.9		86.4
Depreciation and amortization	75.4		57.7		49.4
EBITDA	$468.9	M	$439.6	M	$356.1	M

Other adjustments:
Less: used vehicle line of credit interest expense	(2.9)		(2.7)		(3.7)
Less: (gain) loss on divestitures	(15.4)		(5.1)		(1.1)
Add: equity investment fair value adjustment	—		—		22.3
Add: asset impairment	1.3		—		—
Add: insurance reserve	1.5		5.6		3.9
Add: acquisition expenses	3.3		5.7		—
Less: OEM legal settlements	—		(9.1)		—
Adjusted EBITDA	$456.7	M	$434.0	M	$377.5	M

	2018		2017		2016
Leveraged EBITDA
Adjusted EBITDA	$456.7	M	$434.0	M	$377.5	M
Less: capital expenditures	(158.0)		(105.4)		(100.8)
Free cash flow	$298.7	M	$328.6	M	$276.7	M

2019 Lithia Motors, Inc. Proxy Statement | 23

Compensation Performance

The Company feels strongly that it should align performance compensation with objectives that the management team can control. These include objectives such as: pre‐tax profit, earnings per share, and OEM approvability.

The Company periodically assesses how CEO compensation relates to Total Shareholder Return (TSR) over historical pay periods. However, because TSR reflects many things management cannot control or influence, including interest rates, unemployment, industry sales, fuel prices and political issues, the Company does not believe it is an appropriate target measure for forward‐looking compensation objectives.

CEO 2017 Pay Alignment
The following chart shows Lithia’s CEO’s 2017 actual total direct compensation (TDC) and one‐year TSR ranking for 2017 in relation to members of Lithia’s peer group. 2017 actual total direct compensation is the most recent pay information available for the peer group. The 2017 actual TDC is comprised of base salary, actual bonus, and grant date value of equity awards. TSR reflects 1-year TSR from 12/31/16 to 12/31/17. LAD pay is aligned with performance, as TSR is at the 90th percentile, and actual TDC is at the 42nd percentile.

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Percent Rank of TSR
RUSHA
MUSA
LAD
AN
ABG
CRMT
MNRO
KMX
PAG
GPI
AZO
HOG
ORLY
SAH
ODP
AAP
DKS
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Percent Rank of CEOs Total Compensation

The following chart shows the Company’s 3-year TSR in relation to the peer group through December 31, 2018.

2019 Lithia Motors, Inc. Proxy Statement | 24

Compensation Plan Features

Compensation Governance Provisions
To align management and shareholder interests, and to mitigate any potential incentive for management to take inappropriate risks, the Company has the following policies:

•
Stock Ownership Policy: NEOs and Non‐NEO Vice Presidents are expected to acquire and hold shares of our Class A common stock with a market value equal to a multiple of their base salary, as indicated in the table below, within (7) seven years of service in their position. Our stock ownership policy more closely aligns the interests of our NEOs with the interests of our shareholders and exposes our NEOs to downside equity performance risk. A Stock Ownership Compliance review is performed quarterly, and a policy reminder is sent to employees on an annual basis.

Position	Multiple of Salary
Chief Executive President	5
Executive Vice President	3
Senior Vice President	2
Vice President	1

•
Insider Trading Policy: The policy sent to all employees defines insider trading and certain employees determined to have potential access to insider trader information are blocked from selling during predetermined closed selling periods. In addition, Section 16 employees and Directors are required to notify the Company of any trades.

•	Claw-backs: Compensation that we pay based on performance, including annual performance bonuses and equity compensation, is subject to a “claw-back” policy.

•	Negative Discretion of the Compensation Committee: The Committee has discretion to reduce cash bonus amounts even if performance levels specified in the award are attained.

CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Bryan DeBoer, our Chief Executive Officer (the “CEO”):

We identified the median of the annual total compensation of all our employees using the annualized base salary and expected bonus, as of December 31, 2018, plus any equity awards and long-term incentives granted in 2018 for all individuals, excluding the CEO, who were employed by us during 2018 (total compensation was annualized for employees not employed for the full year). After identifying the median employee, we calculated annual total compensation for such employee using the same methodology we use for our CEO compensation.

For 2018, our last completed fiscal year:

•	the annual total compensation of the employee identified at median of our company (other than the CEO), was $40,944;

•
and the annual total compensation of the CEO was $7,615,943 (this amount assumes maximum bonus and equity potential vs. the CEO pay disclosed in the Summary Compensation table, which is the actual amount earned);

•
for this ratio, both employee compensation (other than our CEO) and CEO compensation were calculated using 2018 paid wages, annualized for full-time and part-time employees who did not work a full year.

Based on this information, for 2018, the ratio of the annual total compensation of Bryan DeBoer, our Chief Executive Officer, to the median of the annual total compensation of all employees was estimated to be 186 to 1.

2019 Lithia Motors, Inc. Proxy Statement | 25

Peer Groups and Pay Targeting

Peer Selection Methodology, Rationale and Comparison

Lithia benchmarks overall annual compensation for executives at the median of the most current peer group because we believe this group best represents our competition for executive talent. The peer group is reviewed each year by our Independent Compensation Consultants using a defined methodology that identifies companies reasonably similar to Lithia in terms of industry, industry profile, size, and market capitalization to revenue ratio and profit margins. Below is a list of peer groups:

Peer Group Symbol	Peer Group Name
RUSHA	Rush Enterprises, Inc.
KMX	CarMax Inc.
MUSA	Murphy USA Inc
ODP	Office Depot, Inc.
AN	AutoNation, Inc.
ABG	Asbury Automotive Group Inc.
CRMT	America's Car-Mart, Inc.
MNRO	Monro Muffler Brake, Inc.
PAG	Penske Automotive Group, Inc.
GPI	Group 1 Automotive, Inc.
HOG	Harley-Davidson, Inc.
SAH	Sonic Automotive, Inc.
ORLY	O'Reilly Automotive Inc.
AZO	AutoZone, Inc.
AAP	Advance Auto Parts Inc.
DKS	Dick's Sporting Goods Inc.

Pay Targeting Level

It is important to note that in determining executive compensation, the Compensation Committee does not solely rely on comparative data from the 2018 Peer Group. Such comparative data provides helpful market information about our peer companies, but the Compensation Committee does not target any specific positioning or percentile, nor does it use a formulaic approach, in determining executive pay levels. The Compensation Committee also utilizes other resources, including reputable compensation surveys and other available proxy and compensation data. All such comparative peer data and supplemental resources are considered, along with the Company’s pay for performance and internal parity objectives. All applicable information is reviewed and considered in aggregate, and the Compensation Committee does not place any particular weighting on any one factor.

2019 Lithia Motors, Inc. Proxy Statement | 26

Pay

Pay Mix, Performance Metric, and Goal Setting
After we establish target TDC levels for each executive officer, we allocate TDC between the following components, depending on the individual:

Base Salary
A competitive market salary that sufficiently covers a fixed income component the employee can rely on. The fixed salary is set at a level that provides the ability to attract talent and promotes long-term retention.

Performance Bonus
The bonus compensation plan is tied to quantitative performance objectives set at least annually by management and the Board of Directors. Bonus compensation is intended to reward employee contribution for attaining short‐term Company level objectives and to promote continued focus on high performance while balancing the Company’s long‐term strategic plan. Bonus objectives are set to support growth in the Company’s profitability, maximize our capital deployment strategies, and increase share value. The Company will use short and mid‐term earnings forecasts, analyst estimates, and strategic planning needs to set the profit objectives each period. We believe using metrics that promote high performance and profitable growth is critical. The Compensation Committee has positive and negative discretion to modify performance‐based awards. Management provides the Compensation Committee a quarterly review of the Bonus and Equity Attainment Pacing. The Compensation Committee also may award discretionary bonuses when an executive’s or employee’s performance merits it.

Equity Awards
A compensation tool that leverages Lithia’s public company status to offer Equity Award compensation that rewards employees for achieving Company quantitative financial performance objectives set annually by management and the Board of Directors. We believe using metrics that promote high performance and profitable growth is critical. Equity Award compensation ensures retention of key executives by using longer-term vesting periods and helps maximize our return to shareholders. We believe issuing restricted stock units rather than stock options better aligns our executive team with our shareholders because restricted stock units experience the upside as well as the downside of stock price changes. Because Lithia's stock price has been somewhat volatile, the value of stock options can significantly fluctuate. We believe this unnecessarily distracts employees and reduces their incentive to continuously improve the operations of the business whenever market prices dip below the options exercise price. In addition, issuing stock options can subject the company to an accounting expense even if the options are valueless to the grantee. Therefore, using restricted stock units seem to better instill a sense of ownership and employee perceived value.

Other Perquisites and Benefits
Additional other compensation benefits that are industry‐standard or enhance the competitiveness of compensation for key employees include a vehicle allowance, long term care assistance, long-term disability insurance, and life and accidental death and dismemberment insurance.

2019 Lithia Motors, Inc. Proxy Statement | 27

Pay Mix Rationale

The Company believes that as an employee moves into higher level positions in the Company, base pay should become a smaller component of overall TDC. Using competitive information as a guide, and after considering current position performance, succession planning and retention needs, the Company allocated pay components for its CEO in 2018 as follows. Approximately 82% of our CEO target TDC mix is performance-based, similar to the peer group.

2018 Peer Group Mix

Tax Implications

The Company considers the effects of Section 162(m) of the Internal Revenue Code, which generally disallows the tax deduction for compensation in excess of $1 million for certain covered individuals.  As part of the enactment of the Tax Cuts and Jobs Act and the revisions to Section 162(m), a transitional provision allows for deductions of certain qualifying performance-based compensation with respect to payments made pursuant to a binding written agreement in effect on November 2, 2017. Thus, certain performance-based awards that are payable in the Company’s current year that were pursuant to a binding written agreement prior to November 2, 2017 may be subject to the previous Section 162(m) law if applicable requirements are met.

The Committee believes that shareholder interests are best served if its discretion and flexibility in awarding compensation is not restricted, even though some compensation awards may result in non-deductible compensation expenses. Therefore the Committee has approved salaries and other awards for executive officers that were not fully deductible because of Section 162(m) and, in light of the repeal of the performance-based compensation exception to Section 162(m), expects in the future to approve additional compensation that is not deductible for income tax purposes.

2019 Lithia Motors, Inc. Proxy Statement | 28

2018 Executive Compensation by Element

The elements of our executive compensation include: (1) base salary, (2) performance bonus, (3) performance equity awards, (4) retirement contributions and (5) other perquisites and benefits. Performance bonus, performance equity compensation and retirement benefits are determined as a percentage of the executive’s base compensation. We describe each of these elements below and explain what we paid in 2018 and why.

Name	Base Salary $		Performance Bonus		Equity Awards		Retirement Contribution		Other Perquisites & Benefits
			(Max as % of Base Salary)		(Max as % of Base Salary)		(as % of Prior Year Base Salary)		(as % of Base Salary)
	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018
Bryan B. DeBoer	$1,000,000	$1,020,000	300%	300%	250%	441%	30%	n/a	4%	4%
John F. North III	$360,000	$420,000	200%	190%	139%	275%	23%	n/a	6%	5%
Christopher S. Holzshu	$510,000	$600,000	200%	200%	196%	255%	25%	n/a	5%	4%
Scott A. Hillier	$468,000	$468,000	149%	160%	124%	204%	25%	n/a	5%	5%
George C. Liang	$384,000	$400,000	148%	160%	91%	146%	20%	n/a	7%	5%

Base Salary
The Compensation Committee established the 2018 base salary for our CEO based on competitive market factors, the CEO’s duties and responsibilities, comparison of relative CEO pay within the auto retail and industry peer groups mentioned above, our performance and the relative pay of our senior management team. The base salaries of all other NEOs are approved by the Compensation Committee and are based on both financial and non-financial criteria, the executives’ respective responsibilities, the relative internal pay equity among the senior executives and current market conditions, including relative pay within the industry.

Performance Bonus
In 2018, our performance bonus plan compensated executives for achieving annual performance goals. Each NEO had a maximum cash bonus potential based on a percentage of base salary ranging from 160% to 300%. The Compensation Committee set this range based on its view that the pay we offer to our NEOs for exceptional performance should be at least equal to, and for some NEOs it should be greater than, the NEO’s base salary. We calculated bonus payments by multiplying the executive’s maximum bonus level by the executive’s salary and the performance criteria achievement level. For example, if an executive’s maximum bonus level were 150% and the performance goals attained were 50% of potential, the executive’s bonus would equal 75% of the executive’s base salary (i.e., base salary multiplied by 150% then multiplied by 50%).

2019 Lithia Motors, Inc. Proxy Statement | 29

The tables below shows 2018 performance objectives, performance targets, actual results, potential percentage achievement and actual percentage achieved for each target.

2018 Performance Objective
	EPS Target (1)	% of Payout
Threshold	$6.80	25%

Target	$8.95 - $9.25	100%

Maximum	$10.50	200%

2018 EPS Result was $9.10 and Actual Achievement was 100%
(1) Determined using GAAP consolidated pre-tax profit excluding any non-operating transactions or disposal activities (examples: tax regulation changes, real estate or store sale gains/losses, impairments, legal settlements, other unusual gains/losses, etc.)

Performance Bonus GAAP Pretax Income Reconciliation

Pretax Income - as reported	$337.5	M

Adjustment for non-operating losses (gains)(1)	$11.9	M
Proforma Items(2)	$(9.3	)M
Pretax Income - adjusted	$340.1	M
EPS - proforma	$9.10
Shares used for EPS (shown in millions)	24.5
See 10-K for more detailed information

(1)	Adjustment for non-operating losses (gains) contain real estate losses, acquisition expenses, and store disposal losses.

(2)	Proforma items contain loss on sale of stores, lease & other reserves, capital investment loss, other and unusual gains.

	Year Ended December 31, 2018
	As reported		Disposal gain on sale of stores		Asset Impairment		Insurance Reserves		Acquisition Expenses		Legal Reserve		Interest Rate Fluctuations		Tax Attribute and Federal Rate Reduction		Adjusted
Income before income taxes	$337.5	M	$(15.1	)M	$1.3	M	$1.5	M	$3.3	M	$4.0	M	$7.6	M	$—		$340.1	M

Income tax (provision) benefit	$(71.8)		$3.9		$(0.3)		$(0.4)		$(0.9)		$(1.0)		$(2.0)		$(44.9)		$(117.4)
Net income	$265.7	M	$(11.2	)M	$1.0	M	$1.1	M	$2.4	M	$3.0	M	$5.6	M	$(44.9	)M	$222.7	M

Diluted net income per share	$10.86		$(0.46)		$0.04		$0.05		$0.10		$0.12		$0.24		$(1.85)		$9.10
Diluted share count	24.5
*Adjustment for non-operating losses (gains) contain real estate losses, store disposal losses, asset impairments and other impairments.

Each NEO's performance bonus was based on the attainment described above except for Scott Hillier and George C. Liang. Their performance bonus were based on a combination of EPS and the attainment of assigned store performance targets. These performance targets were based on adjusted net income for those specific groups and the achievement of certain manufacturer approvability requirements for open points and acquisitions.

2019 Lithia Motors, Inc. Proxy Statement | 30

Equity Awards

In 2018, we awarded an aggregate of 49,931 performance and time-vesting RSUs to NEOs. The performance and time-vesting RSUs vest 33% on January 1st of the 2nd, 3rd and 4th anniversary of the award year, so that awards are fully vested on the fourth anniversary of the award date. The performance-vesting RSUs vest when the compensation committee certifies that the performance condition has been attained. The Compensation Committee determined the number of RSUs awarded to NEOs and other key employees after considering peer comparisons, the percentage of total compensation and targets based on adjusted earnings per share for 2018.

Each 2018 performance and time-vesting RSU awarded to our NEOs was contingent on us meeting specified adjusted earnings per share thresholds for 2018, adjusted as described above. The thresholds were determined based on a percentage of the high end of external guidance from analysts who cover Lithia’s stock as follows.

EPS Threshold	% of RSUs Earned
$10.50 (highest)	150.0%
$8.95 - $9.25	100.0
$6.80	50.0
$0.01 - $6.79	41.7
$0.00 or negative	0.0

For 2018, our bonus attainment EPS was $9.10, which resulted in 100% of the 2018 performance and time-vesting RSUs becoming earned. See above and in Year in Review for reconciliation of this measure to the most comparable GAAP measure.

In 2016, the Compensation Committee awarded certain key employees, including each NEO, performance-based RSUs that vest when the Company first attains annual adjusted earnings per share of $9.00. These awards range from 50% to 100% of 2015 base compensation (Bryan B. DeBoer - 100%; Christopher S. Holzshu - 80%; Scott A. Hillier - 50%; George C. Liang - 50%; John F. North III - 50%). RSUs awarded at the $9.00 target are forfeited if not earned within three years of the date of the award.

Other Perquisites and Benefits
We provide our NEOs with an vehicle allowance, insurance premiums for long term care assistance , long-term disability, life and accidental death and dismemberment on their behalf. Our NEOs are generally eligible to participate in benefit programs available to all full-time employees, including health and disability insurance, and our 401(k) plan. However, because of limitations contained in the Internal Revenue Code applicable to principal shareholders and their family members, Bryan B. DeBoer is not eligible to participate in our 2009 Employee Stock Purchase Plan.

2019 Lithia Motors, Inc. Proxy Statement | 31

Summary Compensation Table for 2018

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our NEOs for the fiscal years ended December 31, 2018, 2017 and 2016.

Name and Principal Position	Year	Salary	Stock Awards(1)	Non-Equity Incentive Plan Compensation	Change in Pension Value & Nonqualified Deferred Compensation Earnings(2)	All Other Compensation(3)	Total
Bryan B. DeBoer	2018	$1,020,000	$2,844,474	$1,530,000	$22,350	$47,570	$5,464,394
President and Chief	2017	1,000,000	2,441,014	2,055,000	50,048	332,569	5,878,631
Executive Officer	2016	950,000	1,837,701	1,311,000	46,566	331,129	4,476,396
John F. North III	2018	420,000	730,061	400,000	3,593	22,347	1,576,001
Chief Financial Officer	2017	360,000	488,257	493,200	9,249	92,014	1,442,720
	2016	302,500	335,849	208,725	5,487	57,681	910,242
Christopher S. Holzshu	2018	600,000	967,107	600,000	9,017	30,752	2,206,876
Executive Vice President	2017	510,000	976,425	698,700	20,441	148,137	2,353,703
	2016	485,100	764,660	446,293	15,150	145,591	1,856,794
Scott A. Hillier	2018	468,000	603,991	332,691	9,150	26,510	1,440,342
Senior Vice President	2017	468,000	566,353	319,700	20,405	142,503	1,516,961
of Operations	2016	463,050	447,909	419,060	15,541	139,120	1,484,680
George C. Liang	2018	400,000	369,818	160,000	2,891	23,029	955,738
Senior Vice President	2017	384,000	341,771	238,140	8,372	103,171	1,075,454
of Operations	2016	378,000	290,029	347,760	8,142	115,954	1,139,885

(1)
These amounts reflect the grant date fair value for awards granted under the 2013 Amended and Restated Stock Incentive Plan during each respective year. For each type of RSU award, the attainment levels used in the calculation of the grant date fair value was based on the probable outcomes at the time of grant. For a more detailed discussion of the assumptions used to determine the grant date fair values and other related information, see Notes 1 and 10 of Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2018. The table below outlines the details of these grants, including the attainment levels used to calculate the grant date fair value.

(2)	These amounts are the above-market interest earned in the applicable year on contributions to our Executive Management Non-Qualified Deferred Compensation and Long-Term Incentive Plan.

		Performance and Time Vesting RSU Awards			Long-Term Performance RSU Awards
Name	Year	Grant Date Fair Value Attainment Level	Maximum Attainment Level	Grant Date Fair Value	Grant Date Fair Value Attainment Level	Maximum Attainment Level	Grant Date Fair Value	Total Grant Date Fair Value	Total Grant Date Maximum Value
Bryan B. DeBoer	2018	100%	150%	$2,844,474	—%	—%	—	$2,844,474	$4,266,711
	2017	90%	100%	2,441,014	—%	—%	—	2,441,014	2,712,238
	2016	90%	100%	814,299	100%	100%	1,023,402	1,837,701	1,928,179
John F. North III	2018	100%	150%	730,061	—%	—%	—	730,061	1,095,092
	2017	90%	100%	488,257	—%	—%	—	488,257	542,508
	2016	90%	100%	172,907	100%	100%	162,942	335,849	355,060
Christopher S. Holzshu	2018	100%	150%	967,107	—%	—%	—	967,107	1,450,660
	2017	90%	100%	976,425	—%	—%	—	976,425	1,084,916
	2016	90%	100%	346,549	100%	100%	418,111	764,660	803,166
Scott A. Hillier	2018	100%	150%	603,991	—%	—%	—	603,991	905,987
	2017	90%	100%	566,353	—%	—%	—	566,353	629,821
	2016	90%	100%	198,458	100%	100%	249,451	447,909	469,960
George C. Liang	2018	100%	150%	369,818	—%	—%	—	369,818	554,727
	2017	90%	100%	341,771	—%	—%	—	341,771	379,745
	2016	90%	100%	86,420	100%	100%	203,609	290,029	299,631

2019 Lithia Motors, Inc. Proxy Statement | 32

(3) All Other Compensation in 2018 consisted of the following:

Name	Auto Allowance	401(k) Match	Insurance Premiums (a)	Contributions to Long-Term Incentive Plan	Other (b)	Total
Bryan B. DeBoer	$36,000	$950	$5,676	$—	$4,943	$47,570
John F. North III	15,000	950	4,816	—	4,581	25,347
Christopher S. Holzshu	18,000	950	4,723	—	7,079	30,752
Scott A. Hillier	15,000	950	6,121	—	4,438	26,510
George C. Liang	13,500	950	7,164	—	1,415	23,029

(a) Insurance premiums include amounts paid by us on behalf of the executive for short-term disability insurance, long-term disability insurance and life insurance policies.
(b) Amounts shown are for fair market values of a Company-sponsored trip in 2018.

Grants of Plan-Based Awards Table for 2018

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards (# of shares) (3)			Grant Date Fair Value of Stock and Option Awards ($) (4)
Name	Grant Date (1)	Compensation Committee Action Date	Threshold ($)	Target ($) (2)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Bryan B. DeBoer	1/1/2018	12/20/2017	382,500	1,530,000	3,060,000	10,730	25,751	38,627	2,844,474
John F. North III	1/1/2018	12/20/2017	100,000	400,000	800,000	2,754	6,609	9,914	730,061
Christopher S. Holzshu	1/1/2018	12/20/2017	150,000	600,000	1,200,000	3,648	8,755	13,133	967,107
Scott A. Hillier	1/1/2018	12/20/2017	93,750	375,000	750,000	2,278	5,468	8,202	603,991
George C. Liang	1/1/2018	12/20/2017	80,000	320,000	640,000	1,395	3,348	5,022	369,818

(1)	The Compensation Committee establishes the performance criteria and applicable achievement percentages. (See the discussion under “Performance Bonus” above).

(2)	See paragraph below for discussion related to Target amounts.

(3)	Performance and time-vesting RSU award, which includes a performance condition and a continuing service condition.

(4)
These amounts reflect the grant date fair value for awards granted under the 2013 Amended and Restated Stock Incentive Plan. The attainment level used to calculate the grant date fair value for the performance and time-vesting grants was 100% based on the probable outcome at the time of grant. For a more detailed discussion of the assumptions used to determine the grant date fair value and other related information, see Notes 1 and 10 of Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2018.

The Non-Equity Incentive Plan Awards in the Grants of Plan-Based Awards Table for 2018 reflect awards under the Cash Bonus Performance Plan. The Cash Performance Bonus Plan is structured such that the total amount earned each period is tied directly to our performance for the period. To see the performance criteria used in 2018 and for additional discussion about the Performance Bonus Plan, see “Compensation Discussion and Analysis - 2018 Executive Compensation by Element- Performance Bonus” above. The performance bonus potential for each NEO is a percentage of base salary ranging from 160% to 300% (depending on position) with the maximum amount being earned if all criteria elements are satisfied at the highest level.

The Equity Incentive Plan Awards in the Grants of Plan-Based Awards Table for 2018 were awarded under our Stock Incentive Plan and are subject to forfeiture depending on whether we achieve specified performance criteria. (See Compensation Discussion and Analysis - 2018 Executive Compensation by Element - Equity Based Compensation” for the performance criteria used in 2018).

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Outstanding Equity Awards at Year End 2018

The following table sets forth the outstanding equity awards held by our NEOs as of December 31, 2018:

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Bryan B. DeBoer	1/5/2015	4,184	(4)	$319,365
	2/4/2016	6,086	(5)	464,544
	2/25/2016				11,274	(8)	860,544
	1/12/2017	27,162	(6)	2,073,275
	1/1/2018	25,751	(7)	1,965,574
John F. North III	1/5/2015	739	(4)	56,408
	2/4/2016	1,292	(5)	98,618
	2/25/2016				1,795	(8)	137,012
	1/12/2017	5,433	(6)	414,701
	1/1/2018	6,609	(7)	504,465
Christopher S. Holzshu	1/5/2015	1,742	(4)	132,967
	2/4/2016	2,590	(5)	197,695
	2/25/2016				4,606	(8)	351,576
	1/12/2017	10,865	(6)	829,325
	1/1/2018	8,755	(7)	668,269
Scott A. Hillier	1/5/2015	1,046	(4)	79,841
	2/4/2016	1,483	(5)	113,197
	2/25/2016				2,748	(8)	209,755
	1/12/2017	6,302	(6)	481,032
	1/1/2018	5,468	(7)	417,372
George C. Liang	1/5/2015	455	(4)	34,730
	2/4/2016	646	(5)	49,309
	2/25/2016				2,243	(8)	171,208
	1/12/2017	3,803	(6)	290,283
	1/1/2018	3,348	(7)	255,553

(1)	All shares are related to restricted stock units subject to time-vesting restrictions
(2)	Assumes a stock price of $76.33, the closing price of our common stock on December 31, 2018.
(3)	All shares are related to restricted stock units subject to performance conditions and time-vesting restrictions.
(4)	Vests 100% on January 1, 2019.
(5)	Vests 50% on January 1st of each year 2019 and 2020.
(6)	Vests 33.3% on January 1st of each year 2019, 2020 and 2021.
(7)	Vests 33.3% on January 1st of each year 2020, 2021 and 2022.
(8)	Vests in February of the year following the fiscal year in which the Company's adjusted earnings per share meets or exceeds $9.00.

2019 Lithia Motors, Inc. Proxy Statement | 34

Stock Vested for 2018

The following table summarizes shares acquired on vesting of RSUs during 2018 for each NEO:

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Bryan B. DeBoer	19,588	$2,197,446
John F. North III	3,341	$375,205
Christopher S. Holzshu	7,865	$883,051
Scott A. Hillier	4,879	$547,315
George C. Liang	2,364	$262,900
(1) Equals the value of the shares acquired based on the closing price of our common stock on the vesting date.

Nonqualified Deferred Compensation for 2018

The table below reflects the contributions, earnings, withdrawals and distributions during 2018 and the account balances as of December 31, 2018 for each NEO under our Non-Qualified Deferred Compensation and Long-Term Incentive Plan.

Name	Executive Contributions in Last FY	Registrant Contributions in Last FY (1)	Aggregate Earnings in Last FY (2)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE (3)
Bryan B. DeBoer	$513,750	$—	$162,135	$—	$3,415,660
John F. North III	—	—	15,681	—	322,140
Christopher S. Holzshu	—	—	39,352	—	808,445
Scott A. Hillier	—	—	39,933	—	820,366
George C. Liang	412,518	—	55,041	—	1,275,127

(1)	These amounts are reported in All Other Compensation in the Summary Compensation Table above for the last completed fiscal year.

(2)
A portion of these amounts are related to above-market earnings on compensation that is deferred and is reported in Change in Pension Value and Nonqualified Deferred Compensation Earnings in the Summary Compensation Table above.

(3)
The amounts related to Executive Contributions, Registrant Contributions and above-market earnings on compensation that is deferred was reported as compensation in the Summary Compensation Table in prior years.

Our Non-Qualified Deferred Compensation and Long-Term Incentive Plan permits us to contribute awards for participants that will have a deferred payout. Under this plan, senior executives may defer receipt of portions of their compensation (up to 50% of base salary, and 100% of variable compensation) in any given year, with all amounts deferred earning interest at an annual rate set by the Compensation Committee. (See “Compensation Discussion and Analysis - 2018 Executive Compensation by Element - Retirement Plan”).

2019 Lithia Motors, Inc. Proxy Statement | 35

Potential Payments Upon Termination
or Change in Control

Potential Payments Upon Termination of Employment

In certain circumstances, such as in connection with succession planning or the death or disability of our senior executive officers, it is appropriate to provide severance payments, accelerated vesting of RSUs and certain other limited payments to those executives.

Benefits payable to NEOs upon death, disability or retirement

For all RSUs granted to NEOs in 2015, 2016, 2017 and 2018 (other than the long-term performance RSUs), if the NEO becomes disabled while employed by us, the RSUs continue to vest as scheduled for so long as the NEO remains disabled. If the NEO dies (or, with respect to the RSUs granted to NEOs in 2015 or 2016, if the NEO dies on or after January 1, 2016 or January 1, 2017, respectively), or if the NEO retires after age 65 and having been employed by the Company for at least four years, a pro rata portion of the RSUs (other than any unearned long-term performance RSUs) becomes vested. The prorated portion of the RSUs that becomes vested on death or retirement is the total number of RSUs earned by the NEO based on the performance measures but not yet vested under the service requirement multiplied by a fraction, the numerator of which is the number of full months elapsed from the date of grant through the date of the NEO recipient’s death or retirement, and the denominator of which is 48. Under our Non-Qualified Deferred Compensation and Long-Term Incentive Plan, discretionary benefits contributed by us to a participant’s account fully vest upon the participant’s death or disability.

The following table sets forth the estimated benefits that would have been payable to our NEOs under the RSUs and Non-Qualified Deferred Compensation and Long-Term Incentive Plan if each NEOs employment had been terminated on December 31, 2018 because of death or disability:

Name	Value of Long-Term Incentive Benefits that Would Vest	Value of Stock Awards That Would Vest	Total
Bryan B. DeBoer	$976,714	$1,896,519	$2,873,233
John F. North III	172,432	400,323	572,755
Christopher S. Holzshu	405,844	741,243	1,147,087
Scott A. Hillier	397,451	438,546	835,997
George C. Liang	51,833	245,712	297,545

Potential Payments Upon Change in Control

If we are facing a potential change in control transaction and the proposed transaction would likely negatively affect one or more of our senior executives, we believe it is risky to assume that those senior executives will work against their financial interest, even if the proposed transaction would be in the best interest of our shareholders. We believe that, in such case, our executives should not be motivated by financial self-interest but rather should be appropriately compensated if the completion of the transaction results in a loss of their job. Accordingly, we believe that providing "double-trigger" severance payments, accelerating the vesting of RSUs and certain other limited payments are an appropriate means of achieving alignment between the interests of our senior executives and our shareholders in the context of a potential transaction that would result in a change in control.

2019 Lithia Motors, Inc. Proxy Statement | 36

Change in Control Agreements

We are party to double-trigger Change in Control Agreements with Bryan B. DeBoer, Christopher S. Holzshu, Scott A. Hillier, George C. Liang and John F. North III. Under those agreements, if, after a change in control, the executive is terminated without cause or resigns for good reason, each as defined below, we will pay the executive:

Employee	Title	Salary	Bonus	Time Vested RSU	1-Year Performance RSUs	Long-term Performance RSUs
Bryan B. DeBoer	President/CEO	24 months	2 years	Accelerated vesting	Accelerated vesting based on previous 3 years average	Accelerated vesting at highest level
John F. North III	Sr Vice President CFO	24 months	2 years	Accelerated vesting	Accelerated vesting based on previous 3 years average	Accelerated vesting at highest level
Christopher S. Holzshu	Exec Vice President	24 months	2 years	Accelerated vesting	Accelerated vesting based on previous 3 years average	Accelerated vesting at highest level
Scott A. Hillier	Sr Vice President LAD Ops	24 months	2 years	Accelerated vesting	Accelerated vesting based on previous 3 years average	Accelerated vesting at highest level
George C. Liang	Sr Vice President DCH Ops	24 months	2 years	Accelerated vesting	Accelerated vesting based on previous 3 years average	Accelerated vesting at highest level

Continuing Change in Control Benefits
•
Continuing long-term care insurance premiums for 24 months after the separation date; and
•
Continuing health insurance benefits until the earlier of (a) 18 months after the separation date, (b) the full COBRA period required by law or (c) when the executive becomes eligible for employer-sponsored health insurance from a subsequent employer.

The Change in Control Agreements also contain non-solicitation, non-competition and non-disparagement provisions, but (i) those provisions are dependent on the executive electing to receive the change in control benefits identified above and (ii) the Company’s remedy if the executive violates the non-competition provisions is limited to causing the executive to forfeit profit sharing or other bonus compensation that has not yet been paid to the executive, excluding any equity awards awarded before January 1, 2016. If applicable, the non-solicitation and non-competition provisions are effective for two years following the date of the executive’s separation from service with us. If applicable, the non-disparagement provision is effective for three years from that date. The Change in Control Agreements also contain provisions regarding non-disclosure (for three years from the date of the executive’s separation from service) and assignment of interest in all creative works that are not dependent on the executive receiving any change in control benefits under the agreement.

Under the Change in Control Agreements:

A “Change in Control” occurs if: (A) the Company merges or consolidates with another entity and, as a result, less than 50% of the combined voting power of the resulting entity immediately after the merger or consolidation is held by persons who were the holders of the Company’s voting securities immediately before the merger or consolidation; (B) any person, entity, or group of persons or entities, other than through merger or consolidation, acquires 50% or more of the total fair market value or total voting power of the Company’s outstanding stock (excluding such a change through the transfer of the Company’s outstanding stock or interests in Lithia Holding to the Sidney B. DeBoer Trust or the election of Bryan DeBoer or the Sidney B. DeBoer Family Trust as the manager of Lithia Holding) or acquires substantially all of the Company’s assets; (C) any one

2019 Lithia Motors, Inc. Proxy Statement | 37

person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 50% or more of the total

•
voting power of the stock of the Company (excluding such a change through the transfer of the Company’s outstanding stock or interests in Lithia Holding to the Sidney B. DeBoer Trust or the election of the Sidney B. DeBoer Family Trust as the manager of Lithia Holding); or (D) a majority of the members of the Company’s Board of Directors are removed from office by a vote of the Company’s shareholders over the recommendation of our Board or replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board of Directors before the date of the appointment or election;

•
“Cause” for termination of employment means any one or more of the following: (A) willful misfeasance, gross negligence or conduct involving dishonesty in the performance of the executive’s duties, as determined by our Board of Directors; (B) conviction of a crime in connection with the executive’s duties or any felony; (C) conduct significantly harmful to the Company, as reasonably determined by our Board of Directors, including but not limited to intentional violation of law or of any significant policy or procedure of the Company; (D) refusal or failure to act in accordance with a stipulation, requirement or directive of our Board of Directors (provided such directive is lawful); or (E) failure to faithfully or diligently perform any of the duties of the executive’s employment which are specified in the Change in Control Agreement, articulated by our Board of Directors, or are usual and customary duties of the executive’s employment if the executive has not corrected the problem or formulated a plan for its correction with our Board (if such failure is not susceptible to immediate correction) within 30 days after notice to the executive; and

•
“Good Reason” for an executive’s resignation means (A) any one or more of the following occurs without the executive’s consent: (1) a material diminution of the executive’s base compensation (unless consistent with an across-the-board pay reduction for all senior management and not in excess of 20%); (2) a material change in the geographic location at which the executive must perform services for the Company; (3) a material diminution in the executive’s authority, duties or responsibilities, or (4) any action or inaction by the Company that constitutes a material breach of the Change in Control Agreement; (B) the executive provides notice to the Company of the existence of the condition within 90 days of the initial existence of the condition; (C) the Company has 30 days following receipt of such notice to remedy the condition and fails to do so; and (D) the executive resigns within twelve months of such event occurring. For purposes of clause (A)(3) of the previous sentence, whether a material diminution in the executive’s authority has occurred shall be determined in part by comparing the authority and positions of the persons to whom the executive directly reports immediately prior to the Change in Control or the announcement of the Change in Control with the authority and positions of the persons to whom the executive directly reports immediately after the claimed diminution in the executive’s authority. For example, if the executive was the CEO of the Company before the Company was acquired by a competing business, a material diminution in the CEO’s authority would include, but not be limited to, the CEO not serving as the CEO of the consolidated competing business after its acquisition of the Company.

Notwithstanding the provision for change in control benefits in the Change in Control Agreements, each Change in Control Agreement contains a provision stating that if any benefit payable by us to the executive, including, without limitation, the change in control benefits specified in the agreement, would constitute an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code, those benefits shall be reduced to the largest amount that will result in no portion of the benefits being subject to the excise tax imposed by Section 4999 of the Internal Revenue Code. While the executive may select which particular benefits will be reduced to comply with this provision, the determination of the amount of reduction in the benefits required is made by mutual agreement of us and the executive and, if no agreement is possible, by our independent registered public accountants.

Non-Qualified Deferred Compensation and Long-Term Incentive Plan
Under our Non-Qualified Deferred Compensation and Long-Term Incentive Plan, discretionary benefits contributed to a participant’s account by us fully vest upon a change in control, as defined under Code Section 409A or Treasury Regulations issued thereunder, even if the NEO’s employment is not terminated. Vested discretionary benefits are paid to a participant in an annual installment method over ten years.

2019 Lithia Motors, Inc. Proxy Statement | 38

Quantitative Disclosure of Payments Upon Termination or Change in Control
The following table provides quantitative disclosure of estimated payouts to NEOs assuming a change in control and associated triggering events occurred under the Change in Control Agreements and provisions that existed on December 31, 2018, and the price per share of our common stock is the closing market price on that date. The amounts listed in the table below are in addition to benefits generally available to our employees upon termination of employment, such as distributions from the 401(k) plan and accrued vacation.

Name	Severance Payments (1)	Severance Related Benefits (2)	Value of Stock Awards That Would Vest (3)	Value of Long-Term Incentive Benefits that Would Vest (4)	Additional Payment under Cash Incentive Plan for 2018 (5)	Total
Bryan B. DeBoer	$2,040,000	$21,213	$5,683,303	$976,714	$1,530,000	$10,251,230
John F. North III	840,000	8,976	1,211,204	172,432	400,000	2,632,612
Christopher S. Holzshu	1,200,000	23,280	2,179,832	405,844	600,000	4,408,956
Scott A. Hillier	936,000	17,494	1,301,198	397,451	417,309	3,069,452
George C. Liang	800,000	36,676	801,083	51,833	480,000	2,169,592

(1)	Payable in 24 monthly installments.

(2)	Based on current cost of providing 18 months (the full COBRA period) of COBRA benefits for our NEOs.

(3)	Payable by delivery of shares of Lithia stock immediately following a change in control.

(4)
Payable in equal annual installments over 10 years. The value of the long-term incentive is based on the unvested value of those benefits, calculated as of December 31, 2018 and would be payable even if the NEO’s employment was not terminated.

(5)	Payable in a lump sum immediately following a change in control. Amounts are in addition to amounts reported in the Summary Compensation Table under “Non-equity Incentive Plan.”

Compensation Committee Report

The Committee has reviewed and discussed the Compensation Discussion and Analysis, included elsewhere in this proxy statement, with management, and, based on such review and discussions, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in Lithia’s Annual Report on Form 10-K.

Submitted by the Compensation Committee of the Board of Directors:

David J. Robino (Chair)
Thomas R. Becker
Susan O. Cain
Louis P. Miramontes

Compensation Committee Interlocks
and Insider Participation

The following directors served on the Committee during 2018: Thomas R. Becker, Susan O. Cain, Louis P. Miramontes and David J. Robino, none of whom was a Company officer or employee during 2018, was formerly a Company officer, or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. During 2018, none of our executive officers served as a member of a board of directors or as a member of a compensation committee of any entity that has one or more executive officers serving as a member on our Board or any committee of our Board.

2019 Lithia Motors, Inc. Proxy Statement | 39

PROPOSAL NO. 3
Approval of Amendment to the Company's Bylaws to
Provide Shareholders with a "Proxy Access" Right

We are asking our shareholders to approve so-called “proxy access” amendments to our Bylaws. Proxy access allows eligible shareholders to include their director nominees in our proxy materials for our annual meetings of shareholders, along with director nominees nominated by our Board of Directors.

Background

In connection with its annual review of the Company’s corporate governance practices, our Board of Directors, with the advice and support of the Nominating and Governance Committee, has decided to implement proxy access through an amendment to our Bylaws as set forth in our proposed Amended and Restated Bylaws, which are attached to this proxy statement as Appendix 1 (the “Proxy Access Amendments”). The Proxy Access Amendments will become effective only if they are approved by a majority of the votes cast at the Annual Meeting.

Our Board of Directors believes that implementation of proxy access in the manner set forth in the Proxy Access Amendments will provide meaningful rights to our shareholders while ensuring that the rights are used in a responsible manner, and believes that the Proxy Access Amendments are in the best interests of the Company and our shareholders.

Our Board of Directors recommends a vote FOR the approval of the Proxy Access Amendments.

If the Proxy Access Amendments are approved by our shareholders at the Annual Meeting, the Proxy Access Amendments will become effective upon such approval. If the Proxy Access Amendments are approved by our shareholders, proxy access will be available for use beginning with our 2020 Annual Meeting.

Description of the Proxy Access Amendments

The following description is only a summary and is qualified in its entirety by reference to the complete text of the Proxy Access Amendments as set forth in our proposed Amended and Restated Bylaws, which are attached to this Proxy Statement as Appendix 1. We urge you to read Appendix 1 in its entirety before casting your vote.

Shareholder Eligibility to Nominate Proxy Access Nominees

Subject to certain conditions and procedures as set forth in more detail in the Proxy Access Amendments, a shareholder, or group of up to 20 shareholders, that has owned 3% or more of the outstanding shares of the Company entitled to vote in the election of directors continuously for at least three years would be permitted to include a specified number of director nominees and a supporting statement (up to 500 words in support of each nominee’s election) in our proxy materials for an annual meeting of shareholders. Two or more funds that are: (i) under common management and investment control; (ii) under common management and funded primarily by the same employer; or (iii) a group of investment companies (as defined under the Investment Company Act of 1940) will be counted as one shareholder for purposes of the 20-shareholder group limit. No person may be a member of more than one group of shareholders constituting an eligible shareholder with respect to any annual meeting of shareholders.

Calculation of Qualifying Ownership

To ensure that the interests of shareholders seeking to include proxy access nominees in our proxy materials are aligned with those of our other shareholders, a shareholder would be deemed to own only those shares of our common stock as to which the shareholder possesses both (i) the full voting and investment rights pertaining to such shares and (ii) the full economic interest in (including the opportunity for profit and risk of loss on) such shares. The following shares would not count as “owned” shares for purposes of determining whether the ownership threshold has been met:

•	shares sold by the shareholder or any of its affiliates in any transaction that has not been settled or closed;

•	shares borrowed by the shareholder or any of its affiliates for any purpose or purchased by the shareholder or any of its affiliates pursuant to an agreement to resell;

2019 Lithia Motors, Inc. Proxy Statement | 40

•	shares that were entered into short positions or otherwise sold short; or

•
shares subject to any option, warrant, forward contract, swap, contract of sale, other derivative, or similar agreement entered into by the shareholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of our outstanding shares, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (i) reducing in any manner, to any extent or at any time in the future, such shareholder’s or any of its affiliates’ full right to vote or direct the voting of any such shares or (ii) hedging, offsetting or altering to any degree gain or loss arising from the full economic ownership of such shares by such shareholder or any of its affiliates.

A shareholder will be deemed to “own” shares held in the name of a nominee or other intermediary so long as the shareholder retains the right to instruct how such shares are voted with respect to the election of directors and possesses the full economic interest in such shares. A shareholder’s ownership of shares will also be deemed to continue during any period in which the shareholder has (i) delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement that is revocable at any time by the shareholder or (ii) loaned such shares, provided that the shareholder has the power to recall such loaned shares on not more than five business days’ notice and has recalled such loan shares promptly after being notified that any of its nominees will be included in the Company’s proxy statement, and the shareholder holds the recalled shares through the annual meeting.

Maximum Permitted Number of Proxy Access Nominees

The maximum number of proxy access nominees submitted by all eligible shareholders that the Company would be required to include in our proxy materials with respect to an annual meeting of shareholders shall not exceed 20% of the number of directors in office as of the last day on which a notice of proxy access nomination may be delivered to the Company. This maximum permitted number of proxy access nominees will be reduced as follows:

•
if one or more vacancies for any reason occurs on the Board of Directors after the nomination deadline and before the date of the annual meeting of shareholders and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the maximum permitted number of proxy access nominees shall be calculated based on the reduced size of the Board of Directors; and

•
any director in office as of the nomination deadline who was included in the Company’s proxy statement as a shareholder nominee for any of the three preceding annual meetings and whom the Board of Directors decides to nominate for election to the Board of Directors will be counted against the maximum permitted number of proxy access nominees.

Further, the Company would not be required to include any proxy access nominees in its proxy materials for any annual meeting of shareholders for which the Company receives notice that a shareholder intends to nominate one or more persons for election to the Board pursuant to the Company’s advance notice provisions set forth in Section 1.3 of our Bylaws.

Procedure for Selecting Proxy Access Nominees if Maximum Permitted Number is Exceeded

Any shareholder submitting more than one nominee for inclusion in the Company’s proxy statement shall rank such nominees based on the order in which the shareholder desires such nominees to be selected for inclusion in the Corporation’s proxy statement in the event that the total number of nominees submitted by shareholders pursuant to the proxy access procedure exceeds the maximum permitted number. In the event that the number of nominees submitted by shareholders pursuant to the proxy access procedure exceeds the maximum permitted number, the highest ranking nominee who meets the applicable eligibility requirements from each nominating shareholder will be selected for inclusion in the Company’s proxy statement until the maximum permitted number is reached, going in order of the amount (largest to smallest) of shares of the Company’s capital stock each nominating shareholder disclosed as owned in its nomination notice. If the maximum permitted number is not reached after the highest ranking nominee who meets the applicable requirements from each nominating shareholder has been selected, then the next highest ranking nominee who meets the applicable requirements from each nominating shareholder will be selected for inclusion in the Company’s proxy statement, and this process will continue as many times as necessary, following the same order each time, until the maximum permitted number is reached.

Deadline for Submitting Proxy Access Nominees

In order to provide adequate time for the Board to assess proxy access nominees, requests to include such nominees in our proxy materials must be received no earlier than 150 days and no later than 120 days before the first anniversary of the mailing date of our definitive proxy statement for the prior year’s annual meeting of shareholders, subject to certain adjustments. If the Proxy Access Amendments are approved by our shareholders at the Annual Meeting, eligible shareholders may submit proxy access nominees for

2019 Lithia Motors, Inc. Proxy Statement | 41

inclusion in our proxy materials for the 2020 annual meeting of shareholders no earlier than October 13, 2019 and no later than November 12, 2019.

Information Required by All Nominating Shareholders

Each shareholder seeking to include a proxy access nominee in our proxy materials would be required to provide certain information to the Company, including, but not limited to the following:

•
one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three-year holding period) verifying that, as of a date within seven calendar days prior to the date the nomination notice is delivered to or received by the Company, the relevant shareholder owns, and has owned continuously for the preceding three years, the required number of shares;

•	the written consent of each of such shareholder’s nominees to be named in the Company’s proxy statement, and form of proxy and ballot, as a nominee and, if elected, to serve as a director;

•
a copy of the Schedule 14N (or any successor form) relating to each shareholder nominee that has been filed with the Securities and Exchange Commission as required by Rule 14a-18 under the Securities Exchange Act;

•
in the case of a nomination by a group of shareholders that together is a nominating shareholder: (1) documentation satisfactory to the Company demonstrating that a group of funds qualifies pursuant to the criteria set forth in our Bylaws to be treated as one shareholder or person for purposes of the proxy access provisions, and (2) the designation by all group members of one group member that is authorized to act on behalf of all members of the nominating shareholder group with respect to the nomination and matters related thereto, including withdrawal of the nomination;

•	if desired, a supporting statement;

•	for each nominee included in the shareholder’s notice, a Shareholder Nominee Agreement as described below;

•	the nominating shareholder’s agreement to provide:

•
within five business days after the record date for the meeting, written statements from the record holder and intermediaries verifying the nominating shareholder’s continuous ownership of the required number of shares through the record date, and

•	immediate notice if the nominating shareholder ceases to own any of the required number of shares prior to the date of the applicable annual meeting of shareholders.

Nominating shareholders would also be required to make certain representations to and agreements with the Company, including, but not limited to, the nominating shareholder’s representation and agreement that the nominating shareholder (including each member of any group of shareholders that together is a nominating shareholder):

•	satisfies, and intends to continue to satisfy, the eligibility requirements described in the proxy access provisions of our Bylaws through the date of the annual meeting;

•	acquired the required number of shares in the ordinary course of business and not with the intent to change or influence control of the Company, and does not presently have such intent;

•
has not nominated and will not nominate for election to the Board of Directors at the meeting any person other than the nominee(s) being nominated pursuant to the proxy access provisions of our Bylaws;

•
has not engaged and will not engage in, and has not and will not be, a “participant” in another person’s “solicitation” within the meaning of Rule 14a-1(l) under the Securities Exchange Act in support of the election of any individual as a director at the meeting other than its nominee(s);

•	will not distribute to any shareholder any form of proxy for the meeting other than the form distributed by the Company; and

•
has provided and will provide facts, statements, and other information in all communications with the Company and its shareholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

The nominating shareholder would be required to provide a representation and agreement that each shareholder nominee:

•
if elected, his or her membership on the Board of Directors would not violate the Company’s Articles of Incorporation, the listing standards of the stock exchange on which shares of the Company’s capital stock are listed, or any applicable state or federal law, rule, or regulation;

•
does not have any direct or indirect relationship with the Company that would cause the nominee to be deemed not independent pursuant to the independence requirements, including the committee independence requirements, set forth in the listing standards of the stock exchange on which shares of the Company’s capital stock are listed, any applicable rules of the

2019 Lithia Motors, Inc. Proxy Statement | 42

SEC, and any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the directors;

•	is a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule);

•	is an “outside director” for the purposes of Section 162(m) of the Internal Revenue Code (or any successor provision);

•
is not and has not been subject to: (1) any event specified in Item 401(f) of Regulation S-K under the Securities Act, or (2) any order of the type specified in Rule 506(d) of Regulation D under the Securities Act, without reference to whether the event is material to an evaluation of the ability or integrity of such nominee;

•	meets the director qualifications set forth in the Company’s corporate governance guidelines or any other policy or guidelines applicable to independent directors; and

•	has not been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914.

Each nominating shareholder would be required to provide an executed agreement, in form deemed satisfactory to the Company, pursuant to which the shareholder (including in the case of a group, each shareholder in that group that comprises the nominating shareholder) agrees:

•
to comply with all applicable laws, rules, regulations and listing standards of the stock exchange on which shares of the Company’s capital stock are listed in connection with the nomination, solicitation and election;

•
to file any written solicitation or other communication with the Company’s shareholders relating to one or more of the Company’s directors or director nominees or any shareholder nominee with the Securities and Exchange Commission, regardless of whether any such filing is required under any rule or regulation or whether any exemption from filing is available for such materials under any rule or regulation;

•
to assume all liability stemming from an action, suit or proceeding concerning any actual or alleged legal or regulatory violation arising out of any communication by the nominating shareholder or any of its nominees with the Company, its shareholders or any other person in connection with the nomination or election of directors, including, without limitation, the nomination notice;

•
to indemnify and hold harmless (jointly and severally with all other relevant shareholders, in the case of a group of shareholders that together is a nominating shareholder) the Company and each of its directors, officers, and employees individually against any liability, loss, or damages in connection with any threatened or pending action, suit, or proceeding, whether legal, administrative, or investigative, against the Company or any of its directors, officers, or employees arising out of any nomination submitted by the shareholder;

•
in the event that any information included in the nomination notice or any other communication by the shareholder (including with respect to any shareholder included in a group constituting a nominating shareholder) with the Company, its shareholders or any other person in connection with the nomination or election ceases to be true and accurate in any material respect (or omits a material fact necessary to make the statements made not misleading), to promptly (and in any event within 48 hours of discovering such misstatement or omission) notify the Company and any other recipient of such communication of the misstatement or omission in such previously provided information and of the information that is required to correct the misstatement or omission; and

•
in the event that the nominating shareholder (including with respect to any shareholder included in a group constituting a nominating shareholder) has failed to continue to satisfy the applicable eligibility requirements described in, to promptly notify the Corporation.

Shareholder Nominee Agreement

Each shareholder nominee must provide, for inclusion in the nomination notice, an executed agreement, in a form deemed satisfactory to the Company, providing that such nominee agrees:

•	to provide to the Company such other information and certifications, including completion of the Company’s director nominee questionnaire, as the Company may reasonably request;

•
at the reasonable request of the Board of Directors, any committee or any person employed by the Company, to meet with the Board of Directors, any committee or any person employed by the Company to discuss matters relating to the nomination of the nominee to the Board of Directors, including the information provided by the nominee to the Company in connection with the nomination and the nominee’s eligibility to serve as a member of the Board of Directors;

•
that the nominee has read and agrees, if elected, to comply with all of the Company’s corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines, and any other Company policies and guidelines applicable to directors, and understands that any material breach of these by a director may constitute cause for

2019 Lithia Motors, Inc. Proxy Statement | 43

removal from the Board of Directors, without limiting any other causes for removal under the Company’s Articles of Incorporation, Bylaws or otherwise under law; and

•	that the nominee is not and will not become a party to certain compensatory and voting arrangements with third parties.

Shareholder nominees will also be required to:

•	complete, sign, and submit all questionnaires required of directors or director nominees within five business days of receipt of each such questionnaire from the Company; and

•
provide within five business days of the Company’s request additional information as the Company determines may be necessary to permit the Board of Directors to determine whether the nominee meets the requirements of the proxy access provisions of our Bylaws or the Company’s requirements with regard to director qualifications and policies and guidelines applicable to directors, including whether:

•	the nominee is independent under the Company’s independence standards,

•
the nominee has any direct or indirect relationship with the Company that has not been deemed categorically immaterial pursuant to the Company’s corporate governance guidelines or any other policy or guidelines applicable to directors, and

•
the nominee is not and has not been subject to: (1) any event specified in Item 401(f) of Regulation S-K under the Securities Act, or (2) any order of the type specified in Rule 506(d) of Regulation D under the Securities Act.

Proxy Access Nominee Eligibility

The Company would not be required to include a proxy access nominee in our proxy materials if, among other things:

•
if the shareholder who has nominated the nominee has nominated for election to the Board of Directors at the meeting any person other than pursuant to the proxy access procedures, or has or is engaged in, or has been or is a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Securities Exchange Act in support of the election of any individual as a director at the meeting other than its nominee(s);

•
if the Company has received a notice (whether or not subsequently withdrawn) that a shareholder intends to nominate any candidate for election to the Board of Directors pursuant to the advance notice requirements for shareholder nominees for directors in our Bylaws;

•	who is not independent under the Company’s independence standards;

•
whose election as a member of the Board of Directors would violate or cause the Company to be in violation of its Bylaws, Articles of Incorporation, corporate governance guidelines, code of business conduct and ethics, or other document setting forth qualifications for directors, the listing standards of the stock exchange on which shares of the Company’s capital stock are listed, or any applicable state or federal law, rule, or regulation;

•	if the nominee is or becomes a party to certain agreements with third parties with respect to compensation or voting;

•
if the nominee has previously served on the Board of Directors and has been removed from the Board of Directors for cause pursuant to the Company’s Bylaws, Articles of Incorporation or otherwise under law;

•	who is or has been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914;

•	who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten years;

•	who is subject to any order of the type specified in Rule 506(d) of Regulation D under the Securities Act; or

•
if the nominee or the applicable shareholder has provided information to the Company in respect of such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make the statement made, in light of the circumstances under which they were made, not misleading or shall have breached its or their agreements, representations, undertakings, or obligations under the proxy access provisions of our Bylaws.

Restrictions on Re-Nominations

Any proxy access nominee who is included in our proxy materials but either (i) subsequently withdraws from or becomes ineligible or unavailable for election at the applicable annual meeting, or (ii) does not receive a number of votes cast in favor of his or her election at least equal to 25% of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the nominee’s election, will be ineligible to be a proxy access nominee for the following annual meeting.

2019 Lithia Motors, Inc. Proxy Statement | 44

Vote Required

The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy and voting on the proposal is required to approve this proposal.

Our Board of Directors recommends that you vote FOR approval of the amendment to our Bylaws to provide shareholders with a “proxy access” right.

2019 Lithia Motors, Inc. Proxy Statement | 45

PROPOSAL NO. 4
Approval of Amendments to the Restated Articles of Incorporation and Bylaws
to Adopt Majority Voting for Uncontested Elections of Directors

Oregon law requires that elections of directors of Oregon corporations be determined by a plurality of the votes cast by the shareholders entitled to vote unless a corporation’s articles of incorporation impose some other standard. Under this plurality voting standard, director nominees receiving the highest number of “FOR” votes will be elected, regardless of the number of votes withheld. At the Annual Meeting, the existing plurality voting standard will continue to apply.

Shareholders are being asked at this Annual Meeting to approve and adopt an amendment to our Restated Articles of Incorporation to replace the plurality voting standard with a majority voting standard for uncontested elections of directors. If approved, this proposal would amend Article IV, Section 1 of our Restated Articles of Incorporation to establish majority voting for uncontested elections of directors beginning with the 2020 annual meeting of shareholders. As a result, all director nominees in uncontested elections would be required to receive a number of “FOR” votes representing at least a majority of votes cast in the election. If such a director nominee fails to receive “FOR” votes representing at least a majority of votes cast and is an incumbent director, the Restated Articles of Incorporation would provide that the director continue to serve until the earliest of (i) 180 days following certification of the election results, (ii) the date upon which the Board of Directors appoints a replacement director, and (iii) the date of the incumbent director’s resignation. Following the election the Nominating and Governance Committee would then be charged with making a recommendation to the Board of Directors about filling the vacancy, and the Board of Directors would act on the Nominating and Governance Committee’s recommendation within 180 days of the certification of the election results.

In contested elections where the number of nominees exceeds the number of directors to be elected, the plurality voting standard would continue to apply. The majority voting standard would not apply to vacancies on the Board (including a vacancy resulting from an increase in the number of directors) filled by a vote of the Board of Directors. This summary of the proposed amendment to our Restated Articles of Incorporation is qualified in its entirety by reference to the text of the proposed amendment attached as Appendix 2 to this proxy statement.

In connection with the foregoing, conforming changes would also be required to be made to our Bylaws, as set forth in Appendix 3 to this proxy statement.

Our Board has approved the amendment to our Restated Articles of Incorporation and Bylaws to adopt majority voting in uncontested director elections, subject to and conditioned upon shareholder approval at this Annual Meeting.

On the recommendation of the Nominating and Governance Committee of our Board of Directors, our Board of Directors is submitting this proposal to our shareholders as part of its ongoing evaluation of the Company’s corporate governance practices. After careful consideration of the issue, our Board of Directors has determined to recommend a vote FOR the approval of this proposal. In determining whether to recommend adopting a majority voting standard for uncontested elections of directors to our shareholders, our Board of Directors analyzed current corporate governance trends and considered the arguments in favor of and against maintaining the existing plurality voting standard. Our Board of Directors recognizes that many of our peer public companies have amended their governing documents to provide for a majority voting standard rather than a plurality standard. Our Board of Directors believes that generally requiring directors to be elected by a majority of votes cast both ensures that only director nominees with broad acceptability among our voting shareholders will be elected and enhances the accountability of each elected director to our shareholders. Accordingly, after careful consideration, our Board of Directors has determined that it would be in the best interests of our shareholders to amend our Restated Articles of Incorporation to adopt a majority voting standard for uncontested elections of directors.

Vote Required

The affirmative vote of a majority of voting power of the shares of our Class A common stock and Class B common stock outstanding and entitled to vote at the Annual Meeting, voting together as a single class, is required to approve this proposal. Abstentions and broker non-votes will be the equivalent of votes "against" this proposal.

The Board of Directors recommends a vote FOR approval of the amendments to the Company’s Restated Articles of Incorporation and Bylaws to adopt majority voting for uncontested elections of directors.

2019 Lithia Motors, Inc. Proxy Statement | 46

PROPOSAL NO. 5
Approval of the Adoption of the Lithia Motors, Inc.
2009 Employee Stock Purchase Plan

We are asking shareholders to approve the Lithia Motors, Inc. 2009 Employee Stock Purchase Plan, or “the ESPP,” as amended and restated.

The Board originally adopted the ESPP on December 14, 1997, and the shareholders originally approved the ESPP on May 14, 1998. The Board amended and restated the ESPP on March 16, 2009, and the shareholders approved the amended and restated ESPP on April 30, 2009. On February 22¸ 2019, the Board further amended and restated the ESPP (the “Revised ESPP”), subject to shareholder approval pursuant to the ESPP and applicable stock exchange requirements. The changes approved by the Board on February 22, 2019 are hereinafter referred to as the “Amendment.” If the Revised ESPP is approved by the shareholders, the Revised ESPP will be effective.

The principal features and purpose of the Revised ESPP are summarized below. The following summary of the Revised ESPP does not purport to be a complete description of all of the provisions of the Revised ESPP and is qualified in its entirety by reference to the complete text of the Revised ESPP, which is attached as Appendix 4 to this proxy statement. Capitalized terms used but not defined in the summary have the meaning specified in the Revised ESPP.

Immediately prior to February 22, 2019, the number of shares of Class A common stock reserved for issuance under the ESPP was 1,500,000 shares, of which 138,643 remained available for issuance.

Summary of Amendment

The Amendment would (1) increase the number of shares of Class A common stock available for issuance under the ESPP and (2) extend the term of the ESPP for an additional ten years. In addition, the Amendment makes additional changes that are clean-up in nature.

Increase in Shares Available for Issuance. The Amendment would increase the maximum number of shares available for purchases of Class A common stock from the current 1,500,000 shares to3,000,000 shares, which is an increase of 1,500,000 shares. This increase is 6.7% of our outstanding Class A common stock as of February 28, 2019 and the maximum number of shares remaining available for issuance under the ESPP is 7.3% of our outstanding common stock as of February 28, 2019. These percentages reflect the simple dilution of our stockholders that would occur if the proposed Amendment to the ESPP is approved.

Based on the closing price on NYSE of our common stock on February 28, 2019, of $90.27 per share, the aggregate market value as of that date of the additional 1,500,000 shares of common stock requested under the Amendment was $135,405,000.

Extension of Term. The Amendment would also extend the term of the ESPP for an additional ten years, until December 31, 2029.

Summary of the Revised ESPP

Purpose. The Revised ESPP allows the Company’s employees (including employees who are officers or employees of designated Company subsidiaries) to use payroll deductions to purchase Class A common stock on the terms described below.

Plan Administration. The Revised ESPP shall be administered by the compensation committee, whose administration, interpretation and application of the Revised ESPP and its terms will be final, conclusive and binding on all participants.

Securities Subject to Plan. Subject to adjustment (under the Revised ESPP), up to 1,638,643 shares of Class A common stock will be reserved for issuance pursuant to purchases made under the Revised ESPP.

Eligibility and Participation. Any Company employee employed by the Company (or by any subsidiary designated for participation) for at least 90 continuous days that is regularly scheduled to work at least 20 hours per week and has reached the legal age of majority in the jurisdiction of his or her legal residency is eligible to participate in the Revised ESPP. Officers and members of the Board who are eligible employees are also permitted to participate in the Revised ESPP. As of February 28, 2019, approximately 14,400

2019 Lithia Motors, Inc. Proxy Statement | 47

employees were eligible to participate in the Revised ESPP, including 5 officers of the Company. The Revised ESPP currently has approximately 2,200 participants.

An employee will not be granted an option under the Revised ESPP if, immediately after the grant, the employee (or any other person whose stock would be attributed to the employee under section 424(d) of the Code) would own stock and/or hold outstanding purchase rights to purchase stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary.

Eligible employees become participants in the Revised ESPP by delivering to the Company ten days prior to the applicable Entry Date (including interim purchase dates) an authorization of payroll deductions. At the end of each fiscal quarter, each participant in the fiscal quarter will be automatically enrolled in the next succeeding fiscal quarter at the same withholding percentage unless the participant notifies the designated benefits representative in writing that the participant does not want to be re-enrolled.

Payroll Deductions. The purchase price of the shares is accumulated by payroll deductions during the fiscal quarter. Each employee participating in the Revised ESPP may elect to have up to 10% of Total Pay (defined in the Revised ESPP to include all regular straight-time earnings or base salary, plus payments for overtime, shift differentials, incentive compensation, bonuses, and other special payments, fees, allowances or extraordinary compensation) deducted and credited to that employee’s account under the Revised ESPP. No additional payments or amounts may be credited to an employee’s account; however, an employee may change the rate of payroll deductions (effective no sooner than the first day of the first payroll period in the next fiscal quarter) or withdraw entirely from the Revised ESPP (effective as of the first day of the payroll period as soon as administratively practicable following receipt of written notice) during any fiscal quarter.

Purchase of Stock; Exercise of Purchase Right. By electing to participate in the Revised ESPP, each employee is in effect granted a right to purchase shares of Class A common stock using payroll deductions accumulated as of last day of each applicable fiscal quarter. However, no participant may accrue rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries at a rate that exceeds $25,000 of fair market value of such stock (determined at the date of grant of those purchase rights) for each calendar year in which the purchase rights would be outstanding at any time. Unless an employee withdraws from participation in the Revised ESPP (see “Withdrawal.” below), or his or her participation is otherwise discontinued (see “Termination of Employment.” below), the employee’s right to purchase shares will be exercised automatically at the end of each fiscal quarter at the applicable price.

Purchase Price of Company Common Stock. On the final day of each fiscal quarter, the purchase price per share will be 85% of closing sales price of the Class A common stock on the immediately preceding business day as reported on the New York Stock Exchange. On February 28, 2019, the closing market price of Class A common stock was $90.27. The participant shall not have an interest or voting right in any shares covered under the Revised ESPP prior to purchase.

Ability of the Board to Amend the Revised ESPP. The Board may terminate or amend the Revised ESPP at any time. However, shareholder approval is required for any amendment to (i) increase the maximum number of shares which may be issued under the Revised ESPP, (ii) materially amend the requirements as to the class of employees eligible to participate under the Revised ESPP, or (iii) permit members of the compensation committee to purchase shares of Class A common stock under the Revised ESPP.

Term and Termination of the Revised ESPP. If approved by shareholders, the Revised ESPP will have been deemed effective upon the adoption by the Board, and will continue in effect until December 31, 2029. However, the Board may earlier terminate the Revised ESPP at any time. If the Board terminates the Revised ESPP before an employee’s right to purchase shares has been exercised under the Revised ESPP, such termination shall not adversely affect the rights of such employee without his or her written consent.

Withdrawal. An employee may terminate his or her interest in a given fiscal quarter by signing and delivering to the designated benefits representative a notice of withdrawal from the Revised ESPP. Such withdrawal may be effected at any time prior to the fifteenth day prior to the last day of the fiscal quarter. The Revised ESPP does not permit a partial withdrawal. An employee’s withdrawal from the Revised ESPP during a fiscal quarter does not affect the employee’s eligibility to participate in the Revised ESPP in ensuing fiscal quarters.

Termination of Employment. Termination of a participant’s continuous status as an employee for any reason, including retirement, disability or death, cancels his or her participation in the Revised ESPP immediately.

In the event of termination due to retirement, disability or death, the employee (or the employee’s personal representative, legal guardian, beneficiary, administrator or executor, as applicable) will have the right to elect either to (i) withdraw all of the cash and

2019 Lithia Motors, Inc. Proxy Statement | 48

shares credited to the employee’s account as of his or her termination date; or (ii) exercise the employee’s option for the purchase of shares on the last day of the fiscal quarter in which termination occurs for the purchase of the number of shares which the cash balance credited to the employee’s account as of the date of termination will purchase at the applicable price.

In the event of termination for any other reason, any accumulated cash and shares will be delivered to the employee as soon as administratively practicable.

Nonassignability. No rights or accumulated payroll deductions of an employee under the Revised ESPP may be pledged, assigned or transferred for any reason, and any such attempt will be void and without effect.

U.S. Federal Income Tax Information

The Revised ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the right to purchase, or the actual purchase of, shares. However, upon the employee’s disposition of shares purchased under the Revised ESPP, the participant will generally be subject to tax. Upon disposition (including by gift), if the shares have been held by the participant for more than two years after the date of grant of the relevant option and more than one year after the purchase date of the shares, or upon death of the participant while holding the shares, the participant will recognize taxable ordinary income equal to the lesser of (a) the excess of the fair market value of the shares at the time of the disposition over the purchase price of the shares, or (b) 15% of the fair market value of the shares on the date of grant of the option, and any additional taxable gain on the disposition will be treated as long-term capital gain. If the shares are disposed of before the expiration of the holding periods described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be taxable as ordinary income, and any gain or loss on such disposition will be treated as a capital gain or loss. The Company is not entitled to a deduction for amounts taxable to a participant, except to the extent of ordinary income reported by the participant on disposition of shares before the expiration of the holding periods described above.

The foregoing is only a summary of the U.S. federal income tax consequences of the Revised ESPP to participants and does not purport to be complete. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the income tax consequences of a participant’s death or the income tax laws of any municipality, state or foreign country in which the participant may reside, and to which the participant may be subject.

Plan Benefits

All employees of the Company who satisfy the eligibility requirements set forth in the Revised ESPP may each year purchase up to an amount of Class A common stock equal to the lesser of $25,000 or 10% of their eligible base compensation. Participation in the Revised ESPP is voluntary and each eligible employee will make his or her own decision whether and to what extent to participate. Accordingly, we cannot currently determine the benefits or number of shares that will be received in the future by individual employees or groups of employees. Our non-employee directors are not eligible to participate.

Specific Benefits under the Revised ESPP

The benefits that will be received by or allocated to eligible employees under the Revised ESPP cannot be determined at this time because whether an eligible employee will participate, and the amount of contributions set aside to purchase shares of our common stock under the Revised ESPP (subject to the limitations discussed above) as to an eligible employee who elects to participate in the Revised ESPP, is entirely within the discretion of each individual participant. If the share increase reflected in this proposal had been in effect in fiscal 2018, we do not expect that the number of shares purchased by participants in the plan during fiscal 2018 would have been materially different than the number of shares purchased as set forth below.

For fiscal years ending in 2018, 2017, and 2016, the number of shares of our common stock purchased under the ESPP were 143,227 shares, 90,881 shares and 94,909 shares, respectively. However, because the number of shares purchased under the ESPP in any particular period may change based on any number of variables, including, without limitation, changes in the fair market value of our common stock, the number of eligible employees who elect to participate in the Revised ESPP and the amount of payroll deductions elected by the eligible employees who participate, it is not possible to determine the benefits that will be received by employees if the Revised ESPP is approved by shareholders or how long the additional 1,500,000 shares proposed to be authorized under the Revised ESPP will last, but we expect the additional 1,500,000 shares proposed to be authorized under the ESPP will last 11 years based on current practices and other factors.

2019 Lithia Motors, Inc. Proxy Statement | 49

The closing price of a share of our common stock as of February 28, 2019 was $90.27 per share.

Vote Required

The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy and voting on the proposal is required to approve this proposal.

Our Board of Directors recommends that you vote FOR approval of the adoption of the ESPP, as amended and restated.

2019 Lithia Motors, Inc. Proxy Statement | 50

PROPOSAL NO. 6
Ratify the appointment of KPMG LLP as our Independent Registered
Public Accounting Firm for the Year Ending December 31, 2019

We Engaged KPMG After a Rigorous Review Process

The Audit Committee of our Board of Directors has appointed KPMG, LLP, independent registered public accountants, as auditor for the year ending December 31, 2019. As the Company’s independent auditor, KPMG is responsible to audit, and express an opinion on, our financial statements and our internal control over financial reporting and to discuss with our Audit Committee certain required matters and other matters deemed appropriate.
KPMG has served as the Company’s independent registered public accounting firm continuously since 1993. Before reappointing KPMG as the Company’s independent auditor for 2019, the Audit Committee carefully considered KPMG’s qualifications as an independent registered public accounting firm. This included a review of KPMG’s performance in prior years, its knowledge of the Company and its operations as well as its reputation for integrity and competency in the fields of accounting and auditing.

The Audit Committee believes that retaining KPMG again in 2019 is in the best interests of the Company and its shareholders, and therefore the Audit Committee requests that shareholders ratify the appointment. If the appointment of the independent registered public accounting firm is not ratified by shareholder vote, the Audit Committee may appoint another independent registered public accounting firm or may decide to maintain its appointment of KPMG. A representative of KPMG is expected to be present at the Annual Meeting. The representative will be given the opportunity to make a statement on behalf of his or her firm if such representative desires, and will be available to respond to appropriate shareholder questions. KPMG served as the Company’s independent accountants for the year ended December 31, 2018, and reported on the Company’s consolidated financial statements for that fiscal year.
The Audit Committee believes that, if handled properly, there are numerous benefits of a long-term independent auditor relationship, including:
HIGHER AUDIT QUALITY: Through 26 years of experience with the Company KPMG has gained institutional knowledge of and deep expertise regarding our operations and primary business segments, accounting policies and practices and internal controls over financial reporting;

EFFICIENT FEE STRUCTURE: KPMG’s aggregate fees are competitive with peer companies because of KPMG’s familiarity with the Company and industry expertise; and

AVOIDANCE OF DISRUPTION: Onboarding a new independent auditor requires a significant time and cost commitment that could distract from management’s and the Audit Committee’s focus on financial reporting and internal controls.

The Company and the Audit Committee are also aware that a long-tenured auditor may be believed by some to pose an independence risk. To address these concerns, there are safeguards for auditor independence, including:
AUDIT COMMITTEE OVERSIGHT: The Audit Committee’s oversight includes regular private sessions with KPMG, discussions with KPMG regarding the scope of its audit, an annual evaluation when determining whether to engage KPMG, and direct involvement by the Audit Committee and its Chair in the periodic transition to a new lead engagement partner in connection with the mandatory five-year rotation of that position;
LIMITS ON NON-AUDIT SERVICES: The Audit Committee pre-approves audit and permissible non-audit services to be performed by KPMG in accordance with its pre-approval policy; and
REGULATORY FRAMEWORK: Because KPMG is an independent registered public accounting firm, it is subject to PCAOB inspections, peer reviews and PCAOB and SEC oversight.

2019 Lithia Motors, Inc. Proxy Statement | 51

Fees Paid to KPMG LLP Related to Fiscal Years 2017 and 2018

	2018	2017
Audit Fees	$1,964,000	$1,896,000
Audit-Related Fees	—	—
Tax Fees	$40,000	—
All Other Fees	$1,780	$1,780
	$2,005,780	$1,897,780

Pre-Approval Policies
Except as permitted under federal law and SEC rules, all audit and non-audit services performed by KPMG, and all audit services performed by other independent registered public accounting firms, must be pre-approved by the Audit Committee. All projects reflected in the foregoing table were pre-approved by the Audit Committee. KPMG may not perform for us any prohibited services as defined by the Sarbanes-Oxley Act of 2002 including any bookkeeping or related services, information systems consulting, internal audit outsourcing, legal services and management or human resources functions. Non-audit services and fees are evaluated by the Audit Committee in assessing the auditor’s independence.

Vote Required
The affirmative vote of a majority of the votes cast at the meeting and entitled to vote on this matter is necessary to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2019.

Our Board of Directors unanimously recommends that the shareholders vote FOR the ratification of the appointment KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2019.

2019 Lithia Motors, Inc. Proxy Statement | 52

Audit Committee Report

The Audit Committee reports to the Board of Directors and is responsible for assisting the Board in fulfilling its oversight responsibilities relating to: (a) the preparation and integrity of the Company’s financial statements; (b) the engagement of the independent registered public accounting firm, the annual evaluation of their performance, qualifications and independence, and negotiation of fees; (c) the implementation and evaluation of the Company’s internal accounting and financial controls, procedures and policies; and (d) the compliance with certain legal and regulatory requirements, including programs and policies established by management or our Board of Directors. The Audit Committee is composed solely of independent directors. The Audit Committee regularly reviews financial information contained in the Company’s quarterly earnings releases, and reviews the appropriateness of non-GAAP financial measures disclosed by the Company. The current Audit Committee charter is available on our website at www.lithia.com.

In discharging our responsibilities, we have met with the Company’s management and its independent registered public accounting firm, KPMG LLP, to review the Company’s accounting functions and the audit process. We have also met regularly with the Company’s Director of Internal Audit to review the nature and extent of the Company’s internal controls, the review procedures performed by internal audit regarding such controls and the frequency and results of such reviews. We note that follow up procedures are in place to monitor any corrective actions that have been recommended.

Selection of KPMG as our Auditor
The Audit Committee selects, oversees and evaluates the performance of the independent auditor. In selecting KPMG as our independent auditor, the Audit Committee considered that KPMG has been our auditor for 26 years, KPMG’s global reach and auto retail industry expertise. The Audit Committee also utilized the Center for Audit Quality’s External Auditor Assessment Tool to assist in evaluating KPMG as our independent auditor. This tool is used annually by the Audit Committee.

Consistent with requirements, the audit partner and concurring review partner rotate at least every five years. A new lead partner rotated on in 2017. The Audit Committee selects the lead partner.

Audit Committee Actions
We hereby report that the Audit Committee has:
1. Reviewed and discussed with management and the Company’s independent registered public accounting firm, KPMG LLP, together and separately, the Company’s audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the 2018 fiscal year;

2. Discussed with KPMG the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees issued by the Public Company

Accounting Oversight Board regarding communications with Audit Committees; and

3. Received from KPMG the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence, and discussed with KPMG its independence and any relationships that may impact their objectivity and independence.

We also discussed and reviewed the results of the independent registered public accounting firm’s audit of the Company’s financial statements, the quality and adequacy of the Company’s internal control over financial reporting, and issues relating to auditor independence.

Based on our review and discussions with the Company’s management and independent registered public accountants, we recommended to our Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the Securities and Exchange Commission.

Submitted by:
Susan O. Cain (Chair)
Louis P. Miramontes
Kenneth E. Roberts
David J. Robino

2019 Lithia Motors, Inc. Proxy Statement | 53

Additional Ownership Information

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires our executive officers and directors and all persons who beneficially own more than 10% of our Class A Common Stock to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of beneficial ownership and reports of subsequent changes in their ownership of our common stock and other equity securities.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2018, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except with respect to late Form 3 report filed for Erik Lewis.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of February 28, 2019 (unless otherwise noted in the footnotes to the table), certain information with respect to ownership of our common stock of (i) persons known by us to be beneficial owners of more than 5% of any class of our common stock, (ii) each director, (iii) each named executive officer, and (iv) all current executive officers, directors, and director nominees as a group. Except as noted below, the address of each shareholder in the table is Lithia Motors, Inc., 150 N. Bartlett Street, Medford, Oregon 97501. Unless otherwise indicated, all persons named as beneficial owners of the Company’s common stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned.

2019 Lithia Motors, Inc. Proxy Statement | 54

Beneficial Owner	Class A Shares Beneficially Owned (1)			Class B Shares Beneficially Owned (1)
Blackrock, Inc (2)	3,441,382		15.4%
55 East 52nd Street; New York, NY 10055

The Vanguard Group (3)	2,312,304		10.3%
100 Vanguard Blvd; Malvern, PA 19355

Abrams Capital Management, LP (4)	2,300,000		10.3%
222 Berkeley St, 21st Floor; Boston, MA 02116

Park West Asset Management LLC (5)	1,727,827		7.7%
900 Larkspur Landing Cir, Suite 165
Larkspur, CA 94939

Dimensional Fund Advisors, LP (6)	1,323,683		5.9%
Building One; 6300 Bee Cave Rd
Austin, TX 78746

Lithia Holding Company, LLC (7)	—		—	800,000	(8)	100%
Bryan B. DeBoer	78,289		*	—		—%
Christopher S. Holzshu	30,839		*	—		—%
Scott A. Hillier	46,349		*	—		—%
George C. Liang	5,302		*	—		—%
John F. North III	11,441		*	—		—%
Sidney B. DeBoer	45,293		*	800,000	(8)	100%
Thomas R. Becker	67,075	(9)	*	—		—%
Susan O. Cain	11,649		*	—		—%
Louis P. Miramontes	1,671		*	—		—%
Kenneth E. Roberts	104,212	(10)	*	—		—%
David J. Robino	4,672		*	—		—%
All current executive officers and directors as a Group (11 persons)	406,792	(11)	1.8%	800,000		100%
* Less than one percent

(1)
The Class A common stock is entitled to one vote per share and the Class B common stock is entitled to 10 votes per share and is convertible into Class A common stock on a one-for-one basis at the option of the holder thereof or under certain other circumstances. For purposes of this table, Class A shares beneficially owned do not include Class A shares issuable upon conversion of Class B shares.

(2)
Beneficial ownership as of December 31, 2018 as reported by BlackRock Inc. in a Schedule 13G/A filed on January 31, 2019. The Schedule 13G/A reports sole voting power with respect to 3,341,868 shares and sole dispositive power with respect to 3,441,382 shares.

(3) Beneficial ownership as of December 31, 2018 as reported by The Vanguard Group in a Schedule 13G/A filed on February 12, 2019. The Schedule 13G/A reports sole voting power with respect to 37,279 shares, shared voting power with respect to 3,018 shares, sole dispositive power with respect to 2,274,589 shares and shared dispositive power with respect to 37,715 shares.

(4) Beneficial ownership as of December 31, 2018 as reported by Abrams Capital Management, L.P., Abrams Capital Partners II, L.P., Abrams Capital, LLC, Abrams Capital Management, LLC, and David Abrams in a Schedule 13G/A filed on February 14, 2019. The Schedule 13G/A reports shared voting and dispositive power with respect to 2,300,000 shares by Abrams Capital Management, L.P., Abrams Capital Management, LLC, and David Abrams, with respect to 2,189,101 shares by Abrams Capital, LLC, and with respect to 1,941,197 shares by Abrams Capital Partners II, L.P.

(5)
Beneficial ownership as of December 31, 2018 as reported by Park West Asset Management LLC (“PWAM”) in a Schedule 13G/A jointly filed by PWAM, Park West Investors Master Fund (PWIMF), Limited, and Peter S. Park, as the sole manager and member of PWAM, on February 14, 2019. According to the Schedule 13G/A, PWAM is the investment manager for, and PWAM and Mr. Park may be deemed to beneficially own shares held by PWIMF and Park West Partners International, Limited (“PWPI”), with PWIMF holding 1,336,359 shares and options to purchase up to 226,300 shares and PWPI holding 141,468 shares and options to purchase up to 23,700 shares.

(6)
Beneficial ownership as of December 31, 2018 as reported by Dimensional Fund Advisors LP in a Schedule 13G filed on February 8, 2019. The Schedule 13G reports sole voting power with respect to 1,280,307 shares and sole dispositive power with respect to 1,323,683 shares.

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(7)
Sidney B. DeBoer is the manager of Lithia Holding and he has the sole voting and investment power with respect to all of the Class B common stock. Accordingly, all shares held by Lithia Holding are deemed beneficially owned by him. The following table gives tabular information regarding the ownership of Lithia Holding:

Unit Holder	Units Owned	Percent
DeBoer Family LLC	36,264	55.8%
Heimann Family LLC	27,394	42.2%
Bryan B. DeBoer	1,307	2.0%
	64,965	100.0%
(a) Sidney B. DeBoer is the manager of the DeBoer Family LLC, whose members include Mr. DeBoer and other family members.
(b) M.L. Dick Heimann is the manager of the Heimann Family LLC, whose members include Mr. Heimann and other family members.

(8)
All of the 800,000 shares of Class B common stock are pledged by Lithia Holding to secure a loan. If the creditors foreclose on those shares of Class B Common Stock, we could experience a change of control. In March 2013, we adopted changes to our insider trading policy and our stock ownership guidelines to prohibit future pledging and hedging transactions. Existing pledges, including the pledge by Lithia Holding, and pledges under replacement financial arrangements, were grandfathered. (See “Stock Ownership Policy; Hedging and Pledging Restrictions” above).

(9)
Thomas R. Becker has a line of credit that is secured by the securities held in one of his brokerage accounts, including 50,095 shares of Class A common stock of Lithia; no amounts were drawn on this line of credit as of February 28, 2019.

(10)
Kenneth E. Roberts has a line of credit that is secured by the securities held in one of his brokerage accounts, including 59,775 shares of Class A common stock of Lithia; no amounts were drawn on the line of credit as of February 28, 2019.

(11)
Includes shares subject to exercisable and RSUs vesting within 60 days of February 28, 2019, shares held in 401(k) accounts (shares held by spouses or other household members are included in the below table for informational purposes only):

Name	Stock Awards Vesting within 60 days	Shares held by spouse or other household members	Shares held in 401(k) account
Sidney B. DeBoer	342	—	—
Bryan B. DeBoer	—	2,053	—
Christopher S. Holzshu	—	—	2,740
Scott A. Hillier	—	—	—
George C. Liang	—	—	—
John F. North	—	—	—
Thomas R. Becker	342	—	—
Susan O. Cain	342	—	—
Louis P. Miramontes	342
Kenneth E. Roberts	342	—	—
David J. Robino	342	—	—
All current executive officers and directors as a group	2,052	2,053	2,740

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Certain Relationships and Transactions with Related Persons

The Audit Committee, or another appropriate independent committee, and, where appropriate, our Board of Directors review all transactions between us and any related person, which includes, all of our nominees for director, directors and executive officers and their immediate family members and all persons known to us to be the beneficial owner of more than five percent of any class of our voting securities and their immediate family members, that exceed $120,000 and in which the related person has a direct or indirect material interest. Although we do not maintain a written policy or have written procedures for such review, our Code of Business Conduct and Ethics imposes an obligation on each of our directors and senior executive officers to disclose any potential conflict of interest involving such person and Lithia. Further, each of our directors and each NEO signs a detailed questionnaire used in the preparation of this proxy statement that requires the disclosure of, among other things, any related-person transaction. The Audit Committee or other independent committee and our Board of Directors review and determine whether to approve or disapprove all such transactions based on (i) whether the proposed transaction is on terms that are no less favorable to us than the terms generally made available by us to an unaffiliated third party under similar circumstances and (ii) the extent of the related party’s interest in the proposed transaction.

Sidney B. DeBoer is the father of Bryan B. DeBoer, who is a Director and our Chief Executive Officer, and Mark DeBoer, who is the Company's Vice President of Real Estate. George C. Liang is the brother of William Liang who is a Group Leader in the DCH operations group. There are no other family relationships between our executive officers and directors.

On September 14, 2015, the Company entered into a Transition Agreement with Sidney B. DeBoer, the Chairman of the Company, to reflect Mr. DeBoer’s changing role at the Company. Under the agreement, effective December 31, 2015, Mr. DeBoer ceased to be an executive officer of the Company, and the Company ceased paying Mr. DeBoer a base salary and making contributions to his account under the Company’s Executive Management Non-Qualified Deferred Compensation and Long-Term Incentive Plan. Mr. DeBoer also ceased to be eligible to participate in performance-based compensation arrangements, including under the Company’s Performance Bonus Plan and under its Stock Incentive Plan. Under the Transition Agreement the Company pays Mr. DeBoer annual amounts for his prior services rendered as an employee of the Company equal to $1,050,000 and a $42,000 car allowance, and the Company will reimburse Mr. DeBoer for amounts payable under the four split-dollar insurance policies described below in this section. A Special Meeting of Shareholders was held on January 21, 2019, where 99.95% of voting shareholders agreed that adding a sunset to the Transition Agreement was in the best interests of the shareholders. Under the amendment to the Transition Agreement that adds the sunset, the Transition Agreement ends on the earlier of Mr. DeBoer’s death or December 31, 2035. Mr. DeBoer had agreed that if the amendment to the Transition Agreement was approved by shareholders, he would execute a formal Class B Conversion Agreement whereby Mr. DeBoer would agree to cause all of the remaining shares of Class B common stock to be converted into shares of Class A common stock on or before December 31, 2025. Mr. DeBoer voted his shares as “abstain” at the meeting. On January 22, 2019, Mr. DeBoer executed the amendment to the Transition Agreement and the Class B Conversion Agreement.

The Company entered into a Director Service Agreement, effective January 1, 2016, with Sidney B. DeBoer. Under the agreement, the Company agreed to pay Mr. DeBoer in cash a prorated portion of $210,000 (the cash equivalent of the annual amount paid to non-employee directors for the 2015-2016 service year) until the Board of Directors changes the compensation payable to non-employee members of the Board of Directors. Thereafter, for so long as Mr. DeBoer serves as a member of the Board of Directors, the Company

2019 Lithia Motors, Inc. Proxy Statement | 57

will pay him the same compensation, in the same form (cash or equity), as the Company pays to its non-employee directors (as that amount is established by the Board of Directors from time to time).

We maintain 10 separate “whole-life” insurance policies covering Sidney B. DeBoer, each worth $3,727,600 on maturity. With respect to four of the 10 policies, Mr. DeBoer has the right to designate the beneficiary or beneficiaries of the death benefit of each policy. Lithia owns and pays the premium for each of the four policies, and pursuant to the amended Transition Agreement described below, Lithia will continue to pay the premiums for each of the four policies until the earlier of Mr. DeBoer’s death or December 31, 2035. Lithia will receive the greater of the cash surrender value or cumulative premiums paid at the maturity of each policy.

In 2018, Mark DeBoer, Vice President of Real Estate, received a salary of $414,000, incentive compensation of $166,000, and other compensatory arrangements totaling $16,552.

William Liang, DCH Operations Platform Vice President covering parts of New Jersey, is paid an annual base salary of $241,599 and participates in an incentive compensation plan provided to our other Group Leaders based on store net profits. In 2018, Mr. Liang earned $255,408 in total compensation.

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PROCEDURES
For Communicating with our Board of Directors

Shareholder and Other Interested Party Communications

Communications with the Company and our Board
Our Board of Directors has adopted a Shareholder Communication Policy to promote efficient shareholder and interested party communications with our Board of Directors and management. Our Investor Relations Department is responsible for receiving and routing all shareholder and interested party communications. Corporate governance issues are the responsibility of the Nominating and Governance Committee. Our Audit Committee handles concerns or allegations regarding possible violations of accounting or financial reporting matters. Management is the more appropriate group for handling all other matters and we encourage you to contact them accordingly.

All correspondence with our Board of Directors or its members must be in writing, directed to the attention of either our Board of Directors or an individual director and delivered to: Investor Relations Department, Lithia Motors, Inc., 150 N. Bartlett Street, Medford, Oregon 97501. The Investor Relations Department will review communications to our Board or individual directors and direct the communication to the named Board member if the communication relates to important Company policies, or to management, if the matter is better addressed by management. The Investor Relations Department copies the Lead Independent Director and our General Counsel on all communications. A complete copy of our Shareholder Communication Policy is available on our website at www.lithiainvestorrelations.com and interested persons may obtain a written copy from the Investor Relations Department.

Shareholder Proposals
SEC rules require that any shareholder proposal to be included in our proxy materials for consideration at next year’s annual meeting be received by us at our principal executive office no later than November 12, 2019 (120 days prior to the anniversary of the mailing of the prior year’s Notice of Internet Availability). Shareholders who otherwise wish to present proposals for action at next year’s annual meeting must do so in accordance with our Bylaws, which require shareholders to give us advance written notice of a director nomination or other business to be conducted at any meeting of shareholders. To be timely, the written notice for next year’s annual meeting must be received by our Secretary between December 27, 2019 and January 26, 2020 (at least 90 days, and no earlier than 120 days, before the first anniversary of our preceding year’s annual meeting) and must include the information required by our Bylaws. Our mailing address is 150 N. Bartlett Street, Medford, Oregon 97501.

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Shareholder Director Recommendations
The Nominating and Governance Committee will consider potential director nominees recommended by any record or beneficial shareholder. Shareholders may recommend individuals to the Nominating and Governance Committee for consideration as potential director nominees by submitting a written recommendation to the Chairman of the Nominating and Governance Committee in accordance with our Shareholder Communication Policy. To be considered for nomination to the following year’s Board of Directors, the written recommendation must be received at our principal executive office at 150 N. Bartlett Street, Medford, Oregon 97501 not less than 120 days prior to the first anniversary of the mailing of the preceding year’s Notice of Internet Availability. For next year’s annual meeting, the recommendation must be received no later than November 12, 2019.

The written recommendation must include the candidate’s name, appropriate biographical information, including information about the candidate’s qualifications and background materials, a statement that the person submitting the recommendation is a shareholder entitled to vote in the election of directors and a consent to serve as director signed by the recommended individual. If the necessary information is received in a timely manner, the Nominating and Governance Committee will evaluate the shareholder-recommended candidate using substantially the same process, and applying substantially the same criteria, as it uses to evaluate all other candidates. For information regarding minimum qualifications for directors and specific qualities and skills that the Nominating and Governance Committee believes are necessary for our directors to possess, see “Director Qualifications and Nominations” above. Recommended candidates are submitted to our Board to be considered as director nominees. If our Board determines to nominate a shareholder-recommended candidate, the candidate’s name will be included in our proxy and on the ballot at our annual meeting of shareholders.

Annual Report on Form 10-K

We will provide, without charge, a copy of our Annual Report on Form 10-K as filed with the Securities and Exchange Commission. Written requests should be mailed to the attention of Investor Relations, Lithia Motors, Inc., 150 N. Bartlett Street, Medford, Oregon 97501. You may also find our Form 10-K on our website at www.lithia.com.

Householding

Shareholders of record who have the same address receive only one copy of the Notice Regarding the Availability of Proxy Materials or the Proxy Statement and Annual Report on Form 10-K, as applicable, unless we receive contrary instructions from one or more of the shareholders. This procedure reduces the Company’s printing and mailing costs and the environmental impact of its annual meetings. Shareholders who participate in householding continue to receive separate proxy forms. Householding does not affect dividend check mailings.

Any shareholder who would prefer to have a separate copy of the Notice Regarding the Availability of Proxy Materials, Proxy Statement or Annual Report on Form 10-K delivered to him or her at the shared address for this and future years may elect to do so by calling (877) 331-3084 or by writing to Christopher S. Holzshu, our Secretary, at 150 N. Bartlett Street, Medford, Oregon 97501. A copy of the materials will be sent promptly to the shareholder following receipt of a written or oral request by a shareholder to receive a copy of the Notice Regarding the Availability of Proxy Materials, the Proxy Statement or Annual Report on Form 10-K. The foregoing contact information can also be used by shareholders sharing an address to request delivery of a single copy of the Notice Regarding the Availability of Proxy Materials, the Proxy Statement or Annual Report on Form 10-K if they are receiving multiple copies of any of those documents.

Dated: March 11, 2019

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APPENDIX 1
Proxy Access Amendments

~~2017~~2019
SECOND AMENDED AND RESTATED

BYLAWS
OF
LITHIA MOTORS, INC.
ARTICLE 1.
SHAREHOLDERS’ MEETINGS

Section 1.1 Annual Meeting. The annual meeting of the shareholders will be held in April or May of every year on such date and at such time as is be determined by the Board of Directors. The annual meeting of the shareholders will be held at the principal office of the Corporation or at such other place as may be determined by the Board of Directors. At such meeting the shareholders entitled to vote will elect a Board of Directors and transact such other business as may come before the meeting.
Section 1.2 Special Meetings. Special meetings of shareholders will be held at any time on call of the President or the Board of Directors.
Section 1.3 Notice of Shareholder Business and Nominations.

(a)	Annual Meetings of Shareholders.

(1)
Only business properly brought before an annual meeting of shareholders, including nominations of persons for election to the Board of Directors, may be conducted at the meeting. To be properly brought before an annual meeting, business must be brought pursuant to the Corporation’s notice of meeting or any supplement to the Corporation’s notice of meeting;

(i)	by or at the direction of the Board of Directors; ~~or~~

(ii)
by any shareholder of the Corporation who (A) was a shareholder of record (and, with respect to any beneficial owner, if different, on whose behalf the business is proposed, only if the beneficial owner was the beneficial owner of shares) of the Corporation when the notice provided for in this Section 1.3 is delivered to the Secretary of the Corporation, (B) is entitled to vote at the meeting, and (C) complies with the notice procedures set forth in Section 1.3(a)(2)-(3)~~. This clause~~; or

(iii)	by any Eligible Shareholder (as defined in Section 1.5(a)(1)) who complies with all of the procedures set forth in Section 1.5.
These clauses (ii) ~~is~~and (iii) are the exclusive means for a shareholder to nominate director candidates or submit or propose other business before an annual meeting of shareholders, except that, if the Corporation has a class of securities registered under the Securities Exchange Act of 1934 (the “Exchange Act”), a proposal or nomination properly brought under Rule 14a-8 of the Exchange Act that is included in the Corporation’s notice of meeting satisfies the notice requirements set forth in these Bylaws.

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(2)
For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to Section 1.3(a)(1)(ii), the shareholder must have given timely written notice of the nomination or other business to the Corporation’s Secretary, and the other business must be a proper matter for shareholder action as determined by the Board of Directors. To be timely, notice must be delivered to the Secretary at the Corporation’s principal executive offices at least 90 days, and no earlier than 120 days, before the first anniversary of the preceding year’s annual meeting. However, if the date of the annual meeting is more than 30 days before or more than 70 days after the anniversary date, notice must be delivered no earlier than 120 days before the annual meeting and no later than the later of 90 days before the annual meeting or 10 days following the day on which public announcement of the date of the meeting is first made by the Corporation. The public announcement of an adjournment or postponement of an annual meeting of shareholders does not commence a new time period, or extend any time period, for the giving of a shareholder’s notice described above. The shareholder’s notice must set forth the information required by Section 1.3(c) or it will not be considered timely.

(3)
Notwithstanding the second and third sentences of Section 1.3(a)(2) to the contrary, if the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a shareholder’s notice required by ~~this~~ Section 1.3(a)(1)(ii) will be considered timely, but only with respect to nominees for any new positions created by the increase, if it is delivered to the Secretary at the principal executive offices of the Corporation not later than 10 days after the public announcement of the date of the meeting.

(b)	Special Meetings of Shareholders.

(1)
The only business that may be conducted at a special meeting of shareholders is the business described in the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only:

(i)	by or at the direction of the Board of Directors; or

(ii)
by any shareholder of the Corporation who (A) is a shareholder of record (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if the beneficial owner was the beneficial owner of shares) when the notice provided for in this Section 1.3(b) is delivered to the Secretary of the Corporation, (B) is entitled to vote at the special meeting, and (C) complies with the notice procedures set forth in this Section 1.3.

(2)
If a special meeting of shareholders is called to elect one or more directors to the Board of Directors, any shareholder entitled to vote in the election of directors may nominate a person or persons, as the case may be, for election to such position(s) as specified in the Corporation’s notice of meeting if the shareholder’s notice required by Section 1.3(c) with respect to any nomination, including the completed and signed questionnaire and representation and agreement required by Section 1.3(c)(4), is delivered to the Secretary at the principal executive offices of the Corporation not later than 10 days following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at the meeting. An adjournment or the public announcement of a postponement of a special meeting does not commence a new time period, or extend any time period, for the giving of a shareholder’s notice described above.

(c)	Information Required in Shareholder Notice. A shareholder notice given pursuant to ~~this~~ Section 1.3(a)(1)(ii) must contain the following information:

(1)	as to each person the shareholder proposes to nominate for election or re‑election as a director:

(i)
all information relating to the person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or that is otherwise required, in each case pursuant to Section 14 under the Exchange Act and the rules and regulations promulgated thereunder (including the person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

(ii)
a description of all direct and indirect compensation and other material monetary agreements, arrangements, and understandings during the past three years, and any other material relationships, between or among the shareholder and beneficial owner on whose behalf the nomination is made, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others

2019 Lithia Motors, Inc. Proxy Statement | 62

acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K under the Exchange Act if the shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of that item and the nominee were a director or executive office of such registrant;

(2)	as to any business other than a nomination of a director or directors that the shareholder proposes to bring before the annual meeting:

(i)	a brief description of the business desired to be brought before the annual meeting;

(ii)
the text of the proposal or business, including the text of any resolutions proposed for consideration and, if the business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment;

(iii)	the reasons for conducting the business at the annual meeting and any material interest in the business of the shareholder and any beneficial owner on whose behalf the proposal is made; and

(iv)
a description of all agreements, arrangements, and understandings between the shareholder and beneficial owner, if any, and any other person or persons, including their names, in connection with the proposal of such business by such shareholder;

(3)	as to the shareholder giving the notice and any beneficial owner on whose behalf the nomination or proposal is made:

(i)	the name and address of the shareholder, as they appear on the Corporation’s books, and of the beneficial owner;

(ii)
(A) the class and number of shares of capital stock of the Corporation owned beneficially and of record by the shareholder and the beneficial owner, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right is subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by the shareholder or beneficial owner, if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which the shareholder or beneficial owner, if any, has a right to vote any shares of any security of the Corporation, (D) any short interest in any security of the Corporation (for purposes of these Bylaws, a person is deemed to have a short interest in a security if the person directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividend on the shares of the Corporation owned beneficially by the shareholder or beneficial owner, if any, that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which the shareholder or beneficial owner, if any, is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, and (G) any performance-related fees, other than asset‑based fees, that the shareholder or beneficial owner, if any, is entitled to based on any increase or decrease in the value of the shares of the Corporation or Derivative Instruments, if any, as of the date of the notice, including without limitation any interests held by members of the shareholder’s or beneficial owner’s immediate family sharing the same household, which information must be supplemented by the shareholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date;

(iii)
a representation that the shareholder is a holder of record of shares of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose the business or nomination;

(iv)
a representation as to whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends to (A) deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee or (B) otherwise solicit proxies from shareholders in support of the proposal or nomination;

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(v)
any other information relating to the shareholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal or for the election of directors in a contested election pursuant to Section 14 under the Exchange Act and the rules and regulations thereunder; and

(vi)
any other information the Corporation reasonably requires that any proposed nominee furnish to the Corporation to determine the eligibility of the proposed nominee to serve as a director of the Corporation;

(4)
with respect to each nominee for election or reelection to the Board of Directors, a completed questionnaire with respect to the background and qualification of the person and the background of any other person or entity on whose behalf the nomination is being made, which questionnaire the Secretary shall provide upon written request, and a written representation and agreement, in the form provided by the Secretary upon written request, that the person:

(i)
is not and will not become a party to ~~(A)~~ any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any person or entity as to how the person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) ~~that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with the person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties to the Corporation and its shareholders under applicable law~~;

(ii)
is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement, or indemnification (a “Compensation Arrangement”) in connection with service or action as a director of the Corporation ~~that has not been disclosed therein~~; and

(iii)
in the person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines of the Corporation.

(d)	General.

(1)
Only persons nominated in accordance with the procedures set forth in this Section 1.3 or Section 1.5 are eligible to be elected at an annual or special meeting of shareholders of the Corporation to serve as directors, and only the business that has been brought before the meeting in accordance with the procedures set forth in this Section 1.3 may be conducted at a meeting of the shareholders. Except as otherwise provided by law, the chairman of the meeting has the power and duty to (i) determine whether a nomination or any business proposed to be brought before an annual or special meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.3 and (ii) if any proposed nomination or business is not in compliance with this Section 1.3 (including whether the shareholder or any beneficial owner on whose behalf the nomination or proposal is made solicits, or is part of a group which solicits, or fails to solicit, as the case may be, proxies in support of the shareholder’s nominee or proposal in compliance with the shareholder’s representation as required by Section 1.3(c)(3)(iv)), to declare that the nomination will be disregarded or that the proposed business will not be transacted.

(2)
For purposes of this Section 1.3, “public announcement” means disclosure in a press release reported by the Dow Jones News Service, Business Wire, Associated Press, PR Newswire, or comparable Industry Sales news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act.

Notwithstanding the foregoing provisions of these Bylaws, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these Bylaws. However, (i) any references in these Bylaws to the Exchange Act or the rules thereunder are not intended to and do not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 1.3(a)(1)(ii), Section 1.3(a)(1)(iii) or Section 1.3(b) and (ii) irrespective of whether or not the Corporation is subject to Regulation 14A under the Exchange Act, a shareholder shall provide the information required in Section 1.3(c) or Section 1.5, as applicable, as if the Corporation were subject to Regulation 14A. Nothing in these Bylaws is deemed to affect any rights (i) of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of preferred stock if, and to the extent, provided for under law, the Articles of Incorporation, or these Bylaws.

2019 Lithia Motors, Inc. Proxy Statement | 64

Section 1.4 Conduct of Meetings.

(e)
Chairman of the Meeting. The Chairman of the Board of Directors and the President, in that order, or in their absence, a person designated by the Board of Directors, shall preside at shareholder meetings as the chairman of the meeting. The chairman of the meeting determines, and announces at the meeting, the date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting.

(f)
Rules. The Board of Directors may adopt by resolution any rules for the conduct of the meeting of shareholders as it deems appropriate. Except to the extent inconsistent with rules adopted by the Board of Directors, the chairman of a meeting of shareholders has the exclusive right and authority to prescribe rules and procedures, and to perform all acts as, in the judgment of the chairman, are appropriate for the proper conduct of the meeting. The rules or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to shareholders of record of the Corporation, their duly authorized and constituted proxies, or any other persons as the chairman of the meeting determines; (iv) restrictions on entry to the meeting after the time fixed for its commencement; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent otherwise determined by the Board of Directors or the chairman of the meeting, meetings of shareholders are not required to be held in accordance with the rules of parliamentary procedure.

(g)
Adjournment. Any annual or special meeting of shareholders, whether or not a quorum is present, may be adjourned only by the chairman of the meeting from time to time to reconvene at the same or some other time, date, and place, and notice need not be given of any adjourned meeting if the time, date, and place are announced at the meeting at which the adjournment occurs. The shareholders present at a meeting do not have authority to adjourn the meeting. At the adjourned meeting at which a quorum is present, the shareholders may transact any business that may have been transacted at the original meeting. If after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each shareholder of record entitled to vote at the meeting.

Section 1.5 Proxy Access.

(h)
Inclusion of Shareholder Nominee in Proxy Statement. Subject to the provisions of this Section 1.5, the Corporation shall include in its proxy statement (including its form of proxy and ballot) for an annual meeting of shareholders the name of any shareholder nominee for election to the Board of Directors submitted pursuant to this Section 1.5 (each a “Shareholder Nominee”) provided:

(1)
timely written notice satisfying the requirements set forth in this Section 1.5 regarding the Shareholder Nominee (“Notice”) is delivered to the Corporation by or on behalf of a shareholder or shareholders that, at the time the Notice is delivered, satisfy the ownership and other requirements of this Section 1.5 (such shareholder or shareholders, and any person on whose behalf they are acting, the “Eligible Shareholder”);

(2)	the Eligible Shareholder expressly elects in writing at the time of providing the Notice to have its Shareholder Nominee included in the Corporation’s proxy statement pursuant to this Section 1.5; and

(3)	the Eligible Shareholder and the Shareholder Nominee otherwise satisfy the requirements of this Section 1.5.

(i)
Timely Notice. To be timely, the Notice must be delivered to the Secretary at the principal executive offices of the Corporation, not later than 120 days nor more than 150 days prior to the first anniversary of the date (as stated in the Corporation’s proxy materials) that the Corporation’s definitive proxy statement was first sent to shareholders in connection with the preceding year’s annual meeting of shareholders; provided, however, that if the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, the Notice must be so delivered not earlier than the close of business on the 150th day prior to the annual meeting and not later than the close of business on the later of the 120th day prior to the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of the Notice.

(j)
Information to be Included in Proxy Statement. In addition to including the name of the Shareholder Nominee in the Corporation’s proxy statement for the annual meeting, the Corporation shall also include (collectively, the “Required Information”):

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(1)
the information concerning the Shareholder Nominee and the Eligible Shareholder that is required to be disclosed in the Corporation’s proxy statement pursuant to the Exchange Act, and the rules and regulations promulgated thereunder; and

(2)
if the Eligible Shareholder so elects, a written statement of the Eligible Shareholder (or in the case of a group of shareholders constituting an Eligible Shareholder, a written statement of the group), not to exceed 500 words, in support of its Shareholder Nominee, which must be provided at the same time as the Notice for inclusion in the Corporation’s proxy statement for the annual meeting (a “Statement”).

Notwithstanding anything to the contrary contained in this Section 1.5, the Corporation may omit from its proxy materials any information or Statement that it, in good faith, believes (A) is untrue in any material respect (or omits a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading), (B) directly or indirectly impugns the character, integrity or personal reputation of, or directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations, without factual foundation, with respect to any individual, corporation, partnership, association or other entity, organization or governmental authority, (C) would violate any applicable law, rule, regulation, or listing standard of the stock exchange on which shares of the Corporation’s capital stock are listed, or (D) would, if included in the Corporation’s proxy statement, impose a material risk of liability upon the Corporation. Additionally, nothing in this Section 1.5 limits the Corporation’s ability to solicit against and include in its proxy statement its own statements relating to any Shareholder Nominee.

(k)
Shareholder Nominee Limits. The number of Shareholder Nominees, including Shareholder Nominees that were submitted by an Eligible Shareholder for inclusion in the Corporation’s proxy statement pursuant to this Section 1.5 but either are subsequently withdrawn or that the Board of Directors decides to nominate (a “Board Nominee”), appearing in the Corporation’s proxy statement with respect to a meeting of shareholders shall not exceed 20% of the number of directors in office as of the last day on which notice of a nomination may be delivered pursuant to this Section 1.5 (the “Final Proxy Access Nomination Date”) or, if such amount is not a whole number, the closest whole number below 20% (the “Permitted Number”); provided, however, that:

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(1)
if one or more vacancies for any reason occurs on the Board of Directors after the Final Proxy Access Nomination Date and before the date of the applicable annual meeting of shareholders and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the Permitted Number shall be calculated based on the reduced size of the Board of Directors;

(2)
any Shareholder Nominee who is included in the Corporation’s proxy statement for a particular meeting of shareholders but either: (i) withdraws from or becomes ineligible or unavailable for election at the meeting, or (ii) does not receive a number of votes cast in favor of his or her election at least equal to 25% of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the Shareholder Nominee’s election, shall be ineligible to be included in the Corporation’s proxy statement as a Shareholder Nominee pursuant to this Section 1.5 for the next annual meeting of shareholders following the meeting for which the Shareholder Nominee has been nominated for election;

(3)
any director in office as of the nomination deadline who was included in the Corporation’s proxy statement as a Shareholder Nominee for any of the three preceding annual meetings and whom the Board of Directors decides to nominate for election to the Board of Directors also will be counted against the Permitted Number; and

(4)
any Eligible Shareholder submitting more than one Shareholder Nominee for inclusion in the Corporation’s proxy statement pursuant to this Section 1.5 shall rank such Shareholder Nominees based on the order in which the Eligible Shareholder desires such Shareholder Nominees to be selected for inclusion in the Corporation’s proxy statement in the event that the total number of Shareholder Nominees submitted by Eligible Shareholders pursuant to this Section 1.5 exceeds the Permitted Number. In the event that the number of Shareholder Nominees submitted by Eligible Shareholders pursuant to this Section 1.5 exceeds the Permitted Number, the highest ranking Shareholder Nominee who meets the requirements of this Section 1.5 from each Eligible Shareholder will be selected for inclusion in the Corporation’s proxy statement until the Permitted Number is reached, going in order of the amount (largest to smallest) of shares of the Corporation’s capital stock each Eligible Shareholder disclosed as owned in its Notice. If the Permitted Number is not reached after the highest ranking Shareholder Nominee who meets the requirements of this Section 1.5 from each Eligible Shareholder has been selected, then the next highest ranking Shareholder Nominee who meets the requirements of this Section 1.5 from each Eligible Shareholder will be selected for inclusion in the Corporation’s proxy statement, and this process will continue as many times as necessary, following the same order each time, until the Permitted Number is reached.

(l)
Eligibility of Eligible Shareholder; Shareholder Groups. An Eligible Shareholder must have owned (as defined below) continuously for at least three years a number of shares that represents 3% or more of the outstanding shares of the Corporation entitled to vote in the election of directors (the “Required Shares”) as of (i) the date the Notice is delivered to or received by the Corporation in accordance with this Section 1.5, (ii) the record date for determining shareholders entitled to vote at the meeting, and (iii) the date of the annual meeting. For purposes of satisfying the ownership requirement under this Section 1.5, the voting power represented by the shares of the Corporation’s capital stock owned by one or more shareholders, or by the person or persons who own shares of the Corporation’s capital stock and on whose behalf any shareholder is acting, may be aggregated, provided that the number of shareholders and other persons whose ownership of shares is aggregated for such purpose may not exceed 20; and each shareholder or other person whose shares are aggregated must have held such shares continuously for at least three years.

Whenever an Eligible Shareholder consists of a group of shareholders and/or other persons, all requirements and obligations for an Eligible Shareholder set forth in this Section 1.5 must be satisfied by and as to each such shareholder or other person in the group, except that shares may be aggregated to meet the Required Shares. With respect to any one particular annual meeting, no shareholder or other person may be a member of more than one group of persons constituting an Eligible Shareholder under this Section 1.5, and if any shareholder appears as a member of more than one group, the shareholder will be deemed to be a member of only the group that has the largest ownership position as reflected in the relevant Notice. If any shareholder that is a member of a group of shareholders and/or other persons collectively constituting an Eligible Shareholder ceases to satisfy the eligibility requirements in this Section 1.5, as determined by the Board of Directors, or withdraws from a group of shareholders constituting an Eligible Shareholder before the annual meeting of shareholders, the Eligible Shareholder will be deemed to only own the shares held by the remaining members of the group.

(m)
Funds. A group of two or more funds shall be treated as one shareholder or person under this Section 1.5 provided that the other terms and conditions in this Section 1.5 are met (including Section 1.5(h)(8)(i)) and the funds are:

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(1)	under common management and investment control;

(2)	under common management and funded primarily by the same employer (or by a group of related employers that are under common control); or

(3)	a “group of investment companies,” as that term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended.

(n)
Ownership. For purposes of this Section 1.5, an Eligible Shareholder is deemed to “own” only those shares as to which the person possesses both full voting and investment rights and full economic interest (including the opportunity for profit and risk of loss); provided that the number of shares will not include any shares:

(1)	sold by such person or any of its affiliates in any transaction that has not been settled or closed,

(2)	borrowed by such person or any of its affiliates for any purposes or purchased by such person or any of its affiliates pursuant to an agreement to resell,

(3)	that were entered into short positions or otherwise sold short, or

(4)
subject to any option, warrant, forward contract, swap, contract of sale, other derivative, or similar agreement entered into by such person or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of the Corporation’s capital stock, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of: (A) reducing in any manner, to any extent or at any time in the future, such person’s or affiliates’ full right to vote or direct the voting of any such shares; and/or (B) hedging, offsetting, or altering to any degree gain or loss arising from the full economic ownership of such shares by such person or affiliate.

An Eligible Shareholder “owns” shares held in the name of a nominee or other intermediary so long as the Eligible Shareholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. An Eligible Shareholder’s ownership of shares continues during any period in which the Eligible Shareholder has delegated any voting power by means of a proxy, power of attorney, or other instrument or arrangement that is revocable at any time by the person. An Eligible Shareholder’s ownership of shares continues during any period in which the Eligible Shareholder has loaned such shares, provided that (A) the Eligible Shareholder has the power to recall such loaned shares on five business days’ notice and recalls such loaned shares promptly after being notified that any of its Shareholder Nominees will be included in the Corporation’s proxy statement, and (B) the Eligible Shareholder holds the recalled shares through the annual meeting. The terms “owned,” “owning,” and other variations of the word “own” have correlative meanings. For purposes of this Section 1.5, the term “affiliate” shall have the meaning ascribed thereto in the regulations promulgated under the Exchange Act.

(o)	Nomination Notice and Other Eligible Shareholder Deliverables. An Eligible Shareholder must provide with its Notice the following information in writing to the Secretary:

(1)
one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three-year holding period) verifying that, as of a date within seven calendar days prior to the date the Notice is delivered to or received by the Corporation, the Eligible Shareholder owns, and has owned continuously for the preceding three years, the Required Shares;

(2)	the Eligible Shareholder’s agreement to provide:

(i)
within five business days after the record date for the meeting, written statements from the record holder and intermediaries verifying the Eligible Shareholder’s continuous ownership of the Required Shares through the record date, and

(ii)	immediate notice if the Eligible Shareholder ceases to own any of the Required Shares prior to the date of the applicable annual meeting of shareholders;

(3)
the Eligible Shareholder’s representation and agreement that the Eligible Shareholder (including each member of any group of shareholders that together is an Eligible Shareholder under this Section 1.5):

(i)	satisfies, and intends to continue to satisfy, the eligibility requirements described in this Section 1.5 through the date of the annual meeting,

(ii)	acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control of the Corporation, and does not presently have such intent,

(iii)	has not nominated and will not nominate for election to the Board of Directors at the meeting any person other than the Shareholder Nominee(s) being nominated pursuant to this Section 1.5,

(iv)	has not engaged and will not engage in, and has not and will not be, a “participant” in another person’s “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of

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the election of any individual as a director at the meeting other than its Shareholder Nominee(s) or a Board Nominee,

(v)	will not distribute to any shareholder any form of proxy for the meeting other than the form distributed by the Corporation, and

(vi)
has provided and will provide facts, statements, and other information in all communications with the Corporation and its shareholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(4)	the Eligible Shareholder’s representation and agreement that each Shareholder Nominee:

(i)
if elected, his or her membership on the Board of Directors would not violate the Articles of Incorporation, the listing standards of the stock exchange on which shares of the Corporation’s capital stock are listed, or any applicable state or federal law, rule, or regulation,

(ii)
does not have any direct or indirect relationship with the Corporation that would cause the Shareholder Nominee to be deemed not independent pursuant to the independence requirements, including the committee independence requirements, set forth in the listing standards of the stock exchange on which shares of the Corporation’s capital stock are listed, any applicable rules of the Securities and Exchange Commission, and any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the directors (the “Independence Standards”),

(iii)	is a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule),

(iv)	is an “outside director” for the purposes of Section 162(m) of the Internal Revenue Code (or any successor provision),

(v)
is not and has not been subject to: (1) any event specified in Item 401(f) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), or (2) any order of the type specified in Rule 506(d) of Regulation D under the Securities Act, without reference to whether the event is material to an evaluation of the ability or integrity of such Shareholder Nominee,

(vi)	meets the director qualifications set forth in the Corporation’s corporate governance guidelines or any other policy or guidelines applicable to independent directors, and

(vii)	has not been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914;

(5)
an executed agreement, in form deemed satisfactory to the Corporation, pursuant to which the Eligible Shareholder (including in the case of a group, each shareholder in that group that comprises the Eligible Shareholder) agrees:

(i)
to comply with all applicable laws, rules, regulations and listing standards of the stock exchange on which shares of the Corporation’s capital stock are listed in connection with the nomination, solicitation and election,

(ii)
to file any written solicitation or other communication with the Corporation’s shareholders relating to one or more of the Corporation’s directors or director nominees or any Shareholder Nominee with the Securities and Exchange Commission, regardless of whether any such filing is required under any rule or regulation or whether any exemption from filing is available for such materials under any rule or regulation,

(iii)
to assume all liability stemming from an action, suit or proceeding concerning any actual or alleged legal or regulatory violation arising out of any communication by the Eligible Shareholder or any of its Shareholder Nominees with the Corporation, its shareholders or any other person in connection with the nomination or election of directors, including, without limitation, the Notice,

(iv)
to indemnify and hold harmless (jointly and severally with all other relevant shareholders, in the case of a group of shareholders that together is an Eligible Shareholder under this Section 1.5) the Corporation and each of its directors, officers, and employees individually against any liability, loss, or damages in connection with any threatened or pending action, suit, or proceeding, whether legal, administrative, or investigative, against the Corporation or any of its directors, officers, or employees arising out of any nomination submitted by the Eligible Shareholder pursuant to this Section 1.5,

(v)
in the event that any information included in the Notice or any other communication by the Eligible Shareholder (including with respect to any shareholder included in a group constituting an Eligible Shareholder) with the Corporation, its shareholders or any other person in connection with the nomination or election ceases to be true and accurate in any material respect (or omits a

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material fact necessary to make the statements made not misleading), to promptly (and in any event within 48 hours of discovering such misstatement or omission) notify the Corporation and any other recipient of such communication of the misstatement or omission in such previously provided information and of the information that is required to correct the misstatement or omission, and

(vi)
in the event that the Eligible Shareholder (including with respect to any shareholder included in a group constituting an Eligible Shareholder) has failed to continue to satisfy the eligibility requirements described in this Section 1.5, to promptly notify the Corporation;

(6)	the written consent of each Shareholder Nominee to be named in the Corporation’s proxy statement, and form of proxy and ballot, as a nominee and, if elected, to serve as a director;

(7)
a copy of the Schedule 14N (or any successor form) relating to each Shareholder Nominee that has been filed with the Securities and Exchange Commission as required by Rule 14a-18 under the Exchange Act;

(8)	in the case of a nomination by a group of shareholders that together is an Eligible Shareholder:

(i)
documentation satisfactory to the Corporation demonstrating that a group of funds qualifies pursuant to the criteria set forth in Section 1.5(f) to be treated as one shareholder or person for purposes of this Section 1.5, and

(ii)
the designation by all group members of one group member that is authorized to act on behalf of all members of the nominating shareholder group with respect to the nomination and matters related thereto, including withdrawal of the nomination;

(9)	if desired, a Statement; and

(10)	for each Shareholder Nominee included in the Notice, a Shareholder Nominee Agreement as contemplated by Section 1.5(i).
The information and documents required by this Section 1.5(h) to be provided by the Eligible Shareholder shall be: (A) provided with respect to and executed by each shareholder in the group in the case of an Eligible Shareholder comprised of a group of shareholders and (B) provided with respect to the persons specified in Instructions 1 and 2 to Items 6(c) and (d) of Schedule 14N (or any successor item) (x) in the case of an Eligible Shareholder that is an entity and (y) in the case of an Eligible Shareholder that is a group that includes one or more shareholders that are entities. The Notice shall be deemed submitted on the date on which all of the information and documents referred to in this Section 1.5(h) (other than such information and documents contemplated to be provided after the date the Notice is provided) have been delivered to and received by the Secretary.

(p)	Shareholder Nominee Agreement. Each Shareholder Nominee must:

(1)	provide, for inclusion in the Notice, an executed agreement, in a form deemed satisfactory to the Corporation, providing that such Shareholder Nominee agrees:

(i)	to provide to the Corporation such other information and certifications, including completion of the Corporation’s director nominee questionnaire, as the Corporation may reasonably request,

(ii)
at the reasonable request of the Board of Directors, any committee or any person employed by the Corporation, to meet with the Board of Directors, any committee or any person employed by the Corporation to discuss matters relating to the nomination of such Shareholder Nominee to the Board of Directors, including the information provided by such Shareholder Nominee to the Corporation in connection with the nomination and the Shareholder Nominee’s eligibility to serve as a member of the Board of Directors,

(iii)
that the Shareholder Nominee has read and agrees, if elected, to comply with all of the Corporation’s corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines, and any other Corporation policies and guidelines applicable to directors, and understands that any material breach of these by a director may constitute cause for removal from the Board of Directors, without limiting any other causes for removal under the Articles of Incorporation, these Bylaws or otherwise under law, and

(iv)
that such Shareholder Nominee is not and will not become a party to: (1) any Compensation Arrangement in connection with the Shareholder Nominee’s nomination for director or service as a director, or any Voting Commitment. A material breach by a director of any of the foregoing may constitute cause for removal of the director by the Board of Directors;

(2)	complete, sign, and submit all questionnaires required of directors or director nominees within five business days of receipt of each such questionnaire from the Corporation; and

(3)
provide within five business days of the Corporation’s request additional information as the Corporation determines may be necessary to permit the Board of Directors to determine whether the Shareholder

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Nominee meets the requirements of this Section 1.5 or the Corporation’s requirements with regard to director qualifications and policies and guidelines applicable to directors, including whether:

(i)	the Shareholder Nominee is independent under the Independence Standards,

(ii)
the Shareholder Nominee has any direct or indirect relationship with the Corporation that has not been deemed categorically immaterial pursuant to the Corporation’s corporate governance guidelines or any other policy or guidelines applicable to directors, and

(iii)
the Shareholder Nominee is not and has not been subject to: (1) any event specified in Item 401(f) of Regulation S-K under the Securities Act, or (2) any order of the type specified in Rule 506(d) of Regulation D under the Securities Act.

(q)
Eligible Shareholder/ Shareholder Nominee Undertaking. If any information or communications provided by the Eligible Shareholder or Shareholder Nominee to the Corporation or its shareholders ceases to be true and correct in any respect or omits a fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, each Eligible Shareholder or Shareholder Nominee, as the case may be, shall promptly notify the Secretary of any such inaccuracy or omission in such previously provided information and of the information that is required to make such information or communication true and correct. Notwithstanding the foregoing, the provision of any such notification pursuant to the preceding sentence shall not be deemed to cure any defect or limit the Corporation’s right to omit a Shareholder Nominee from its proxy materials as provided in this Section 1.5.

(r)
Exceptions Permitting Exclusion of Shareholder Nominee. The Corporation shall not be required to include pursuant to this Section 1.5 a Shareholder Nominee in its proxy statement (or, if the proxy statement has already been filed, to allow the nomination of a Shareholder Nominee, notwithstanding that proxies in respect of such vote may have been received by the Corporation):

(1)
if the Eligible Shareholder who has nominated such Shareholder Nominee has nominated for election to the Board of Directors at the meeting any person other than pursuant to this Section 1.5, or has or is engaged in, or has been or is a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the meeting other than its Shareholder Nominee(s) or a Board Nominee;

(2)
if the Corporation has received a notice (whether or not subsequently withdrawn) that a shareholder intends to nominate any candidate for election to the Board of Directors pursuant to the advance notice requirements for shareholder nominees for directors in Section 1.3 of these Bylaws;

(3)	who is not independent under the Independence Standards;

(4)
whose election as a member of the Board of Directors would violate or cause the Corporation to be in violation of these Bylaws, the Articles of Incorporation, corporate governance guidelines, code of business conduct and ethics, or other document setting forth qualifications for directors, the listing standards of the stock exchange on which shares of the Corporation’s capital stock are listed, or any applicable state or federal law, rule, or regulation;

(5)	if the Shareholder Nominee is or becomes a party to any Voting Commitment;

(6)	if the Shareholder Nominee is or becomes a party to any Compensation Arrangement;

(7)
if the Shareholder Nominee has previously served on the Board of Directors and has been removed from the Board of Directors for cause pursuant to these Bylaws, the Articles of Incorporation or otherwise under law;

(8)	who is or has been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914;

(9)	who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten years;

(10)	who is subject to any order of the type specified in Rule 506(d) of Regulation D under the Securities Act; or

(11)
if such Shareholder Nominee or the applicable Eligible Shareholder has provided information to the Corporation in respect of such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make the statement made, in light of the circumstances under which they were made, not misleading or shall have breached its or their agreements, representations, undertakings, or obligations pursuant to this Section 1.5.

(s)
Invalidity. Notwithstanding anything to the contrary set forth herein, the Board of Directors or the person presiding at the meeting shall be entitled to declare a nomination by an Eligible Shareholders to be invalid, and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the Corporation, and the Corporation shall not be required to include in its proxy statement any successor or replacement nominee proposed by the applicable Eligible Shareholder or any other Eligible Shareholder if:

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(1)
the Shareholder Nominee or the applicable Eligible Shareholder breaches its agreements, representations, undertakings, or obligations pursuant to this Section 1.5, as determined by the Board of Directors or the person presiding at the meeting; or

(2)	the Eligible Shareholder (or a qualified representative thereof) does not appear at the meeting to present any nomination pursuant to this Section 1.5.
ARTICLE 2.
BOARD OF DIRECTORS
Section 2.1 Number and Election of Directors. The Board of Directors will consist of not less than five members and not more than nine members. The number of directors will be established within this range from time to time by the Board of Directors. A decrease in the number of directors will not have the effect of shortening the term of any incumbent director. At each annual meeting, the shareholders will elect directors by a plurality of the votes cast by the shares entitled to vote in the election. Each director will be elected to hold office until the next annual meeting of shareholders and until the election and qualification of a successor, subject to prior death, resignation or removal.
Section 2.2 Vacancies. Unless otherwise provided by the Articles of Incorporation or unless previously filled by the vote of at least a majority of the total number of votes represented by the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (voting together as a single class), any vacancy occurring in the Board of Directors, including both a vacancy resulting from removal of a director or from an increase in the number of directors, may be filled by vote of a majority of the remaining directors then in office, even if less than a quorum. Any director elected to fill a vacancy will serve until the next annual shareholders meeting and until the successors have been elected and qualified, subject to prior death, resignation or removal.
Section 2.3 Annual Meeting. An annual meeting of the Board of Directors will be held without notice immediately after the adjournment of the annual meeting of the shareholders or at another time designated by the Board of Directors upon notice in the same manner as provided in Section 2.5. The annual meeting will be held at the principal office of the Corporation or at such other place as the Board of Directors may designate.
Section 2.4 Regular Meetings. The Board of Directors may provide by resolution for regular meetings. Unless otherwise required by such resolution, regular meetings may be held without notice of the date, time, place or purpose of the meeting.

Section 2.5 Special Meetings. Special meetings of the Board of Directors may be called by the President, the Chief Executive Officer or any member of the Board of Directors. Notice of each special meeting will be given to each director, either by oral or in written notification actually received not less than 24 hours prior to the meeting or by written notice mailed by deposit in the United States mail, first class postage prepaid, addressed to the director at the director’s address appearing on the records of the Corporation not less than 72 hours prior to the meeting. Special meetings of the directors may also be held at any time when all members of the Board of Directors are present and consent to a special meeting. Special meetings of the directors will be held at the principal office of the Corporation or at any other place designated by a majority of the Board of Directors.
Section 2.6 Telephonic Meetings. The Board of Directors may permit directors to participate in a meeting by any means of communication by which all of the persons participating in the meeting can hear each other at the same time. Participation in such a meeting will constitute presence in person at the meeting.
Section 2.7 Waiver of Notice. A director may, at any time, waive any notice required by these Bylaws, the Articles of Incorporation or the Oregon Business Corporation Act. Except as otherwise provided in this Section 2.7, the waiver must be in writing, must be signed by the director, must specify the meeting for which notice is waived, and must be delivered to the Corporation for inclusion in the minutes and filing in the corporate records. A director’s attendance at a meeting waives any required notice, unless the director at the beginning of the meeting or promptly upon the director’s arrival objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to any action taken at the meeting.
Section 2.8 Quorum. A majority of the number of directors that has been established by the Board of Directors pursuant to Section 2.1 of these Bylaws will constitute a quorum for the transaction of business.
Section 2.9 Voting. The act of the majority of the directors present at a meeting at which a quorum is present will for all purposes constitute the act of the Board of Directors, unless otherwise provided by the Articles of Incorporation or these Bylaws.

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Section 2.10 Action Without Meeting. Unless otherwise provided by the Articles of Incorporation, any action required or permitted to be taken at a Board of Directors meeting may be taken without a meeting if a written consent, or consents, describing the action taken is signed by each director and included in the minutes and filed with the corporate records. The action is effective when the last director signs the consent, unless the consent specifies an earlier or later effective date. A consent signed under this section has the effect of an act of the Board of Directors at a meeting and may be described as such in any document.
Section 2.11 Removal of Directors. Unless otherwise provided by the Articles of Incorporation, the shareholders, at any meeting of the shareholders called expressly for that purpose, may remove any director from office, with or without cause, by the affirmative vote of not less than a majority of the total number of votes represented by the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
Section 2.12 Powers of Directors. The Board of Directors will have the sole responsibility for the management of the business of the Corporation. In the management and control of the property, business and affairs of the Corporation, the Board of Directors is vested with all of the powers possessed by the Corporation itself, so far as this delegation of power is not inconsistent with the Oregon Business Corporation Act, the Articles of incorporation, or these Bylaws. The Board of Directors will have the power to determine what amount constitutes net earnings of the Corporation, what amount will be reserved for working capital and for any other purpose, and what amount, if any, will be declared as dividends. Such determinations by the Board of Directors will be final and conclusive except as otherwise expressly provided by the Oregon Business Corporation Act or the Articles of Incorporation. The Board of Directors may designate one or more officers of the Corporation who will have the power to sign all deeds, leases, contracts, mortgages, deeds of trust and other instruments and documents executed by and binding upon the Corporation. In the absence of a designation of any other officer or officers, the Chief Executive Officer is so designated.
Section 2.13 Committees. Unless the Articles of Incorporation provide otherwise, a majority of the Board of Directors may designate from among its members an Executive Committee and any number of other committees. Each committee must consist of two or more directors and will have such powers and will perform such duties as may be delegated and assigned to the committee by the Board of Directors. No committee will have the authority of the Board of Directors with respect to (a) approving dividends or other distributions to shareholders, except as permitted by (h), below, (b) amending the Articles of Incorporation, except as permitted by (j), below (c) adopting a plan of merger, (d) recommending to the shareholders the sale, lease, exchange, or other disposition of all or substantially all the property and assets of the Corporation other than in the usual and regular course of its business, (e) recommending to the shareholders a voluntary dissolution of the Corporation or a revocation thereof, (f) approving or proposing to shareholders other actions required to be approved by the shareholders, (g) approving a plan of merger which does not require shareholder approval, (h) authorizing or approving any reacquisition of shares of the Corporation, except pursuant to a formula or method prescribed by the Board of Directors, (i) authorizing or approving the issuance, sale or contract for sale of shares of the Corporation’s stock except either pursuant to a stock option or other stock compensation plan or where the Board of Directors has determined the maximum number of shares and has expressly delegated this authority to the committee, (j) determining the designation and relative rights, preferences and limitations of a class or series of shares, unless the Board of Directors has determined a maximum number of shares and expressly delegated this authority to the committee, (k) adopting, amending or repealing Bylaws for the Corporation, or (l) filling vacancies on the Board of Directors or on any of its committees or (m) taking any other action which the Oregon Business Corporation Act prohibits a committee of a board of directors to take. The provisions of Sections 2.4, 2.5, 2.6, 2.7, 2.8, 2.9, and 2.10 of the Bylaws will also apply to all committees of the Board of Directors. Each committee will keep written records of its activities and proceedings. All actions by committees will be reported to the Board of Directors at the next meeting following the action and the Board of Directors may ratify, revise or alter such action, provided that no rights or acts of third parties will be affected by any such revision or alteration.
Section 2.14 Chairman of the Board. The Board of Directors may elect one of its members to be Chairman of the Board of Directors. The Chairman will advise and consult with the Board of Directors and the officers of the Corporation as to the determination of policies of the Corporation, will preside at all meetings of the Board of Directors and of the shareholders, and will perform such other functions and responsibilities as the Board of Directors may designate from time to time.
ARTICLE 3.
OFFICERS
Section 3.1 Composition. The officers of this Corporation will consist of at least a President and a Secretary and may also include a separate Chief Executive Officer, one or more Vice Presidents and a Treasurer, each of whom will be elected by the Board of Directors at the annual meeting of the Board of Directors or at any regular meeting of the Board of Directors or at any special meeting called for that purpose. Other officers and assistant officers and agents may be elected or appointed by or in the manner directed by the Board of Directors as the Board of Directors may deem necessary or appropriate. Any vacancies occurring in any office of this

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Corporation may be filled by election or appointment by the Board of Directors at any regular meeting or any special meeting called for that purpose. Each officer will hold his or her office until the next annual meeting of the Board of Directors and until the election and qualification of a successor in such office, subject to prior death, resignation or removal.
Section 3.2 Chief Executive Officer. The Board of Directors may designate one of the officers of the Corporation or the Chairman of the Board of Directors to serve as the Chief Executive Officer of the Corporation. The Chief Executive Officer will be responsible for implementing the policies and goals of the Corporation as stated by the Board of Directors and will have general supervisory responsibility and authority over the property, business and affairs of the Corporation. Unless otherwise provided by the Board of Directors, the Chief Executive Officer will have the authority to hire and fire employees and agents of the Corporation and to take such other actions as the Chief Executive Officer deems to be necessary or appropriate to implement the policies, goals and directions of the Board of Directors.
Section 3.3 President. In the absence of a specific designation by the Board of Directors of a separate Chief Executive Officer, the President will have all the responsibilities and authority of the Chief Executive Officer as set forth in Section 3.1 and may be referred to as the Corporation’s Chief Executive Officer. The President may sign any documents and instruments of the Corporation which require the signature of the President under the Oregon Business Corporation Act, the Articles of Incorporation or these Bylaws. The President will also have such responsibilities and authority as may be delegated to the President by the Chief Executive Officer or prescribed by the Board of Directors. At the request of the Chairman of the Board of Directors or in the Chairman’s absence, the President will preside at meetings of the shareholders. Upon the death, resignation or removal of the President, the Board of Directors may appoint a Vice President or another person to serve as an “acting” or “interim” President to serve as such until the position is filled by action of the Board of Directors. Unless otherwise provided by the Board of Directors, an “acting” or “interim” President will have all responsibilities and authority of the President.
Section 3.4 Vice President. A Vice President will have such responsibilities and authority as may be prescribed by the Board of Directors or as may be delegated by the Chief Executive Officer or the President to such Vice President. If at any time there is more than one Vice President, the Board of Directors may designate the order of seniority or the areas of responsibility of such Vice Presidents. A Vice President (or if more than one, the Vice Presidents in order of seniority by designation or order of appointment) will have all of the powers and perform all of the duties of the President during the absence or disability of the President.
Section 3.5 Secretary. The Secretary will keep the minutes and records of all the meetings of the shareholders and directors and of all other official business of the Corporation. The Secretary will give notice of meetings to the shareholders and directors and will perform such other duties as may be prescribed by the Board of Directors.
Section 3.6 Treasurer. The Treasurer will receive all moneys and funds of the Corporation and deposit such moneys and funds in the name of and for the account of the Corporation with one or more banks designated by the Board of Directors or in such other short-term investment vehicles as may from time to time be designated or approved by the Board of Directors. The Treasurer will keep accurate books of account and will make reports of financial transactions of the Corporation to the Board of Directors, and will perform such other duties as may be prescribed by the Board of Directors. If the Board of Directors elects a Vice President, Finance or a Chief Financial Officer, the duties of the office of Treasurer may rest in that officer.
Section 3.7 Removal. The directors, at any regular meeting or any special meeting called for that purpose, may remove any officer from office with or without cause; provided, however, that no removal will impair the contract rights, if any, of the officer removed or of this Corporation or of any other person or entity.

ARTICLE 4.
STOCK AND OTHER SECURITIES
Section 4.1 Certificates. All stock and other securities of this Corporation may be certificated or uncertificated, as provided under Oregon law, and shall be entered in the books of the Corporation and registered as they are issued. Any certificates representing shares of stock shall be in such form as the Board of Directors shall prescribe, certifying the number and class of shares of the stock of the Corporation owned by the shareholder. Any certificates issued to any shareholder of the Corporation shall be signed either manually or by facsimile, by (i) the Chairman of the Board, the President or an Executive Vice President and (ii) by the Secretary or an Assistant Secretary, and may be sealed with the seal of the Corporation or a facsimile thereof.
Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall cause to be sent to the registered owner of such stock a written notice confirming the ownership of such stock that shall set forth the name of the shareholder in which such stock ownership is registered; the number and class (and the designation of the series, if any) of the share represented;

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and any restrictions on the transfer or registration of such shares of stock required by state or federal securities laws, the Corporation’s articles of incorporation, these Bylaws, or any agreement among shareholders and the Corporation.
Section 4.2 Transfer of Shares. Title to a certificate and to the interest in this Corporation represented by that certificate can be transferred only (a) by delivery of the certificate endorsed by the person designated by the certificate to be the owner of the interest represented thereby either in blank or to a specified person or (b) by delivery of the certificate and a separate document containing a written assignment of the certificate or a power of attorney to sell, assign or transfer the same, signed by the person designated by the certificate to be the owner of the interest represented thereby either in blank or to a specified person. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by property evidence of succession, assignation or authority to transfer, the Corporation will cause to be issued a new certificate or evidence of the issuance of uncertificated shares to the shareholder entitled thereto, cancel the old certificate and cause the transaction to be recorded upon the Corporation’s books.
Upon the receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be cancelled, issuance of new equivalent uncertificated shares or certificated shares shall be made to the shareholder entitled thereto and the transaction shall be recorded upon the books of the Corporation.
Section 4.3 Transfer Agent and Registrar. The Board of Directors may from time to time appoint one or more transfer agents and one or more registrars for the stock and other securities of the Corporation. The Corporation may direct or authorize the transfer agent and/or registrar to make all such rules and regulations deemed necessary and appropriate concerning the issue, transfer and registration of shares of stock by certificate or by book entry. If the Corporation has a transfer agent or registrar acting on its behalf, the signature of any officer or representative thereof may be in facsimile.
Section 4.4 Necessity for Registration. Prior to presentment for registration upon the transfer books of the Corporation of a transfer of stock or other securities of this Corporation, certificated or uncertificated, the Corporation or its agent for purposes of registering transfers of its securities may treat the registered owner of the security as the person exclusively entitled to vote the securities; to receive any notices to shareholders; to receive payment of any interest on a security, or of any ordinary, extraordinary, partial liquidating, final liquidating, or other dividend, or of any other distribution, whether paid in cash or in securities or in any other form; and otherwise to exercise or enjoy any or all of the rights and powers of an owner.
Section 4.5 Fixing Record Date. The Board of Directors may fix in advance a date as record date for the purpose of determining the registered owners of stock or other securities (a) entitled to notice of or to vote at any meeting of the shareholders or any adjournment thereof; (b) entitled to receive payment of any interest on a security, or of any ordinary, extraordinary, partial liquidating, final liquidating, or other dividend, or of any other distribution, whether paid in cash or in securities or in any other form; or (c) entitled to otherwise exercise or enjoy any or all of the rights and powers of an owner, or in order to make a determination of registered owners for any other proper purpose. The record date will be not more than 70 days and, in the case of a meeting of shareholders, not less than 10 days prior to the date on which the particular action which requires such determination of registered owners is to be taken.
Section 4.6 Record Date for Adjourned Meeting. A determination of shareholders entitled to notice of or to vote at a meeting of the shareholders is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date. A new record date must be fixed if a meeting of the shareholders’ is adjourned to a date more than 120 days after the date fixed for the original meeting.
Section 4.7 Lost Certificates. In case of the loss or destruction of a certificate of stock or other security of this Corporation, at the direction of the Board of Directors and upon the terms and conditions prescribe by the Board of Directors, Corporation may issue (i) a new certificate or certificates of stock, or (ii) issue uncertificated shares in place of any certificate or certificates previously issued by the alleged to have been lost, stolen or destroyed.
ARTICLE 5.
AMENDMENTS
Unless otherwise provided in the Articles of Incorporation, the Bylaws of the Corporation may be amended or repealed by the directors, subject to amendment or repeal by action of the shareholders, at any regular meeting or at any special meeting called for that purpose, provided notice of the proposed change is given in the notice of the meeting or notice thereof is waived in writing.

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ARTICLE 6.
SEVERABILITY
If any provision of these Bylaws is found, in any action, suit or proceeding, to be invalid or ineffective, the validity and the effect of the remaining provisions will not be affected.
As amended by action of the ~~Board of Directors~~shareholders of Lithia Motors, Inc. as of April ~~27, 2017.~~25, 2019.

Christopher S. Holzshu, Secretary

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APPENDIX 2
First Amendment to Restated Articles of Incorporation

If this Proposal 4 is approved by shareholders, Article IV, Section 1 of the Restated Articles of Incorporation will be amended to read in its entirety as follows:

“Section 1. Election of Directors.

(a) Except to the extent that these Restated Articles of Incorporation grant to the holders of any series of preferred stock the right (voting separately by class or series) to elect additional directors under specified circumstances, the number of directors of the corporation shall be as fixed from time to time by or pursuant to the Bylaws of the corporation. The election of directors need not be by written ballot unless required by the Bylaws of the corporation.

(b) At each annual meeting of shareholders the shareholders shall elect the directors to hold office until the next annual meeting of shareholders and until their respective successors are elected and qualified, subject to prior death, resignation or removal. If the directors shall not have been elected at any annual meeting of shareholders, they may be elected at a special meeting of shareholders called for that purpose in the manner provided by the Bylaws of the corporation.

(c) Except as provided in Section 2 of this Article IV and in this subsection 1(c), each director shall be elected by the vote of the majority of the votes cast. A majority of votes cast means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director. The following shall not be votes cast: (1) a share whose ballot is marked as withheld; (2) a share otherwise present at the meeting but for which there is an abstention; and (3) a share otherwise present at the meeting for which a shareholder gives no authority or direction. In a contested election, the directors shall be elected by the vote of a plurality of the votes cast.

A contested election is one in which (1) on the last day for delivery of a notice pursuant to Article 1 of the Bylaws of the corporation for any shareholder nomination of a nominee for the Board of Directors, a shareholder has complied with the applicable nomination requirements regarding one or more nominees; and (2) prior to the date that notice of the meeting is given, the Board has not made a determination that none of the candidacies of such nominees creates a bona fide election contest. For purposes of this Section 1, it is assumed that on the last day for delivery of a notice under Article 1 of the Bylaws of the corporation, there is a candidate nominated by the Board of Directors for each of the director positions to be voted on at the meeting. The following procedures apply in a non-contested election. A nominee who does not receive a majority vote shall not be elected. Except as otherwise provided in this paragraph, an incumbent director not elected because he or she does not receive a majority vote shall continue to serve as a holdover director until the earliest of (x) 180 days after the date on which an inspector determines the voting results as to that director pursuant to Section 60.223 of the Oregon Business Corporation Act; (y) the date on which the Board of Directors appoints an individual to fill the office held by such director, which appointment shall constitute the filling of a vacancy by the Board pursuant to Section 2.2 of the Bylaws of the corporation; or (z) the date of the director’s resignation. Any vacancy resulting from the nonelection of a director under this Section 1 may be filled by the Board as provided in Section 2.2 of the Bylaws. The Nominating and Governance Committee of the Board of Directors, or any successor thereto, will consider promptly whether to fill the office of a nominee failing to receive a majority vote and make a recommendation to the Board of Directors about filling the office. The Board of Directors will act on the recommendation of the Nominating and Governance Committee, or any successor thereto, and within 180 days after the certification of the shareholder vote will disclose publicly its decision. Except as provided in the next sentence, no director who failed to receive a majority vote for election will participate in the Nominating and Governance Committee (or any successor thereto) recommendation or Board of Directors decision about filling his or her office. If no director receives a majority vote in an uncontested election, then the incumbent directors (i) will nominate a slate of directors and hold a special meeting for the purpose of electing those nominees as soon as practicable, and (ii) may in the interim fill one or more offices with the same director(s) who will continue in office until their successors are elected.”

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APPENDIX 3
Majority Voting Amendments
~~2017~~2019
SECOND AMENDED AND RESTATED
BYLAWS
OF
LITHIA MOTORS, INC.
ARTICLE 1.
SHAREHOLDERS’ MEETINGS

Section 1.1 Annual Meeting. The annual meeting of the shareholders will be held in April or May of every year on such date and at such time as is be determined by the Board of Directors. The annual meeting of the shareholders will be held at the principal office of the Corporation or at such other place as may be determined by the Board of Directors. At such meeting the shareholders entitled to vote will elect a Board of Directors and transact such other business as may come before the meeting.
Section 1.2 Special Meetings. Special meetings of shareholders will be held at any time on call of the President or the Board of Directors.
Section 1.3 Notice of Shareholder Business and Nominations.

(a)	Annual Meetings of Shareholders.

(1)
Only business properly brought before an annual meeting of shareholders, including nominations of persons for election to the Board of Directors, may be conducted at the meeting. To be properly brought before an annual meeting, business must be brought pursuant to the Corporation’s notice of meeting or any supplement to the Corporation’s notice of meeting;

(i)	by or at the direction of the Board of Directors; or

(ii)
by any shareholder of the Corporation who (A) was a shareholder of record (and, with respect to any beneficial owner, if different, on whose behalf the business is proposed, only if the beneficial owner was the beneficial owner of shares) of the Corporation when the notice provided for in this Section 1.3 is delivered to the Secretary of the Corporation, (B) is entitled to vote at the meeting, and (C) complies with the notice procedures set forth in Section 1.3(a)(2)-(3). This clause (ii) is the exclusive means for a shareholder to nominate director candidates or submit or propose other business before an annual meeting of shareholders, except that, if the Corporation has a class of securities registered under the Securities Exchange Act of 1934 (the “Exchange Act”), a proposal or nomination properly brought under Rule 14a-8 of the Exchange Act that is included in the Corporation’s notice of meeting satisfies the notice requirements set forth in these Bylaws.

(2)
For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to Section 1.3(a)(1)(ii), the shareholder must have given timely written notice of the nomination or other business to the Corporation’s Secretary, and the other business must be a proper matter for shareholder action as determined by the Board of Directors. To be timely, notice must be delivered to the Secretary at the Corporation’s principal executive offices at least 90 days, and no earlier than 120 days, before the first anniversary of the preceding year’s annual meeting. However, if the date of the annual meeting is more than 30 days before or more than 70 days after the anniversary date, notice must be delivered no earlier than 120 days before the annual meeting and no later than the later of 90 days before the annual meeting or 10 days following the day on which public announcement of the date of the meeting is first made by the Corporation. The public announcement of an adjournment or postponement of an annual meeting of shareholders does not commence a new time period, or extend any time period, for the giving of a shareholder’s notice described above. The shareholder’s notice must set forth the information required by Section 1.3(c) or it will not be considered timely.

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(3)
Notwithstanding the second and third sentences of Section 1.3(a)(2) to the contrary, if the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a shareholder’s notice required by this Section 1.3 will be considered timely, but only with respect to nominees for any new positions created by the increase, if it is delivered to the Secretary at the principal executive offices of the Corporation not later than 10 days after the public announcement of the date of the meeting.

(b)	Special Meetings of Shareholders.

(1)
The only business that may be conducted at a special meeting of shareholders is the business described in the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only:

(i)	by or at the direction of the Board of Directors; or

(ii)
by any shareholder of the Corporation who (A) is a shareholder of record (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if the beneficial owner was the beneficial owner of shares) when the notice provided for in this Section 1.3(b) is delivered to the Secretary of the Corporation, (B) is entitled to vote at the special meeting, and (C) complies with the notice procedures set forth in this Section 1.3.

(2)
If a special meeting of shareholders is called to elect one or more directors to the Board of Directors, any shareholder entitled to vote in the election of directors may nominate a person or persons, as the case may be, for election to such position(s) as specified in the Corporation’s notice of meeting if the shareholder’s notice required by Section 1.3(c) with respect to any nomination, including the completed and signed questionnaire and representation and agreement required by Section 1.3(c)(4), is delivered to the Secretary at the principal executive offices of the Corporation not later than 10 days following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at the meeting. An adjournment or the public announcement of a postponement of a special meeting does not commence a new time period, or extend any time period, for the giving of a shareholder’s notice described above.

(c)	Information Required in Shareholder Notice. A shareholder notice given pursuant to this Section 1.3 must contain the following information:

(1)	as to each person the shareholder proposes to nominate for election or re‑election as a director:

(i)
all information relating to the person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or that is otherwise required, in each case pursuant to Section 14 under the Exchange Act and the rules and regulations promulgated thereunder (including the person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

(ii)
a description of all direct and indirect compensation and other material monetary agreements, arrangements, and understandings during the past three years, and any other material relationships, between or among the shareholder and beneficial owner on whose behalf the nomination is made, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K under the Exchange Act if the shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of that item and the nominee were a director or executive office of such registrant;

(2)	as to any business other than a nomination of a director or directors that the shareholder proposes to bring before the annual meeting:

(i)	a brief description of the business desired to be brought before the annual meeting;

(ii)
the text of the proposal or business, including the text of any resolutions proposed for consideration and, if the business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment;

(iii)	the reasons for conducting the business at the annual meeting and any material interest in the business of the shareholder and any beneficial owner on whose behalf the proposal is made; and

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(iv)
a description of all agreements, arrangements, and understandings between the shareholder and beneficial owner, if any, and any other person or persons, including their names, in connection with the proposal of such business by such shareholder;

(3)	as to the shareholder giving the notice and any beneficial owner on whose behalf the nomination or proposal is made:

(i)	the name and address of the shareholder, as they appear on the Corporation’s books, and of the beneficial owner;

(ii)
(A) the class and number of shares of capital stock of the Corporation owned beneficially and of record by the shareholder and the beneficial owner, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right is subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by the shareholder or beneficial owner, if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which the shareholder or beneficial owner, if any, has a right to vote any shares of any security of the Corporation, (D) any short interest in any security of the Corporation (for purposes of these Bylaws, a person is deemed to have a short interest in a security if the person directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividend on the shares of the Corporation owned beneficially by the shareholder or beneficial owner, if any, that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which the shareholder or beneficial owner, if any, is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, and (G) any performance-related fees, other than asset‑based fees, that the shareholder or beneficial owner, if any, is entitled to based on any increase or decrease in the value of the shares of the Corporation or Derivative Instruments, if any, as of the date of the notice, including without limitation any interests held by members of the shareholder’s or beneficial owner’s immediate family sharing the same household, which information must be supplemented by the shareholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date;

(iii)
a representation that the shareholder is a holder of record of shares of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose the business or nomination;

(iv)
a representation as to whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends to (A) deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee or (B) otherwise solicit proxies from shareholders in support of the proposal or nomination;

(v)
any other information relating to the shareholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal or for the election of directors in a contested election pursuant to Section 14 under the Exchange Act and the rules and regulations thereunder; and

(vi)
any other information the Corporation reasonably requires that any proposed nominee furnish to the Corporation to determine the eligibility of the proposed nominee to serve as a director of the Corporation;

(4)
with respect to each nominee for election or reelection to the Board of Directors, a completed questionnaire with respect to the background and qualification of the person and the background of any other person or entity on whose behalf the nomination is being made, which questionnaire the Secretary shall provide upon written request, and a written representation and agreement, in the form provided by the Secretary upon written request, that the person:

(i)	is not and will not become a party to (A) any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any person or entity as to how the person, if

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elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with the person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties to the Corporation and its shareholders under applicable law;

(ii)
is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with service or action as a director of the Corporation that has not been disclosed therein; and

(iii)
in the person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines of the Corporation.

(d)	General.

(1)
Only persons nominated in accordance with the procedures set forth in this Section 1.3 are eligible to be elected at an annual or special meeting of shareholders of the Corporation to serve as directors, and only the business that has been brought before the meeting in accordance with the procedures set forth in this Section 1.3 may be conducted at a meeting of the shareholders. Except as otherwise provided by law, the chairman of the meeting has the power and duty to (i) determine whether a nomination or any business proposed to be brought before an annual or special meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.3 and (ii) if any proposed nomination or business is not in compliance with this Section 1.3 (including whether the shareholder or any beneficial owner on whose behalf the nomination or proposal is made solicits, or is part of a group which solicits, or fails to solicit, as the case may be, proxies in support of the shareholder’s nominee or proposal in compliance with the shareholder’s representation as required by Section 1.3(c)(3)(iv)), to declare that the nomination will be disregarded or that the proposed business will not be transacted.

(2)
For purposes of this Section 1.3, “public announcement” means disclosure in a press release reported by the Dow Jones News Service, Business Wire, Associated Press, PR Newswire, or comparable industry news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act.

Notwithstanding the foregoing provisions of these Bylaws, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these Bylaws. However, (i) any references in these Bylaws to the Exchange Act or the rules thereunder are not intended to and do not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 1.3(a)(1)(ii) or Section 1.3(b) and (ii) irrespective of whether or not the Corporation is subject to Regulation 14A under the Exchange Act, a shareholder shall provide the information required in Section 1.3(c) as if the Corporation were subject to Regulation 14A. Nothing in these Bylaws is deemed to affect any rights (i) of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of preferred stock if, and to the extent, provided for under law, the Articles of Incorporation, or these Bylaws.

Section 1.4 Conduct of Meetings.

(e)
Chairman of the Meeting. The Chairman of the Board of Directors and the President, in that order, or in their absence, a person designated by the Board of Directors, shall preside at shareholder meetings as the chairman of the meeting. The chairman of the meeting determines, and announces at the meeting, the date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting.

(f)
Rules. The Board of Directors may adopt by resolution any rules for the conduct of the meeting of shareholders as it deems appropriate. Except to the extent inconsistent with rules adopted by the Board of Directors, the chairman of a meeting of shareholders has the exclusive right and authority to prescribe rules and procedures, and to perform all acts as, in the judgment of the chairman, are appropriate for the proper conduct of the meeting. The rules or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to shareholders of record of the Corporation, their duly authorized and constituted proxies, or any other persons as the chairman of the meeting determines; (iv) restrictions on entry to the meeting after the time fixed for its commencement; and (v) limitations on the time allotted to questions or comments by

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participants. Unless and to the extent otherwise determined by the Board of Directors or the chairman of the meeting, meetings of shareholders are not required to be held in accordance with the rules of parliamentary procedure.

(g)
Adjournment. Any annual or special meeting of shareholders, whether or not a quorum is present, may be adjourned only by the chairman of the meeting from time to time to reconvene at the same or some other time, date, and place, and notice need not be given of any adjourned meeting if the time, date, and place are announced at the meeting at which the adjournment occurs. The shareholders present at a meeting do not have authority to adjourn the meeting. At the adjourned meeting at which a quorum is present, the shareholders may transact any business that may have been transacted at the original meeting. If after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each shareholder of record entitled to vote at the meeting.

ARTICLE 2.
BOARD OF DIRECTORS
Section 2.1 Number ~~and Election~~ of Directors. The Board of Directors will consist of not less than five members and not more than nine members. The number of directors will be established within this range from time to time by the Board of Directors. A decrease in the number of directors will not have the effect of shortening the term of any incumbent director. ~~At each annual meeting, the shareholders will elect directors by a plurality of the votes cast by the shares entitled to vote in the election. Each director will be elected to hold office until the next annual meeting of shareholders and until the election and qualification of a successor, subject to prior death, resignation or removal.~~
Section 2.2 Vacancies. Unless otherwise provided by the Articles of Incorporation or unless previously filled by the vote of at least a majority of the total number of votes represented by the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (voting together as a single class), any vacancy occurring in the Board of Directors, including both a vacancy resulting from removal of a director or from an increase in the number of directors, may be filled by vote of a majority of the remaining directors then in office, even if less than a quorum. Any director elected to fill a vacancy will serve until the next annual shareholders meeting and until the successors have been elected and qualified, subject to prior death, resignation or removal.
Section 2.3 Annual Meeting. An annual meeting of the Board of Directors will be held without notice immediately after the adjournment of the annual meeting of the shareholders or at another time designated by the Board of Directors upon notice in the same manner as provided in Section 2.5. The annual meeting will be held at the principal office of the Corporation or at such other place as the Board of Directors may designate.
Section 2.4 Regular Meetings. The Board of Directors may provide by resolution for regular meetings. Unless otherwise required by such resolution, regular meetings may be held without notice of the date, time, place or purpose of the meeting.

Section 2.5 Special Meetings. Special meetings of the Board of Directors may be called by the President, the Chief Executive Officer or any member of the Board of Directors. Notice of each special meeting will be given to each director, either by oral or in written notification actually received not less than 24 hours prior to the meeting or by written notice mailed by deposit in the United States mail, first class postage prepaid, addressed to the director at the director’s address appearing on the records of the Corporation not less than 72 hours prior to the meeting. Special meetings of the directors may also be held at any time when all members of the Board of Directors are present and consent to a special meeting. Special meetings of the directors will be held at the principal office of the Corporation or at any other place designated by a majority of the Board of Directors.
Section 2.6 Telephonic Meetings. The Board of Directors may permit directors to participate in a meeting by any means of communication by which all of the persons participating in the meeting can hear each other at the same time. Participation in such a meeting will constitute presence in person at the meeting.
Section 2.7 Waiver of Notice. A director may, at any time, waive any notice required by these Bylaws, the Articles of Incorporation or the Oregon Business Corporation Act. Except as otherwise provided in this Section 2.7, the waiver must be in writing, must be signed by the director, must specify the meeting for which notice is waived, and must be delivered to the Corporation for inclusion in the minutes and filing in the corporate records. A director’s attendance at a meeting waives any required notice, unless the director at the beginning of the meeting or promptly upon the director’s arrival objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to any action taken at the meeting.
Section 2.8 Quorum. A majority of the number of directors that has been established by the Board of Directors pursuant to Section 2.1 of these Bylaws will constitute a quorum for the transaction of business.

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Section 2.9 Voting. The act of the majority of the directors present at a meeting at which a quorum is present will for all purposes constitute the act of the Board of Directors, unless otherwise provided by the Articles of Incorporation or these Bylaws.
Section 2.10 Action Without Meeting. Unless otherwise provided by the Articles of Incorporation, any action required or permitted to be taken at a Board of Directors meeting may be taken without a meeting if a written consent, or consents, describing the action taken is signed by each director and included in the minutes and filed with the corporate records. The action is effective when the last director signs the consent, unless the consent specifies an earlier or later effective date. A consent signed under this section has the effect of an act of the Board of Directors at a meeting and may be described as such in any document.
Section 2.11 Removal of Directors. Unless otherwise provided by the Articles of Incorporation, the shareholders, at any meeting of the shareholders called expressly for that purpose, may remove any director from office, with or without cause, by the affirmative vote of not less than a majority of the total number of votes represented by the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
Section 2.12 Powers of Directors. The Board of Directors will have the sole responsibility for the management of the business of the Corporation. In the management and control of the property, business and affairs of the Corporation, the Board of Directors is vested with all of the powers possessed by the Corporation itself, so far as this delegation of power is not inconsistent with the Oregon Business Corporation Act, the Articles of incorporation, or these Bylaws. The Board of Directors will have the power to determine what amount constitutes net earnings of the Corporation, what amount will be reserved for working capital and for any other purpose, and what amount, if any, will be declared as dividends. Such determinations by the Board of Directors will be final and conclusive except as otherwise expressly provided by the Oregon Business Corporation Act or the Articles of Incorporation. The Board of Directors may designate one or more officers of the Corporation who will have the power to sign all deeds, leases, contracts, mortgages, deeds of trust and other instruments and documents executed by and binding upon the Corporation. In the absence of a designation of any other officer or officers, the Chief Executive Officer is so designated.
Section 2.13 Committees. Unless the Articles of Incorporation provide otherwise, a majority of the Board of Directors may designate from among its members an Executive Committee and any number of other committees. Each committee must consist of two or more directors and will have such powers and will perform such duties as may be delegated and assigned to the committee by the Board of Directors. No committee will have the authority of the Board of Directors with respect to (a) approving dividends or other distributions to shareholders, except as permitted by (h), below, (b) amending the Articles of Incorporation, except as permitted by (j), below (c) adopting a plan of merger, (d) recommending to the shareholders the sale, lease, exchange, or other disposition of all or substantially all the property and assets of the Corporation other than in the usual and regular course of its business, (e) recommending to the shareholders a voluntary dissolution of the Corporation or a revocation thereof, (f) approving or proposing to shareholders other actions required to be approved by the shareholders, (g) approving a plan of merger which does not require shareholder approval, (h) authorizing or approving any reacquisition of shares of the Corporation, except pursuant to a formula or method prescribed by the Board of Directors, (i) authorizing or approving the issuance, sale or contract for sale of shares of the Corporation’s stock except either pursuant to a stock option or other stock compensation plan or where the Board of Directors has determined the maximum number of shares and has expressly delegated this authority to the committee, (j) determining the designation and relative rights, preferences and limitations of a class or series of shares, unless the Board of Directors has determined a maximum number of shares and expressly delegated this authority to the committee, (k) adopting, amending or repealing Bylaws for the Corporation, or (l) filling vacancies on the Board of Directors or on any of its committees or (m) taking any other action which the Oregon Business Corporation Act prohibits a committee of a board of directors to take. The provisions of Sections 2.4, 2.5, 2.6, 2.7, 2.8, 2.9, and 2.10 of the Bylaws will also apply to all committees of the Board of Directors. Each committee will keep written records of its activities and proceedings. All actions by committees will be reported to the Board of Directors at the next meeting following the action and the Board of Directors may ratify, revise or alter such action, provided that no rights or acts of third parties will be affected by any such revision or alteration.
Section 2.14 Chairman of the Board. The Board of Directors may elect one of its members to be Chairman of the Board of Directors. The Chairman will advise and consult with the Board of Directors and the officers of the Corporation as to the determination of policies of the Corporation, will preside at all meetings of the Board of Directors and of the shareholders, and will perform such other functions and responsibilities as the Board of Directors may designate from time to time.
ARTICLE 3.
OFFICERS
Section 3.1 Composition. The officers of this Corporation will consist of at least a President and a Secretary and may also include a separate Chief Executive Officer, one or more Vice Presidents and a Treasurer, each of whom will be elected by the Board of

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Directors at the annual meeting of the Board of Directors or at any regular meeting of the Board of Directors or at any special meeting called for that purpose. Other officers and assistant officers and agents may be elected or appointed by or in the manner directed by the Board of Directors as the Board of Directors may deem necessary or appropriate. Any vacancies occurring in any office of this Corporation may be filled by election or appointment by the Board of Directors at any regular meeting or any special meeting called for that purpose. Each officer will hold his or her office until the next annual meeting of the Board of Directors and until the election and qualification of a successor in such office, subject to prior death, resignation or removal.
Section 3.2 Chief Executive Officer. The Board of Directors may designate one of the officers of the Corporation or the Chairman of the Board of Directors to serve as the Chief Executive Officer of the Corporation. The Chief Executive Officer will be responsible for implementing the policies and goals of the Corporation as stated by the Board of Directors and will have general supervisory responsibility and authority over the property, business and affairs of the Corporation. Unless otherwise provided by the Board of Directors, the Chief Executive Officer will have the authority to hire and fire employees and agents of the Corporation and to take such other actions as the Chief Executive Officer deems to be necessary or appropriate to implement the policies, goals and directions of the Board of Directors.
Section 3.3 President. In the absence of a specific designation by the Board of Directors of a separate Chief Executive Officer, the President will have all the responsibilities and authority of the Chief Executive Officer as set forth in Section 3.1 and may be referred to as the Corporation’s Chief Executive Officer. The President may sign any documents and instruments of the Corporation which require the signature of the President under the Oregon Business Corporation Act, the Articles of Incorporation or these Bylaws. The President will also have such responsibilities and authority as may be delegated to the President by the Chief Executive Officer or prescribed by the Board of Directors. At the request of the Chairman of the Board of Directors or in the Chairman’s absence, the President will preside at meetings of the shareholders. Upon the death, resignation or removal of the President, the Board of Directors may appoint a Vice President or another person to serve as an “acting” or “interim” President to serve as such until the position is filled by action of the Board of Directors. Unless otherwise provided by the Board of Directors, an “acting” or “interim” President will have all responsibilities and authority of the President.
Section 3.4 Vice President. A Vice President will have such responsibilities and authority as may be prescribed by the Board of Directors or as may be delegated by the Chief Executive Officer or the President to such Vice President. If at any time there is more than one Vice President, the Board of Directors may designate the order of seniority or the areas of responsibility of such Vice Presidents. A Vice President (or if more than one, the Vice Presidents in order of seniority by designation or order of appointment) will have all of the powers and perform all of the duties of the President during the absence or disability of the President.
Section 3.5 Secretary. The Secretary will keep the minutes and records of all the meetings of the shareholders and directors and of all other official business of the Corporation. The Secretary will give notice of meetings to the shareholders and directors and will perform such other duties as may be prescribed by the Board of Directors.
Section 3.6 Treasurer. The Treasurer will receive all moneys and funds of the Corporation and deposit such moneys and funds in the name of and for the account of the Corporation with one or more banks designated by the Board of Directors or in such other short-term investment vehicles as may from time to time be designated or approved by the Board of Directors. The Treasurer will keep accurate books of account and will make reports of financial transactions of the Corporation to the Board of Directors, and will perform such other duties as may be prescribed by the Board of Directors. If the Board of Directors elects a Vice President, Finance or a Chief Financial Officer, the duties of the office of Treasurer may rest in that officer.
Section 3.7 Removal. The directors, at any regular meeting or any special meeting called for that purpose, may remove any officer from office with or without cause; provided, however, that no removal will impair the contract rights, if any, of the officer removed or of this Corporation or of any other person or entity.

ARTICLE 4.
STOCK AND OTHER SECURITIES
Section 4.1 Certificates. All stock and other securities of this Corporation may be certificated or uncertificated, as provided under Oregon law, and shall be entered in the books of the Corporation and registered as they are issued. Any certificates representing shares of stock shall be in such form as the Board of Directors shall prescribe, certifying the number and class of shares of the stock of the Corporation owned by the shareholder. Any certificates issued to any shareholder of the Corporation shall be signed either manually or by facsimile, by (i) the Chairman of the Board, the President or an Executive Vice President and (ii) by the Secretary or an Assistant Secretary, and may be sealed with the seal of the Corporation or a facsimile thereof.

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Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall cause to be sent to the registered owner of such stock a written notice confirming the ownership of such stock that shall set forth the name of the shareholder in which such stock ownership is registered; the number and class (and the designation of the series, if any) of the share represented; and any restrictions on the transfer or registration of such shares of stock required by state or federal securities laws, the Corporation’s articles of incorporation, these Bylaws, or any agreement among shareholders and the Corporation.
Section 4.2 Transfer of Shares. Title to a certificate and to the interest in this Corporation represented by that certificate can be transferred only (a) by delivery of the certificate endorsed by the person designated by the certificate to be the owner of the interest represented thereby either in blank or to a specified person or (b) by delivery of the certificate and a separate document containing a written assignment of the certificate or a power of attorney to sell, assign or transfer the same, signed by the person designated by the certificate to be the owner of the interest represented thereby either in blank or to a specified person. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by property evidence of succession, assignation or authority to transfer, the Corporation will cause to be issued a new certificate or evidence of the issuance of uncertificated shares to the shareholder entitled thereto, cancel the old certificate and cause the transaction to be recorded upon the Corporation’s books.
Upon the receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be cancelled, issuance of new equivalent uncertificated shares or certificated shares shall be made to the shareholder entitled thereto and the transaction shall be recorded upon the books of the Corporation.
Section 4.3 Transfer Agent and Registrar. The Board of Directors may from time to time appoint one or more transfer agents and one or more registrars for the stock and other securities of the Corporation. The Corporation may direct or authorize the transfer agent and/or registrar to make all such rules and regulations deemed necessary and appropriate concerning the issue, transfer and registration of shares of stock by certificate or by book entry. If the Corporation has a transfer agent or registrar acting on its behalf, the signature of any officer or representative thereof may be in facsimile.
Section 4.4 Necessity for Registration. Prior to presentment for registration upon the transfer books of the Corporation of a transfer of stock or other securities of this Corporation, certificated or uncertificated, the Corporation or its agent for purposes of registering transfers of its securities may treat the registered owner of the security as the person exclusively entitled to vote the securities; to receive any notices to shareholders; to receive payment of any interest on a security, or of any ordinary, extraordinary, partial liquidating, final liquidating, or other dividend, or of any other distribution, whether paid in cash or in securities or in any other form; and otherwise to exercise or enjoy any or all of the rights and powers of an owner.
Section 4.5 Fixing Record Date. The Board of Directors may fix in advance a date as record date for the purpose of determining the registered owners of stock or other securities (a) entitled to notice of or to vote at any meeting of the shareholders or any adjournment thereof; (b) entitled to receive payment of any interest on a security, or of any ordinary, extraordinary, partial liquidating, final liquidating, or other dividend, or of any other distribution, whether paid in cash or in securities or in any other form; or (c) entitled to otherwise exercise or enjoy any or all of the rights and powers of an owner, or in order to make a determination of registered owners for any other proper purpose. The record date will be not more than 70 days and, in the case of a meeting of shareholders, not less than 10 days prior to the date on which the particular action which requires such determination of registered owners is to be taken.
Section 4.6 Record Date for Adjourned Meeting. A determination of shareholders entitled to notice of or to vote at a meeting of the shareholders is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date. A new record date must be fixed if a meeting of the shareholders’ is adjourned to a date more than 120 days after the date fixed for the original meeting.
Section 4.7 Lost Certificates. In case of the loss or destruction of a certificate of stock or other security of this Corporation, at the direction of the Board of Directors and upon the terms and conditions prescribe by the Board of Directors, Corporation may issue (i) a new certificate or certificates of stock, or (ii) issue uncertificated shares in place of any certificate or certificates previously issued by the alleged to have been lost, stolen or destroyed.
ARTICLE 5.
AMENDMENTS
Unless otherwise provided in the Articles of Incorporation, the Bylaws of the Corporation may be amended or repealed by the directors, subject to amendment or repeal by action of the shareholders, at any regular meeting or at any special meeting called for that purpose, provided notice of the proposed change is given in the notice of the meeting or notice thereof is waived in writing.

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ARTICLE 6.
SEVERABILITY
If any provision of these Bylaws is found, in any action, suit or proceeding, to be invalid or ineffective, the validity and the effect of the remaining provisions will not be affected.
As amended by action of the ~~Board of Directors~~shareholders of Lithia Motors, Inc. as of April ~~27, 2017.~~25, 2019.

Christopher S. Holzshu, Secretary

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APPENDIX 4
Amended and Restated ESPP

AMENDED AND RESTATED

LITHIA MOTORS, INC.

2009 EMPLOYEE STOCK PURCHASE PLAN

Amended and Restated Effective as of February 22, 2019

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Table of Contents

Page

1.	PURPOSE	89
2.	DEFINITIONS	89
	2.1 Account	89
	2.2 Benefits Representative	89
	2.3 Board	89
	2.4 Code	89
	2.5 Committee	89
	2.6 Common Stock	89
	2.7 Company	89
	2.8 Disability	89
	2.9 Effective Date	89
	2.10 Employee	89
	2.11 Employer	89
	2.12 Employment	89
	2.13 Entry Date	90
	2.14 Fiscal Quarter	90
	2.15 Market Price	90
	2.16 Participant	90
	2.17 Plan	90
	2.18 Stock	90
	2.19 Subsidiary	90
	2.20 Total Pay	90
3.	ELIGIBILITY	90
	3.1 Eligibility Requirements	90
	3.2 Limitations on Eligibility	91
4.	SHARES SUBJECT TO THE PLAN	91
5.	PARTICIPATION	91
	5.1 Payroll Deduction Authorization	91
	5.2 Continuing Effect of Payroll Deduction Authorization	91
	5.3 Employment and Shareholders Rights	92
6.	PAYROLL DEDUCTIONS	92
	6.1 Participant Contributions by Payroll Deductions	92
	6.2 No Other Participant Contributions Permitted	92
	6.3 Changes in Participant Contributions	92
7.	GRANTING OF OPTION TO PURCHASE STOCK	92
	7.1 Quarterly Grant of Options	92
	7.2 Option Price	92
8.	EXERCISE OF OPTION	92
	8.1 Automatic Exercise of Options	92
	8.2 Dividends Generally	92
	8.3 Pro-rata Allocation of Available Shares	93

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Table of Contents
(continued)
Page

9.	OWNERSHIP AND DELIVERY OF SHARES	93
	9.1 Beneficial Ownership	93
	9.2 Registration of Stock	93
	9.3 Delivery of Stock Certificates	93
	9.4 Regulatory Approval	93
10.	WITHDRAWAL OF PAYROLL DEDUCTIONS	93
11.	TERMINATION OF EMPLOYMENT	93
	11.1 General Rule	94
	11.2 Termination Due to Retirement, Death or Disability	94
	11.3 Termination Other Than for Retirement, Death or Disability	94
	11.4 Rehired Employees	94
12.	ADMINISTRATION OF THE PLAN	94
	12.1 No Participation in Plan by Committee Members	94
	12.2 Authority of the Committee	94
	12.3 Meetings	94
	12.4 Decisions Binding	95
	12.5 Expenses of Committee	95
	12.6 Indemnification	95
13.	DESIGNATION OF BENEFICIARY	95
14.	TRANSFERABILITY	95
15.	NO RIGHTS AS A SHAREHOLDER UNTIL SHARES ISSUED	95
16.	CHANGES IN THE COMPANY’S CAPITAL STRUCTURE	95
17.	PLAN EXPENSES; USE OF FUNDS; NO INTEREST PAID	96
18.	TERM OF THE PLAN	96
19.	AMENDMENT OR TERMINATION OF THE PLAN	96
20.	SECURITIES LAWS RESTRICTIONS ON EXERCISE	97
21.	SECTION 16 COMPLIANCE	97
22.	WITHHOLDING TAXES FOR DISQUALIFYING DISPOSITION	97
23.	NO RESTRICTION ON CORPORATE ACTION	97
24.	USE OF FUNDS	97
25.	MISCELLANEOUS	97
	25.1 Options Carry Same Rights and Privileges	97
	25.2 Headings	97
	25.3 Gender and Tense	97
	25.4 Governing Law	97
	25.5 Regulatory Approvals and Compliance	97
	25.6 Severability	97
	25.7 Refund of Contributions on Noncompliance with Tax Law	98
	25.8 No Guarantee of Tax Consequences	98
	25.9 Company as Agent for the Employers	98

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AMENDED AND RESTATED

LITHIA MOTORS, INC.

2009 EMPLOYEE STOCK PURCHASE PLAN

1.
PURPOSE. This Amended and Restated Lithia Motors, Inc. 2009 Employee Stock Purchase Plan (the “Plan”) is amended and restated as of February 22, 2019. The Plan is intended to provide an incentive for employees of Lithia Motors, Inc. (the “Company”) and its participating Subsidiaries to acquire or increase their proprietary interests in the Company through the purchase of shares of Common Stock of the Company. The Plan is intended to qualify as an “employee stock purchase plan” under Sections 421 and 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The provisions of the Plan will be construed in a manner consistent with the requirements of such sections of the Code and the respective Code regulations.

2.DEFINITIONS. As used in this Plan:

2.1
“Account” means the account recorded in the records of the Company established on behalf of a Participant to which the amount of the Participant’s payroll deductions authorized under Section 6 and purchases of Common Stock under Section 8 shall be credited, and any distributions of shares of Common Stock under Section 9 and withdrawals under Section 10 shall be charged.

2.2
“Benefits Representative” means the employee benefits department of the Company or any such other person, regardless of whether employed by an Employer, who has been formally, or by operation or practice, designated by the Committee to assist the Committee with the day-to-day administration of the Plan.

2.3	“Board” means the Board of Directors of the Company.

2.4
“Code” means the Internal Revenue Code of 1986, or any successor thereto, as amended and in effect from time to time. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to any Section and any treasury regulations thereunder.

2.5
“Committee” means the Compensation Committee of the Board. The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may split the powers and duties of the Committee among one or more separate Committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

2.6    “Common Stock” means the Class A Common Stock, without par value, of the Company.

2.7    “Company” means Lithia Motors, Inc., an Oregon corporation, and any successor thereto.

2.8    “Disability” means permanently and totally disabled as defined in Section 22(e)(3) of the Code.

2.9    “Effective Date” means the date on which this Plan was initially approved by the shareholders of the Company.

2.10    “Employee” means any person who, at such time, is in the Employment of an Employer.

2.11
“Employer” means the Company, its successors, any Subsidiary, and any parent or subsidiary corporation that issues or assumes rights or obligations under the Plan in any transaction described in Section 424(a) of the Code or by a parent corporation or a subsidiary corporation of such corporation.

2.12
“Employment” means Employment as an employee or officer by the Company or a Subsidiary as designated in such entity’s payroll records, or by any corporation issuing or assuming rights or obligations under the Plan in any transaction described in Section 424(a) of the Code or by a parent corporation or a subsidiary corporation of such corporation. In this regard, neither the transfer of a Participant from Employment by the Company to Employment by a Subsidiary nor the transfer of a Participant from Employment by a Subsidiary to Employment by either the Company or any other Subsidiary shall be deemed to be a termination of Employment of the Participant. The Employment shall be treated as continuing while a participant is on military leave, sick leave or other leave of

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absence approved by the Company or a Subsidiary that meets the requirements of Treasury Regulations Section 1.421-1(h)(2). Where the period of leave exceeds 3 months or such other period of time specified in such Regulation and the Participant’s right to reemployment is not guaranteed by statute or contract Employment shall be deemed to be terminated on the first day following such three month period or such other period specified in such Regulation. Any worker treated as an independent contractor by the Company or any Subsidiary who is later reclassified as a common-law employee shall not be in Employment during any period in which such worker was treated by the Company or a Subsidiary as an independent contractor. Any “leased employee”, as described in Section 414(n) of the Code, shall not be deemed an Employee hereunder.

2.13	“Entry Date” means the first day of each Fiscal Quarter.

2.14
“Fiscal Quarter” means a three consecutive month period beginning on each January 1, April 1, July 1 and October 1, commencing with the first such date following the Effective Date and continuing until the Plan is terminated.

2.15
“Market Price” means, the market value of a share of Stock on any date, which shall be determined as (i) the closing sales price on the immediately preceding business day of a share of Stock as reported on the New York Stock Exchange or other principal securities exchange on which shares of Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Stock as quoted by the National Quotation Bureau’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System on the immediately preceding business day. If the price of a share of Stock shall not be so reported or quoted pursuant to the previous sentence, the fair market value of a share of Stock shall be determined by the Committee in its discretion, provided that such method is appropriate for purposes of an employee stock purchase plan under Section 423 of the Code.

2.16	“Participant” means any Employee who meets the eligibility requirements of Section 3 and who has elected to and is participating in the Plan.

2.17	“Plan” means the Lithia Motors, Inc. 2009 Employee Stock Purchase Plan, as set forth herein, and all amendments hereto.

2.18	“Stock” means the Common Stock (as defined above).

2.19
“Subsidiary” means any domestic or foreign corporation, limited liability company, partnership or other form of business entity (other than the Company) (i) which, pursuant to Section 424(f) of the Code, is included in an unbroken chain of entities beginning with the Company if, at the time of the granting of the option, each of the entities other than the last entity in the unbroken chain owns at least a majority of the total combined voting power of all interests in one of the other entities in such chain, and (ii) which has been designated by the Board or the Committee as an entity whose Employees are eligible to participate in the Plan.

2.20
“Total Pay” means regular straight-time earnings or base salary, plus payments for overtime, shift differentials, incentive compensation, bonuses, and other special payments, fees, allowances or extraordinary compensation, prior to reduction pursuant to Section 125, 132(f) or 401(k) of the Code, but excluding allowances and reimbursements for expenses such as relocation allowances or travel allowances, income or gains on the exercise of Company stock options, and similar items.

3.ELIGIBILITY.

3.1
Eligibility Requirements. Participation in the Plan is voluntary. Each Employee who has completed at least ninety (90) days of continuous Employment with an Employer (calculated from his last date of hire to the termination of his Employment for any reason), is regularly scheduled to work at least 20 hours per week and has reached the age of majority in the jurisdiction of his legal residency, will be eligible to participate in the Plan on the first day of the payroll period commencing on or after the later of (i) the Effective Date or (ii) the Entry Date on which the Employee first satisfies the aforementioned eligibility requirements. Each Employee whose Employment terminates and who is rehired by an Employer shall be treated as a new Employee for eligibility purposes under the Plan.

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3.2	Limitations on Eligibility. Notwithstanding any provision of this Plan to the contrary, no Employee will be granted an option under the Plan:

3.2.1    if, immediately after the grant, the Employee would own stock, and/or hold outstanding options to purchase stock, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary; or

3.2.2    which permits the Employee’s rights to purchase stock under this Plan and all other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time, all as determined in accordance with Section 423(b)(8) of the Code.

For purposes of Section 3.2.1 above, pursuant to Section 424(d) of the Code, (i) the Employee with respect to whom such limitation is being determined shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and (ii) stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. In addition, for purposes of Section 3.2.2 above, pursuant to Section 423(b)(8) of the Code, (i) the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year, (ii) the right to purchase stock under an option accrues at the rate provided in the option but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such option is granted) for any one calendar year, and (iii) a right to purchase stock which has accrued under one option granted pursuant to the Plan may not be carried over to any other option.
4.SHARES SUBJECT TO THE PLAN. The total number of shares of Common Stock that upon the exercise of options granted under the Plan will not exceed 3,000,000 shares (subject to subsequent shareholder approval of additional shares and registration of such shares) and subject to adjustment as provided in Section 16, and such shares may be originally issued shares, treasury shares, reacquired shares, shares bought in the market, or any combination of the foregoing. If any option which has been granted expires or terminates for any reason without having been exercised in full, the shares represented by such option will again become available for purposes of the Plan. Any shares which are not subject to outstanding options upon the termination of the Plan shall cease to be subject to the Plan.

5.PARTICIPATION.

5.1
Payroll Deduction Authorization. An Employee shall be eligible to participate in the Plan as of the first Entry Date following such Employee’s satisfaction of the eligibility requirements of Section 3. At least 10 days (or such other period as may be prescribed by the Committee or a Benefits Representative) prior to the first Entry Date as of which an Employee is eligible to participate in the Plan, the Employee shall execute and deliver to the Benefits Representative, on the form prescribed for such purpose, an authorization for payroll deductions which specifies his chosen rate of payroll deduction contributions pursuant to Section 6, and such other information as is required to be provided by the Employee on such enrollment form. The enrollment form shall authorize the Employer to reduce the Employee’s Total Pay by the amount of such authorized contributions. To the extent provided by the Committee or a Benefits Representative, each Participant shall also be required to open a stock brokerage account with a brokerage firm which has been engaged to administer the purchase, holding and sale of Common Stock for Accounts under the Plan and, as a condition of participation hereunder, the Participant shall be required to execute any form required by the brokerage firm to open and maintain such brokerage account.

5.2
Continuing Effect of Payroll Deduction Authorization. Payroll deductions for a Participant will commence with the first payroll period beginning after the Participant’s authorization for payroll deductions becomes effective, and will end with the payroll period that ends when terminated by the Participant in accordance with Section 6.3 or due to his termination of Employment in accordance with Section 11. Payroll deductions will also cease when the Participant is suspended from participation due to a withdrawal of payroll deductions in accordance with Section 10. When applicable with respect to Employees who are paid on a hourly wage basis, the authorized payroll deductions shall be withheld from wages when actually paid following the period in which the compensatory services were rendered. Only payroll deductions that are credited to the Participant’s Account during the Fiscal Quarter will be used to purchase Common Stock pursuant to Section 8 regardless of when the work was performed.

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5.3
Employment and Shareholders Rights. Nothing in this Plan will confer on a Participant the right to continue in the employ of the Employer or will limit or restrict the right of the Employer to terminate the Employment of a Participant at any time with or without cause. A Participant will have no interest in any Common Stock to be purchased under the Plan or any rights as a shareholder with respect to such Stock until the Stock has been purchased and credited to the Participant’s Account.

6.PAYROLL DEDUCTIONS.

6.1
Participant Contributions by Payroll Deductions. At the time a Participant files his payroll deduction authorization form, the Participant will elect to have deductions made from the Participant’s Total Pay for each payroll period such authorization is in effect in whole percentages at the rate of not less than 1% nor more than 10% of the Participant’s Total Pay.

6.2
No Other Participant Contributions Permitted. All payroll deductions made for a Participant will be credited to the Participant’s Account under the Plan. A Participant may not make any separate cash payment into such Account.

6.3
Changes in Participant Contributions. Subject to Sections 10 and 21, a Participant may increase, decrease, suspend, or resume payroll deductions under the Plan by giving written notice to a designated Benefits Representative at such time and in such form as the Committee or Benefits Representative may prescribe from time to time. Such increase, decrease, suspension or resumption will be effective as of the first day of the payroll period as soon as administratively practicable after receipt of the Participant’s written notice, but not earlier than the first day of the payroll period of the Fiscal Quarter next following receipt and acceptance of such form. Notwithstanding the previous sentence, a Participant may completely discontinue contributions at any time during a Fiscal Quarter, effective as of the first day of the payroll period as soon as administratively practicable following receipt of a written discontinuance notice from the Participant on a form provided by a designated Benefits Representative. Following a discontinuance of contributions, a Participant cannot authorize any payroll contributions to his Account for the remainder of the Fiscal Quarter in which the discontinuance was effective.

7.GRANTING OF OPTION TO PURCHASE STOCK.

7.1
Quarterly Grant of Options. For each Fiscal Quarter, on the first day of the Fiscal Quarter a Participant will be deemed to have been granted an option to purchase as many whole shares as may be purchased with the payroll deductions credited to the Participant’s Account during the Fiscal Quarter (together with any payroll deductions from the previous Fiscal Quarter retained in the Participant’s Account as of the end of such Fiscal Quarter as provided in Section 8.1 and any cash dividends paid during the Fiscal Quarter as provided in Section 8.2).

7.2
Option Price. Notwithstanding any provision to the contrary in this Plan, the option price of the Common Stock purchased with the amount credited to the Participant’s Account during each Fiscal Quarter will be equal to 85% of the Market Price of a share of Stock on the last day of the Fiscal Quarter.

8.EXERCISE OF OPTION.

8.1
Automatic Exercise of Options. Unless a Participant has elected to withdraw payroll deductions in accordance with Section 10, the Participant’s option for the purchase of Common Stock will be deemed to have been exercised automatically as of the last day of the Fiscal Quarter for the purchase of the number of whole shares of Common Stock which the accumulated payroll deductions (and cash dividends on the Common Stock as provided in Section 8.2) in the Participant’s Account at that time will purchase at the applicable option price. No fractional shares may be issued under the Plan. As of the last day of each Fiscal Quarter, the balance of each Participant’s Account shall be applied to purchase the number of whole shares of Common Stock as determined by dividing the balance of such Participant’s Account as of such date by the option price determined pursuant to Section 7.2. Any amounts accumulated in a Participant’s Account during a Fiscal Quarter under Section 5.1 that are not sufficient to purchase a full share of Common Stock at the end of such Fiscal Quarter shall be retained in the Participant’s Account for the subsequent Fiscal Quarter, subject to earlier withdrawal by the Participant as provided in Section 10. The Participant’s Account shall be debited accordingly. The Committee or its delegate shall make all determinations with respect to applicable currency exchange rates when applicable.

8.2
Dividends Generally. Cash dividends paid on shares of Common Stock which have not been delivered to the Participant pending the Participant’s request for delivery pursuant to Section 9.3, will be combined with the

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Participant’s payroll deductions and applied to the purchase of Common Stock at the end of the Fiscal Quarter in which the cash dividends are received, subject to the Participant’s withdrawal rights set forth in Section 10. Dividends paid in the form of shares of Common Stock or other securities with respect to shares that have been purchased under the Plan, but which have not been delivered to the Participant, will be credited to the shares that are credited to the Participant’s Account.

8.3
Pro-rata Allocation of Available Shares. If the total number of shares to be purchased under option by all Participants exceeds the number of shares authorized under Section 4, a pro-rata allocation of the available shares will be made among all Participants authorizing such payroll deductions based on the amount of their respective payroll deductions through the last day of the Fiscal Quarter.

9.OWNERSHIP AND DELIVERY OF SHARES.

9.1
Beneficial Ownership. A Participant will be the beneficial owner of the shares of Common Stock purchased under the Plan on exercise of an option and will have all rights of beneficial ownership in such shares. Any dividends paid with respect to such shares will be credited to the Participant’s Account and applied as provided in Section 8 until the shares are delivered to the Participant.

9.2
Registration of Stock. Stock to be delivered to a Participant under the Plan will be registered on the books and records of the Company in the name of the Participant, or if the Participant so directs by written notice to the designated Benefits Representative or brokerage firm, if any, prior to the purchase of Stock hereunder, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law. Any such designation shall not apply to shares purchased after a Participant’s death by the Participant’s beneficiary or estate, as the case may be, pursuant to Section 11.2. If a brokerage firm is engaged by the Company to administer Accounts under the Plan, such firm shall provide such account registration forms as are necessary for each Participant to open and maintain a brokerage account with such firm.

9.3
Delivery of Stock Certificates. The Company, or a brokerage firm or other entity selected by the Company, shall deliver to each Participant a certificate for the number of shares of Common Stock purchased by the Participant hereunder as soon as practicable after the close of each Fiscal Quarter. Alternatively, in the discretion of the Committee, the stock certificate, or other written documentation or notice of electronic transfer evidencing such stock ownership, may be delivered to a designated stock brokerage account maintained for the Participant and held in “street name” in order to facilitate the subsequent sale of the purchased shares.

9.4
Regulatory Approval. In the event the Company is required to obtain from any commission or agency the authority to issue any stock certificate hereunder, the Company shall seek to obtain such authority. The inability of the Company to obtain from any such commission or agency the authority which counsel for the Company deems necessary for the lawful issuance of any such certificate shall relieve the Company from liability to any Participant, except to return to the Participant the amount of his Account balance used to exercise the option to purchase the affected shares.

10.WITHDRAWAL OF PAYROLL DEDUCTIONS. At any time during a Fiscal Quarter, but in no event later than 15 days (or such shorter prescribed by the Committee or a Benefits Representative) prior to the last day of the Fiscal Quarter, a Participant may elect to abandon his election to purchase Common Stock under the Plan. By written notice to the designated Benefits Representative on a form provided for such purpose, the Participant may thus elect to withdraw all of the accumulated balance in his Account being held for the purchase of Common Stock in accordance with Section 8. Partial withdrawals will not be permitted. All such amounts will be paid to the Participant as soon as administratively practical after receipt of his notice of withdrawal. After receipt and acceptance of such withdrawal notice, no further payroll deductions will be made from the Participant’s Total Pay beginning as of the next payroll period during the Fiscal Quarter in which the withdrawal notice is received. The Committee, in its discretion, may determine that amounts otherwise withdrawable hereunder by Participants shall be offset by an amount that the Committee, in its discretion, determines to be reasonable to help defray the administrative costs of effecting the withdrawal, including, without limitation, fees imposed by any brokerage firm which administers such Participant’s Account. After a withdrawal, an otherwise eligible Participant may resume participation in the Plan as of the first day of the Fiscal Quarter next following his delivery of a payroll deduction authorization pursuant to the procedures prescribed in Section 5.1.

11.TERMINATION OF EMPLOYMENT.

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11.1	General Rule. Upon termination of a Participant’s Employment for any reason, his participation in the Plan will immediately terminate.

11.2
Termination Due to Retirement, Death or Disability. If the Participant’s termination of Employment is due to (i) retirement from Employment on or after his attainment of age 65, (ii) death or (iii) Disability, the Participant (or the Participant’s personal representative or legal guardian in the event of Disability, or the Participant’s beneficiary (as defined in Section 12) or the administrator of his will or executor of his estate in the event of death), will have the right to elect, either to:

11.2.1    Withdraw all of the cash and shares of Common Stock credited to the Participant’s Account as of his termination date; or

11.2.2    Exercise the Participant’s option for the purchase of Common Stock on the last day of the Fiscal Quarter (in which termination of Employment occurs) for the purchase of the number of shares of Common Stock which the cash balance credited to the Participant’s Account as of the date of the Participant’s termination of Employment will purchase at the applicable option price.

The Participant (or, if applicable, such other person designated in the first paragraph of this Section 11.2) must make such election by giving written notice to the Benefits Representative at such time and in such manner as prescribed from time to time by the Committee or Benefits Representative. In the event that no such written notice of election is received by the Benefits Representative within 30 days of the Participant’s termination of Employment date, the Participant (or such other designated person) will automatically be deemed to have elected to withdraw the balance in the Participant’s Account as of his termination date. Thereafter, any accumulated cash and shares of Common Stock credited to the Participant’s Account as of his termination of Employment date will be delivered to or on behalf of the Participant as soon as administratively practicable.

11.3
Termination Other Than for Retirement, Death or Disability. Upon termination of a Participant’s Employment for any reason other than retirement, death, or Disability pursuant to Section 11.2, the participation of the Participant in the Plan will immediately terminate. Thereafter, any accumulated cash and shares of Common Stock credited to the Participant’s Account as of his termination of Employment date will be delivered to the Participant as soon as administratively practicable.

11.4	Rehired Employees. Any Employee whose Employment terminates and who is subsequently rehired by an Employer shall be treated as a new Employee for purposes of eligibility to participate in the Plan.

12.ADMINISTRATION OF THE PLAN.

12.1	No Participation in Plan by Committee Members. No options may be granted under the Plan to any member of the Committee during the term of his membership on the Committee.

12.2
Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have the plenary authority to (i) interpret the Plan and all options granted under the Plan, (ii) make such rules as it deems necessary for the proper administration of the Plan, (iii) make all other determinations necessary or advisable for the administration of the Plan, and (iv) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option granted under the Plan in the manner and to the extent that the Committee deems advisable. Any action taken or determination made by the Committee pursuant to this and the other provisions of the Plan shall be conclusive on all parties. The act or determination of a majority of the Committee shall be deemed to be the act or determination of the Committee. By express written direction, or by the day-to-day operation of Plan administration, the Committee may delegate the authority and responsibility for the day-to-day administrative or ministerial tasks of the Plan to a Benefits Representative, including a brokerage firm or other third party engaged for such purpose.

12.3
Meetings. The Committee shall designate a chairman from among its members to preside at its meetings, and may designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings. Meetings shall be held at such times and places as shall be determined by the Committee, and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote of a majority of its members, taken at a meeting, or by the affirmative

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vote of all of its members taken without a meeting. The Committee may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Committee.

12.4
Decisions Binding. All determinations and decisions made by the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, Participants, and their estates and beneficiaries.

12.5
Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel, consultant or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

12.6
Indemnification. Each person who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with. or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.DESIGNATION OF BENEFICIARY. At such time, in such manner, and using such form as shall be prescribed from time to time by the Committee or a Benefits Representative, a Participant may file a written designation of a beneficiary who is to receive any Common Stock and/or cash credited to the Participant’s Account at the Participant’s death. Such designation of beneficiary may be changed by the Participant at any time by giving written notice to the Benefits Representative at such time and in such form as prescribed. Upon the death of a Participant, and receipt by the Benefits Representative of proof of the identity at the Participant’s death of a beneficiary validly designated under the Plan, the Benefits Representative will take appropriate action to ensure delivery of such. Common Stock and/or cash to such beneficiary. In the event of the death of a Participant and the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Benefits Representative will take appropriate action to ensure delivery of such Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Benefits Representative), the Committee, in its discretion, may direct delivery of such Common Stock and/or cash to the spouse or to any one or more dependents of the Participant as the Committee may designate in its discretion. Prior to the death of the Participant, no beneficiary will acquire any interest in any Common Stock or cash credited to the Participant’s Account.

14.TRANSFERABILITY. No amounts credited to a Participant’s Account, whether cash or Common Stock, nor any rights with regard to the exercise of an option or to receive Common Stock under the Plan, may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition will be void and without effect. Each option shall be exercisable, during the Participant’s lifetime, only by the Employee to whom the option was granted. The Company shall not recognize, and shall be under no duty to recognize, any assignment or purported assignment by an. Employee of his option or of any rights under his option.

15.NO RIGHTS AS A SHAREHOLDER UNTIL SHARES ISSUED. With respect to shares of Stock subject to an option, an optionee shall not be deemed to be a shareholder, and the optionee shall not have any of the rights or privileges of a shareholder. An optionee shall have the rights and privileges of a shareholder when, but not until, the shares have been issued to the optionee following exercise of his option and reflected in the shareholder records of the Company or its transfer agent.
16.CHANGES IN THE COMPANY’S CAPITAL STRUCTURE. The Board shall make or provide for such adjustments in the maximum number of shares specified in Section 4 and the number and option price of shares subject to options outstanding under the Plan as the Board shall determine is appropriate to prevent dilution or enlargement of the rights of Participants that otherwise would result from any stock dividend, stock split, stock exchange, combination of shares, or other change in the capital structure of the Company, merger, consolidation, spin-off of assets, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities, any other corporate transaction or event having an effect similar to any of the foregoing.

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In the event of a merger of one or more corporations into the Company, or a consolidation of the Company and one or more other corporations in which the Company is the surviving corporation, each Participant, at no additional cost, shall be entitled, upon his payment for all or part of the Common Stock purchasable by him under the Plan, to receive (subject to any required action by shareholders) in lieu of the number of shares of Common Stock which he was entitled to purchase, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of the number of shares of Common Stock equal to the number of shares purchasable by the Participant hereunder.
If the Company is not the surviving corporation in any reorganization, merger or consolidation (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), or if the Company is to be dissolved or liquidated or sell substantially all of its assets or stock to another corporation or other entity, then, unless a surviving corporation assumes or substitutes new options (within the meaning of Section 424(a) of the Code) for all options then outstanding, (i) the date of exercise for all options then outstanding shall be accelerated to dates fixed by the Committee prior to the effective date of such corporate event, (ii) a Participant may, at his election by written notice to the Company, either (x) withdraw from the Plan pursuant to Section 10 and receive a refund from the Company in the amount of the accumulated cash and Stock balance in the Participant’s Account, (y) exercise a portion of his outstanding options as of such exercise date to purchase shares of Stock, at the option price, to the extent of the balance in the Participant’s Account, or (z) exercise in full his outstanding options as of such exercise date to purchase shares of Stock, at the option price, which exercise shall require such Participant to pay the related option price, and (iii) after such effective date any unexercised option shall expire. The date the Committee selects for the exercise date under the preceding sentence shall be deemed to be the exercise date for purposes of computing the option price per share of Stock. If the Participant elects to exercise all or any portion of the options, the Company shall deliver to such Participant a stock certificate issued pursuant to Section 9.4 for the number of shares of Stock with respect to which such options were exercised and for which such Participant has paid the option price. If the Participant fails to provide the notice set forth above within three days after the exercise date selected by the Committee under this Section 16, the Participant shall be conclusively presumed to have requested to withdraw from the Plan and receive payment of the accumulated balance of his Account. The Committee shall take such steps in connection with such transactions as the Committee shall deem necessary or appropriate to assure that the provisions of this Section 16 are effectuated for the benefit of the Participants.
Except as expressly provided in this Section 16, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock then available for purchase under the Plan.
17.PLAN EXPENSES; USE OF FUNDS; NO INTEREST PAID. The expenses of the Plan shall be paid by the Company except as otherwise provided herein or under the terms and conditions of any agreement entered into between the Participant and any brokerage firm engaged to administer Accounts. All funds received or held by the Company under the Plan shall be included in the general funds of the Company free of any trust or other restriction, and may be used for any corporate purpose. No interest shall be paid to any Participant or credited to his Account under the Plan.

18.TERM OF THE PLAN. The Plan shall become effective upon the approval of the Plan by the holders of the majority of the Common Stock present and represented at a special or annual meeting of the Company’s shareholders held on or before 12 months after adoption of this Plan by the board of directors. Except with respect to options then outstanding, if not terminated sooner under the provisions of Section 19, no further options shall be granted under the Plan at the earlier of (i) December 31, 2029, or (ii) the point in time when no shares of Stock reserved for issuance under Section 4 are available.

19.AMENDMENT OR TERMINATION OF THE PLAN. The Board shall have the plenary authority to terminate or amend the Plan; provided, however, that the Board shall not, without the approval of the shareholders of the Company, (i) increase the maximum number of shares which may be issued under the Plan pursuant to Section 4, (ii) materially amend the requirements as to the class of employees eligible to purchase Stock under the Plan, or (iii) permit the members of the Committee to purchase Stock under the Plan. No termination, modification, or amendment of the Plan shall adversely affect the rights of a Participant with respect to an option previously granted to him under such option without his written consent.

In addition, to the extent that the Committee determines that, in the opinion of counsel, (i) the listing for qualification requirements of any national securities exchange or quotation system on which the Company’s Common Stock is then listed or quoted, or (ii) the Code or Treasury regulations issued thereunder, require shareholder approval in order to maintain compliance with such

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listing or qualification requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended by the Board in such respect without first obtaining such required approval of the Company’s shareholders.
20.SECURITIES LAWS RESTRICTIONS ON EXERCISE. The Committee may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange, and that either (i) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective; or (ii) the Participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his intention to purchase the Stock for investment and not for resale or distribution.

21.SECTION 16 COMPLIANCE. The Plan, and transactions hereunder by persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are intended to comply with all applicable conditions of Rule 16b 3 or any successor exemption provision promulgated under the Exchange Act. To the extent that any provision of the Plan or any action by the Committee or the Board fails, or is deemed to fail, to so comply, such provision or action shall be null and void but only to the extent permitted by law and deemed advisable by the Committee in its discretion.

22.WITHHOLDING TAXES FOR DISQUALIFYING DISPOSITION. Whenever shares of Stock that were received upon the exercise of an option granted under the Plan are disposed of within two years after the date of grant of such option or one year from the date of exercise of such option (within the meaning of Section 423(a)(1)), the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding and payroll tax requirements, if any, attributable to such disposition prior to authorizing such disposition or permitting the delivery of any certificate or certificates with respect thereto.

23.NO RESTRICTION ON CORPORATE ACTION. Subject to Section 19, nothing contained in the Plan shall be construed to prevent the Board or any Employer from taking any corporate action which is deemed by the Employer to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any option granted under the Plan. No Employee, beneficiary or other person shall have any claim against any Employer as a result of any such action.

24.USE OF FUNDS. The Employers shall promptly transfer all amounts withheld under Section 6 to the Company or to any brokerage firm engaged to administer Accounts, as directed by the Company. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company will not be obligated to segregate such payroll deductions.

25.MISCELLANEOUS.

25.1
Options Carry Same Rights and Privileges. To the extent required to comply with the requirements of Section 423 of the Code, all Employees granted options under the Plan to purchase Common Stock shall have the same rights and privileges hereunder.

25.2	Headings. Any headings or subheadings in this Plan are inserted for convenience of reference only and are to be ignored in the construction or interpretation of any provisions hereof.

25.3
Gender and Tense. Any words herein used in the masculine shall be read and construed in the feminine when appropriate. Words in the singular shall be read and construed as though in the plural, and vice-versa, when appropriate.

25.4	Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Oregon to the extent not preempted by federal law.

25.5
Regulatory Approvals and Compliance. The Company’s obligation to sell and deliver Common Stock under the Plan is at all times subject to all approvals of and compliance with the (i) regulations of any applicable stock exchanges (including NASDAQ) and (ii) any governmental authorities required in connection with the authorization, issuance, sale or delivery of such Stock, as well as federal, state and foreign securities laws.

25.6
Severability. In the event that any provision of this Plan shall be held illegal, invalid, or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision had not been included herein.

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25.7
Refund of Contributions on Noncompliance with Tax Law. In the event the Company should receive notice that this Plan fails to qualify as an “employee stock purchase plan” under Section 423 of the Code, all then existing Account balances will be paid to the Participants and the Plan shall immediately terminate.

25.8
No Guarantee of Tax Consequences. The Company, Board, and the Committee do not make any commitment or guarantee that any tax treatment will apply or be available to any person participating or eligible to participate in the Plan, including, without limitation, any tax imposed by the United States or any state thereof, any estate tax, or any tax imposed by a foreign government.

25.9
Company as Agent for the Employers. Each Employer, by adopting the Plan, appoints the Company and the Board as its agents to exercise on its behalf all of the powers and authorities hereby conferred upon the Company and the Board by the terms of the Plan, including, but not by way of limitation, the power to amend and terminate the Plan.

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